            As filed with the Securities and Exchange
                 Commission on January 26, 1996

                                                File No. 33-60560
                                                        811-07618
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                   Pre-Effective Amendment No.

                  Post-Effective Amendment No. 7        X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                          Amendment No. 8               X


                ALLIANCE MUNICIPAL INCOME FUND II
       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                      One Batter Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
           immediately upon filing pursuant to paragraph (b)
      X    on January 31, 1996 pursuant to paragraph (b)

           60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485.
           75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

Registrant has registered an indefinite number of shares of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrants filed a notice pursuant to such Rule for its fiscal year ended September 30, 1995 on November 22, 1995.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                                     Location in Prospectus
_____________                                     ______________________
                                                         (Caption)

PART A

Item 1.   Cover Page                              Cover Page

Item 2.   Synopsis                                The Portfolios at a Glance

Item 3.   Condensed Financial Information         Expense Information;
                                                  Financial Highlights

Item 4.   General Description of Registrant       Description of the
                                                  Portfolios

Item 5.   Management of the Fund                  Management of the Funds;
                                                  General Information

Item 6.   Capital Stock and Other Securities      General Information;
                                                  Dividends, Distributions and
                                                  Federal Income Taxes

Item 7.   Purchase of Securities Being Offered    Purchase and Sale of Shares;
                                                  General Information

Item 8.   Redemption or Repurchase                Purchase and Sale of Shares

Item 9.   Pending Legal Proceedings               Not Applicable


PART B                                            Location in Statement
                                                  of Additional Information
                                                  _________________________
                                                        (Caption)

Item 10.  Cover Page                              Cover Page

Item 11.  Table of Contents                       Cover Page

Item 12.  General Information                     Management of the Fund;
                                                  General Information

Item 13.  Investment Objectives and Policies      Investment Policies and
                                                  Restrictions

Item 14.  Management of the Registrant            Management of the Fund

Item 15.  Control Persons and Principal
              Holders of Securities               Management of the Fund

                            CROSS REFERENCE SHEET
                        (as required by Rule 404(c))


                                                  Location in Statement
N-1A Item No.                                     of Additional Information
_____________                                     _________________________
                                                         (Caption)
PART B

(Continued)

Item 16.  Investment Advisory and
              Other Services                      Management of the Fund

Item 17.  Brokerage Allocation and
              Other Practices                     Portfolio Transactions

Item 18.  Capital Stock and Other Securities      General Information

Item 19.  Purchase, Redemption and Pricing
              of Securities Being Offered         Purchase, Redemption and
                                                  Repurchase of Shares; Net
                                                  Asset Value

Item 20.  Tax Status                              Dividends, Distributions and
                                                  Federal Income Taxes

Item 21.  Underwriters                            General Information

Item 22.  Calculation of Performance Data         General Information

Item 23.  Financial Statements                    Financial Statements; Report
                                                  of Independent Auditors

                              Alliance Municipal
--------------------------------------------------------------------------------
                               Income Portfolios
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application

                               February 1, 1996

National Portfolio                                      Michigan Portfolio
Insured National Portfolio                              Minnesota Portfolio
Arizona Portfolio                                       New Jersey Portfolio
California Portfolio                                    New York Portfolio
Insured California Portfolio                            Ohio Portfolio
Florida Portfolio                                       Pennsylvania Portfolio
Massachusetts Portfolio                                 Virginia Portfolio


--------------------------------------------------------------------------------
Table of Contents                                                           Page
The Portfolios At A Glance................................................     2
Expense Information.......................................................     3
Financial Highlights......................................................     5
Description of the Portfolios.............................................    12
    Investment Objective..................................................    12
    How the Portfolios Pursue Their Objective.............................    12
    Additional Investment Practices.......................................    14
    Certain Fundamental Investment Policies...............................    19
    Risk Considerations...................................................    19
Purchase and Sale of Shares...............................................    20
Management of the Funds...................................................    23
Dividends, Distributions and Taxes........................................    24
General Information.......................................................    26
--------------------------------------------------------------------------------

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York  10105



The fourteen Alliance Municipal Income Portfolios, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state tax that is available without assuming undue risk. These securities generally offer current yields above those of higher quality municipal obligations.

Each Portfolio is a series of Alliance Municipal Income Fund, Inc. or Alliance Municipal Income Fund II (each a "Fund"), which are open-end management investment companies. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Portfolio offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                            [LOGO OF ALLIANCE APPEARS HERE]


/(R)//SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Portfolios At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

--------------------------------------------------------------------------------
                              ALLIANCE MUNICIPAL
                               INCOME PORTFOLIOS
--------------------------------------------------------------------------------

                              National Portfolio
--------------------------------------------------------------------------------
                          Insured National Portfolio
--------------------------------------------------------------------------------
                               Arizona Portfolio
--------------------------------------------------------------------------------
                             California Portfolio
--------------------------------------------------------------------------------
                         Insured California Portfolio
--------------------------------------------------------------------------------
                               Florida Portfolio
--------------------------------------------------------------------------------
                            Massachusetts Portfolio
--------------------------------------------------------------------------------
                              Michigan Portfolio
--------------------------------------------------------------------------------
                              Minnesota Portfolio
--------------------------------------------------------------------------------
                             New Jersey Portfolio
--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------
                                Ohio Portfolio
--------------------------------------------------------------------------------
                            Pennsylvania Portfolio
--------------------------------------------------------------------------------
                              Virginia Portfolio
--------------------------------------------------------------------------------

The Portfolios Seek...

High current tax-free income.

The National Portfolios Invest Principally in...

Diversified portfolios of medium-quality and investment grade municipal securities.

The State Portfolios Invest Principally in...

Non-diversified portfolios of medium-quality and investment grade municipal securities.

The Funds' Investment Manager is...

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 106 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $140 billion in assets under management as of September 30, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.

The Type Of Investor Who May Want To Invest In These Portfolios Is...

An investor who wants tax-free income or is interested in the advantage of tax-free investing. An investment in one of the Portfolios may soften the "tax bite" because the income an investor earns is tax-free. Of course, bond prices and yields will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost.

A Word About Risk...

The prices of the shares of the Alliance Municipal Income Portfolios will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Portfolios--Additional Investment Practices" and "--Risk Considerations."

Getting Started...

Shares of the Portfolios are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Portfolios offer several time and money saving services to investors. Be sure to ask your financial representative about:

--------------------------------------------------------------------------------
                            AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                         AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                          SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                           DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                 AUTO EXCHANGE
--------------------------------------------------------------------------------
                            SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                                 CHECKWRITING
--------------------------------------------------------------------------------
                          A CHOICE OF PURCHASE PLANS
--------------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                              24 HOUR INFORMATION
--------------------------------------------------------------------------------

                                            [LOGO OF ALLIANCE APPEARS HERE]

/(R)//SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Portfolio. The following table summarizes your maximum transaction costs from investing in a Portfolio and annual expenses for each class of shares of each Portfolio. For each Portfolio, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                            Class A Shares       Class B Shares       Class C Shares
                                                                            --------------       --------------       --------------
Maximum sales charge imposed on purchases (as a percentage of offering
price)......................................................................   4.25% (a)              None                 None
Sales charge imposed on dividend reinvestments..............................     None                 None                 None
Deferred sales charge (as a percentage of original purchase price or redemp-
tion proceeds, whichever is lower)..........................................     None     3.0% during the first year,      None
                                                                                            decreasing 1.0% annually
                                                                                          to 0% after the third year(b)
Exchange fee................................................................     None                 None                 None

--------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.

(b) Class B shares of each Portfolio automatically convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.

                        Operating Expenses                                                 Examples
-------------------------------------------------------------------  ---------------------------------------------------------
National Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .24%      .24%      .24%    After 1 year        $ 49    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 64    $ 55       $ 45       $ 45
  Other expenses (a)                     .17%      .18%      .17%    After 5 years       $ 80    $ 78       $ 78       $ 77
                                        ----      ----      ----     After 10 years      $127    $133(c)    $133(c)    $169
  Total Portfolio
    Operating expenses (b)               .71%     1.42%     1.41%
                                        ====      ====      ====
Insured National Portfolio              Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .49%      .49%      .49%    After 1 year        $ 52    $ 47       $ 17       $ 17
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 73    $ 64       $ 54       $ 54
  Other expenses (a)                     .22%      .23%      .22%    After 5 years       $ 96    $ 93       $ 93       $ 93
                                        ----      ----      ----     After 10 years      $161    $167(c)    $167(c)    $202
  Total Portfolio
    Operating expenses (b)              1.01%     1.72%     1.71%
                                        ====      ====      ====
Arizona Portfolio                       Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 66    $ 57       $ 47       $ 47
  Other expenses (after                                              After 5 years       $ 84    $ 81       $ 81       $ 81
    reimbursement) (a)                   .48%      .48%      .48%    After 10 years      $135    $140(c)    $140(c)    $177
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .78%     1.48%     1.48%
                                        ====      ====      ====
California Portfolio                    Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .32%      .32%      .32%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 56       $ 46       $ 46
  Other expenses (a)                     .12%      .13%      .12%    After 5 years       $ 82    $ 79       $ 79       $ 79
                                        ----      ----      ----     After 10 years      $130    $137(c)    $137(c)    $172
  Total Portfolio
    Operating expenses (b)               .74%     1.45%     1.44%
                                        ====      ====      ====
Insured California Portfolio            Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .50%      .50%      .50%    After 1 year        $ 53    $ 48       $ 18       $ 18
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 74    $ 65       $ 55       $ 55
  Other expenses (a)                     .24%      .24%      .24%    After 5 years       $ 97    $ 94       $ 94       $ 94
                                        ----      ----      ----     After 10 years      $164    $170(c)    $170(c)    $205
  Total Portfolio
    Operating expenses (b)              1.04%     1.74%     1.74%
                                        ====      ====      ====
Florida Portfolio                       Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .15%      .15%      .15%    After 1 year        $ 50    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 55       $ 45       $ 45
  Other expenses (a)                     .28%      .27%      .27%    After 5 years       $ 81    $ 78       $ 78       $ 78
                                        ----      ----      ----     After 10 years      $129    $134(c)    $134(c)    $170
  Total Portfolio
    Operating expenses (b)               .73%     1.42%     1.42%
                                        ====      ====      ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 4 and the discussion following these tables on page 5.

                        Operating Expenses                                                 Examples
-------------------------------------------------------------------  ---------------------------------------------------------
Massachusetts Portfolio                 Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 48    $ 43       $ 13       $ 13
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 61    $ 51       $ 41       $ 41
  Other expenses (after                                              After 5 years       $ 75    $ 71       $ 71       $ 71
    reimbursement) (a)                   .30%      .30%      .30%    After 10 years      $114    $120(c)    $120(c)    $157
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .60%     1.30%     1.30%
                                        ====      ====      ====
Michigan Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 56    $ 51       $ 21       $ 21
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 84    $ 75       $ 65       $ 65
  Other expenses (after                                              After 5 years       $114    $111       $111       $111
    reimbursement) (a)                  1.06%     1.06%     1.06%    After 10 years      $199    $205(c)    $205(c)    $239
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)              1.36%     2.06%     2.06%
                                        ====      ====      ====
Minnesota Portfolio                     Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 49    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 64    $ 55       $ 45       $ 45
  Other expenses (after                                              After 5 years       $ 80    $ 78       $ 78       $ 77
    reimbursement) (a)                   .41%      .42%      .41%    After 10 years      $127    $133(c)    $133(c)    $169
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .71%     1.42%     1.41%
                                        ====      ====      ====
New Jersey Portfolio                    Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .22%      .22%      .22%    After 1 year        $ 51    $ 46       $ 16       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 68    $ 58       $ 48       $ 48
  Other expenses (a)                     .30%      .31%      .30%    After 5 years       $ 86    $ 83       $ 83       $ 83
                                        ----      ----      ----     After 10 years      $140    $146(c)    $146(c)    $181
  Total Portfolio
    Operating expenses (b)               .82%     1.53%     1.52%
                                        ====      ====      ====
New York Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .25%      .25%      .25%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 56       $ 46       $ 46
  Other expenses (a)                     .20%      .20%      .19%    After 5 years       $ 82    $ 79       $ 79       $ 79
                                        ----      ----      ----     After 10 years      $132    $137(c)    $137(c)    $172
  Total Portfolio
    Operating expenses (b)               .75%     1.45%     1.44%
                                        ====      ====      ====
Ohio Portfolio                          Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .05%      .05%      .05%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 56       $ 46       $ 46
  Other expenses (a)                     .40%      .41%      .40%    After 5 years       $ 82    $ 80       $ 80       $ 79
                                        ----      ----      ----     After 10 years      $132    $138(c)    $138(c)    $174
  Total Portfolio
    Operating expenses (b)               .75%     1.46%     1.45%
                                        ====      ====      ====
Pennsylvania Portfolio                  Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .33%      .33%      .33%    After 1 year        $ 52    $ 47       $ 17       $ 17
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 73    $ 64       $ 54       $ 54
  Other expenses (a)                     .37%      .38%      .37%    After 5 years       $ 95    $ 93       $ 93       $ 92
                                        ----      ----      ----     After 10 years      $160    $166(c)    $166(c)    $201
  Total Portfolio
    Operating expenses (b)              1.00%     1.71%     1.70%
                                        ====      ====      ====
Virginia Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 49    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 63    $ 53       $ 43       $ 43
  Other expenses (after                                              After 5 years       $ 78    $ 75       $ 75       $ 75
    reimbursement) (a)                   .37%      .37%      .37%    After 10 years      $122    $128(c)    $128(c)    $165
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .67%     1.37%     1.37%
                                        ====      ====      ====

--------------------------------------------------------------------------------

  + Assumes redemption at end of period.

 ++ Assumes no redemption at end of period.

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Portfolio for each shareholder's account.

(b) Net of any voluntary fee waiver and expense reimbursement.

(c) Assumes Class B shares converted to Class A shares after six years.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Long-term shareholders of a Portfolio may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds-- Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the portfolio attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fees listed in the above tables are net of voluntary fee waivers and total expenses are, for certain funds, net of expense reimbursements. Absent such waivers and reimbursements,
(i) the management fees for the National, Insured National, California, Insured California and New York Portfolios would have been .625%, .604%, .625%, .55% and
                                                          -----
 .625% of daily average net assets, respectively, and total portfolio operating expenses would have been 1.09%, 1.12%, 1.04%, 1.09% and 1.12% of daily average net assets, respectively, of the Class A shares; 1.80%, 1.83%, 1.75%, 1.80% and 1.83% of daily average net assets, respectively, of the Class B shares; and 1.78%, 1.82%, 1.74%, 1.79% and 1.82% of daily net average net assets, respectively, of the Class C shares; and (ii) the management fees for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios would have been .625% of daily average net assets for each Portfolio, and total portfolio operating expenses would have been 4.88%, 1.33%, 6.44%, 3.43%, 2.30%, 1.35%, 1.51%, 1.47% and 8.96% of daily average net assets, respectively, of the Class A shares, 5.58%, 2.03%, 7.14%, 4.12%, 3.02%, 2.06%, 2.21%, 2.17% and 9.66% of daily average net assets, respectively, of Class B shares, and 5.58%, 2.03%, 7.14%, 4.13%, 3.00%, 2.06%,
2.20%, 2.17% and 9.66% of daily average net assets for each Portfolio's Class C shares. "Other Expenses" for all classes of shares of the Portfolios are based on estimated amounts for each Portfolio's current fiscal year. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Portfolio, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables has been audited by Ernst & Young LLP, the Funds' independent auditors, whose report thereon (referring to financial highlights) appears in the Statement of Additional Information for each Fund. The following information for each Fund should be read in conjunction with financial statements and related notes which are included in each Fund's Statement of Additional Information.

Further information about the Portfolios' performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                      Net                           Net               Net
                                     Asset                      Realized and       Increase
                                     Value                       Unrealized      (Decrease) In    Dividends From   Distributions
                                 Beginning Of  Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period               Period        Income++      Investments     From Operations       Income      Realized Gains
---------------------            ------------  --------------  --------------   ---------------   --------------  --------------
National Portfolio
 Class A
 Year ended 10/31/95...........     $ 9.41         $0.58          $ 1.04             $ 1.62          $(0.58)          $ 0.00
 Year ended 10/31/94...........      11.05          0.57           (1.37)             (0.80)          (0.57)           (0.24)
 Year ended 10/31/93...........      10.19          0.61            0.88               1.49           (0.62)           (0.01)
 Year ended 10/31/92...........       9.96          0.65            0.28               0.93           (0.65)           (0.05)
 Year ended 10/31/91...........       9.47          0.66            0.49               1.15           (0.66)            0.00
 Year ended 10/31/90...........       9.56          0.68           (0.07)              0.61           (0.68)           (0.02)
 Year ended 10/31/89...........       9.48          0.69            0.09               0.78           (0.70)            0.00
 Year ended 10/31/88...........       8.61          0.71            0.86               1.57           (0.70)            0.00
 12/29/86+ to 10/31/87.........       9.60          0.61           (0.99)             (0.38)          (0.61)            0.00
 Class B
 Year ended 10/31/95...........       9.41          0.51            1.04               1.55           (0.51)            0.00
 Year ended 10/31/94...........      11.05          0.50           (1.38)             (0.88)          (0.50)           (0.24)
 1/4/93+ to 10/31/93...........      10.43          0.44            0.63               1.07           (0.45)            0.00
 Class C
 Year ended 10/31/95...........       9.41          0.51            1.04               1.55           (0.51)            0.00
 Year ended 10/31/94...........      11.05          0.50           (1.38)             (0.88)          (0.50)           (0.24)
 5/3/93+ to 10/31/93...........      10.70          0.26            0.36               0.62           (0.27)            0.00
 Insured National Portfolio
 Class A
 Year ended 10/31/95...........     $ 8.96         $0.51          $ 1.13             $ 1.64          $(0.51)          $ 0.00
 Year ended 10/31/94...........      10.76          0.53           (1.40)             (0.87)          (0.53)           (0.39)
 Year ended 10/31/93...........       9.87          0.56            0.96               1.52           (0.57)           (0.06)
 Year ended 10/31/92...........       9.88          0.60            0.15               0.75           (0.60)           (0.16)
 Year ended 10/31/91...........       9.39          0.61            0.49               1.10           (0.61)            0.00
 Year ended 10/31/90...........       9.49          0.62           (0.03)              0.59           (0.62)           (0.07)
 Year ended 10/31/89...........       9.38          0.62            0.11               0.73           (0.62)            0.00
 Year ended 10/31/88...........       8.62          0.62            0.76               1.38           (0.62)            0.00
 12/29/86+ to 10/31/87.........       9.60          0.57           (0.98)             (0.41)          (0.57)            0.00
 Class B
 Year ended 10/31/95...........       8.96          0.45            1.12               1.57           (0.45)            0.00
 Year ended 10/31/94...........      10.76          0.46           (1.40)             (0.94)          (0.46)           (0.39)
 1/4/93+ to 10/31/93...........      10.10          0.40            0.66               1.06           (0.40)            0.00
 Class C
 Year ended 10/31/95...........       8.96          0.45            1.12               1.57           (0.45)            0.00
 Year ended 10/31/94...........      10.76          0.46           (1.40)             (0.94)          (0.46)           (0.39)
 5/3/93+ to 10/31/93...........      10.41          0.24            0.35               0.59           (0.24)            0.00
Arizona Portfolio
 Class A
 Year ended 9/30/95............     $ 9.77         $0.56          $ 0.53             $ 1.09          $(0.56)          $ 0.00
 6/1/94+ to 9/30/94............      10.00          0.20           (0.23)             (0.03)          (0.20)            0.00
 Class B
 Year ended 9/30/95............       9.77          0.49            0.53               1.02           (0.49)            0.00
 6/1/94+ to 9/30/94............      10.00          0.18           (0.24)             (0.06)          (0.17)            0.00
 Class C
 Year ended 9/30/95............       9.77          0.49            0.54               1.03           (0.49)            0.00
 6/1/94+ to 9/30/94............      10.00          0.17           (0.23)             (0.06)          (0.17)            0.00
California Portfolio
 Class A
 Year ended 10/31/95...........     $ 9.43         $0.59          $ 1.02             $ 1.61          $(0.59)          $ 0.00
 Year ended 10/31/94...........      10.90          0.59           (1.41)             (0.82)          (0.59)           (0.06)
 Year ended 10/31/93...........      10.06          0.61            0.85               1.46           (0.61)           (0.01)
 Year ended 10/31/92...........       9.97          0.65            0.13               0.78           (0.65)           (0.04)
 Year ended 10/31/91...........       9.58          0.67            0.39               1.06           (0.67)            0.00
 Year ended 10/31/90...........       9.65          0.68           (0.03)              0.65           (0.68)           (0.04)
 Year ended 10/31/89...........       9.49          0.68            0.17               0.85           (0.69)            0.00
 Year ended 10/31/88...........       8.73          0.70            0.75               1.45           (0.69)            0.00
 12/29/86+ to 10/31/87.........       9.60          0.58           (0.87)             (0.29)          (0.58)            0.00
 Class B
 Year ended 10/31/95...........       9.43          0.51            1.02               1.53           (0.51)            0.00
 Year ended 10/31/94...........      10.90          0.52           (1.41)             (0.89)          (0.52)           (0.06)
 1/4/93+ to 10/31/93...........      10.27          0.44            0.63               1.07           (0.44)            0.00
 Class C
 Year ended 10/31/95...........       9.43          0.51            1.02               1.53           (0.51)            0.00
 Year ended 10/31/94...........      10.90          0.52           (1.41)             (0.89)          (0.52)           (0.06)
 5/3/93+ to 10/31/93...........      10.54          0.26            0.36               0.62           (0.26)            0.00
Insured California Portfolio
 Class A
 Year ended 10/31/95...........     $11.79         $0.68          $ 1.54             $ 2.22          $(0.68)          $ 0.00
 Year ended 10/31/94...........      14.25          0.69           (1.99)             (1.30)          (0.69)           (0.47)
 Year ended 10/31/93...........      12.99          0.70            1.30               2.00           (0.71)           (0.03)
 Year ended 10/31/92...........      12.80          0.76            0.18               0.94           (0.75)            0.00
 Year ended 10/31/91...........      12.19          0.77            0.61               1.38           (0.77)            0.00
 Year ended 10/31/90...........      12.23          0.78           (0.04)              0.74           (0.78)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 10 and 11.

                                                        Total        Net Assets                  Ratio Of Net
   Distributions           Total        Net Asset     Investment     At End Of       Ratio Of     Investment
    In Excess of         Dividends        Value      Return Based      Period        Expenses       Income
   Net Investment           And          End Of      on Net Asset      (000's       To Average    To Average     Portfolio
       Income          Distributions     Period          Value        omitted)      Net Assets    Net Assets   Turnover Rate
   -------------       -------------    ---------    ------------    ----------     ----------    -----------  -------------
       $ 0.00             $(0.58)       $10.45          17.73%        $338,311        0.71%(a)       5.84%           118%
        (0.03)             (0.84)         9.41          (7.65)         338,814        0.62 (a)       5.61            110
        (0.00)             (0.63)        11.05          14.94          386,484        0.65 (a)       5.69            233
        (0.00)             (0.70)        10.19           9.60          261,895        0.83 (a)       6.35             86
        (0.00)             (0.66)         9.96          12.55          207,167        0.75 (a)       6.81             64
        (0.00)             (0.70)         9.47           6.52          185,832        0.60 (a)       7.06            105
        (0.00)             (0.70)         9.56           8.55          127,149        0.38 (a)       7.25            216
        (0.00)             (0.70)         9.48          18.87           59,357        0.40 (a)       7.71            261
        (0.00)             (0.61)         8.61          (4.14)          20,704        0.50 (a)*      7.71*           181

         0.00              (0.51)        10.45          16.91          252,357        1.42 (a)       5.13            118
        (0.02)             (0.76)         9.41          (8.34)         250,391        1.32 (a)       4.91            110
         0.00              (0.45)        11.05          10.43          216,489        1.36 (a)*      4.59*           233

         0.00              (0.51)        10.45          16.93          108,068        1.41 (a)       5.16            118
        (0.02)             (0.76)         9.41          (8.33)         133,249        1.31 (a)       4.89            110
         0.00              (0.27)        11.05           5.84          150,953        1.36 (a)*      4.17*           233


       $(0.02)            $(0.53)       $10.07          18.72%        $165,548        1.01%(b)       5.37%           171%
        (0.01)             (0.93)         8.96          (8.69)         153,656        0.66 (b)       5.40            149
         0.00              (0.63)        10.76          15.82          185,876        0.73 (b)       5.40            165
         0.00              (0.76)         9.87           7.88          149,632        0.81 (b)       6.04            105
         0.00              (0.61)         9.88          12.08          130,723        0.92 (b)       6.34             96
         0.00              (0.69)         9.39           6.44          118,240        0.92 (b)       6.56             69
         0.00              (0.62)         9.49           8.07          107,740        1.05 (b)       6.61             91
         0.00              (0.62)         9.38          16.56          103,864        1.32 (b)       6.93            173
         0.00              (0.57)         8.62          (4.48)         103,426        1.20 (b)*      6.87*           105

        (0.01)             (0.46)        10.07          17.91           58,990        1.72 (b)       4.65            171
        (0.01)             (0.86)         8.96          (9.38)          51,439        1.37 (b)       4.71            149
         0.00              (0.40)        10.76          10.68           42,954        1.43 (b)*      4.31*           165

        (0.01)             (0.46)        10.07          17.91           22,265        1.71 (b)       4.69            171
        (0.01)             (0.86)         8.96          (9.38)          24,112        1.36 (b)       4.68            149
         0.00              (0.24)        10.76           5.75           28,862        1.43 (b)*      3.98*           165


       $(0.01)            $(0.57)       $10.29          11.56%        $  2,379         .78%(c)       5.56%            85%
         0.00              (0.20)         9.77          (0.35)             930         .78 (c)*      5.82*            81

        (0.01)             (0.50)        10.29          10.78            3,166        1.48 (c)       4.89             85
         0.00              (0.17)         9.77          (0.58)           1,677        1.48 (c)*      5.13*            81

        (0.01)             (0.50)        10.30          10.89              481        1.48 (c)       4.90             85
         0.00              (0.17)         9.77          (0.58)             485        1.48 (c)*      4.70*            81


       $ 0.00             $(0.59)       $10.45          17.55%        $478,535        0.74%(d)       5.90%            39%
         0.00              (0.65)         9.43          (7.73)         470,308        0.64 (d)       5.78             45
         0.00              (0.62)        10.90          14.90          531,293        0.74 (d)       5.74             83
         0.00              (0.69)        10.06           8.05          361,661        0.59 (d)       6.38             77
         0.00              (0.67)         9.97          11.42          228,755        0.39 (d)       6.80            106
         0.00              (0.72)         9.58           7.03          143,557        0.39 (d)       7.04             88
         0.00              (0.69)         9.65           9.25           92,000        0.53 (d)       7.03            193
         0.00              (0.69)         9.49          17.14           34,112        0.40 (d)       7.45            196
         0.00              (0.57)         8.73          (3.14)           7,200        0.50 (d)*      7.28*           197

         0.00              (0.51)        10.45          16.64          166,759        1.45 (d)       5.19             39
         0.00              (0.58)         9.43          (8.43)         160,879        1.35 (d)       5.07             45
         0.00              (0.44)        10.90          10.60          126,688        1.44 (d)*      4.66*            83

         0.00              (0.51)        10.45          16.64           87,793        1.44 (d)       5.22             39
         0.00              (0.58)         9.43          (8.43)         103,622        1.34 (d)       5.06             45
         0.00              (0.26)        10.90           5.98          117,379        1.44 (d)*      4.42*            83


       $(0.01)            $(0.69)       $13.32          19.29%        $103,940        1.04%(e)       5.34%           103%
         0.00              (1.16)        11.79          (9.73)          94,857        0.82 (e)       5.29            100
         0.00              (0.74)        14.25          15.64          120,734        0.94 (e)       5.06            186
         0.00              (0.75)        12.99           7.52           90,477        0.78 (e)       5.77             60
         0.00              (0.77)        12.80          11.62           69,757        0.79 (e)       6.13             59
         0.00              (0.78)        12.19           6.29           56,933        0.86 (e)       6.42            104
----------------------------------------------------------------------------------------------------------------------------

                                        Net                           Net               Net
                                       Asset                      Realized and       Increase
                                       Value                       Unrealized      (Decrease) In    Dividends From   Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period                  Period        Income++      Investments     From Operations       Income      Realized Gains
---------------------                ------------  --------------  --------------   ---------------   --------------  --------------
Insured California Portfolio (cont'd)
  Class A
  Year ended 10/31/89...........      $12.18         $0.79          $ 0.06             $ 0.85          $(0.80)          $ 0.00
  Year ended 10/31/88...........       11.25          0.85            0.92               1.77           (0.84)            0.00
  Ten months ended 10/31/87.....       13.06          0.73           (1.69)             (0.96)          (0.73)           (0.12)
  Year ended 12/31/86...........       12.11          0.95            0.95               1.90           (0.95)            0.00
  11/21/85+ to 12/31/85.........       11.97          0.09            0.14               0.23           (0.09)            0.00
  Class B
  Year ended 10/31/95...........       11.79          0.58            1.54               2.12           (0.58)            0.00
  Year ended 10/31/94...........       14.25          0.60           (2.00)             (1.40)          (0.59)           (0.47)
  1/4/93+ to 10/31/93...........       13.37          0.49            0.89               1.38           (0.50)            0.00
  Class C
  Year ended 10/31/95...........       11.79          0.58            1.54               2.12           (0.58)            0.00
  Year ended 10/31/94...........       14.25          0.60           (2.00)             (1.40)          (0.59)           (0.47)
  5/3/93+ to 10/31/93...........       13.78          0.29            0.48               0.77           (0.30)            0.00
Florida Portfolio
  Class A
  Year ended 9/30/95............      $ 8.89         $0.55          $ 0.69             $ 1.24          $(0.55)          $ 0.00
  Year ended 9/30/94............       10.25          0.55           (1.35)             (0.80)          (0.55)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.16            0.25               0.41           (0.16)            0.00
  Class B
  Year ended 9/30/95............        8.89          0.47            0.70               1.17           (0.47)            0.00
  Year ended 9/30/94............       10.25          0.48           (1.35)             (0.87)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.25               0.39           (0.14)            0.00
  Class C
  Year ended 9/30/95............        8.89          0.47            0.70               1.17           (0.47)            0.00
  Year ended 9/30/94............       10.25          0.48           (1.35)             (0.87)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.25               0.39           (0.14)            0.00
Massachusetts Portfolio
  Class A
  Year ended 9/30/95............      $10.12         $0.58          $ 0.41             $ 0.99          $(0.58)          $ 0.00
  3/29/94+ to 9/30/94...........       10.00          0.31            0.11               0.42           (0.30)            0.00
  Class B
  Year ended 9/30/95............       10.12          0.52            0.39               0.91           (0.52)            0.00
  3/3/94+ to 9/30/94............       10.00          0.27            0.11               0.38           (0.26)            0.00
  Class C
  Year ended 9/30/95............       10.12          0.52            0.39               0.91           (0.52)            0.00
  3/29/94+ to 9/30/94...........       10.00          0.25            0.13               0.38           (0.26)            0.00
Michigan Portfolio
  Class A
  Year ended 10/31/95...........      $ 9.35         $0.52          $ 0.78             $ 1.30          $(0.52)          $ 0.00
  2/25/94+ to 10/31/94..........       10.00          0.33           (0.65)             (0.32)          (0.33)            0.00
  Class B
  Year ended 10/31/95...........        9.35          0.45            0.78               1.23           (0.45)            0.00
  2/25/94+ to 10/31/94..........       10.00          0.29           (0.65)             (0.36)          (0.29)            0.00
  Class C
  Year ended 10/31/95...........        9.35          0.45            0.78               1.23           (0.45)            0.00
  2/25/94+ to 10/31/94..........       10.00          0.29           (0.65)             (0.36)          (0.29)            0.00
Minnesota Portfolio
  Class A
  Year ended 9/30/95............      $ 9.19         $0.53          $ 0.32             $ 0.85          $(0.53)           $0.00
  Year ended 9/30/94............       10.28          0.55           (1.09)             (0.54)          (0.55)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.15            0.28               0.43           (0.15)            0.00
  Class B
  Year ended 9/30/95............        9.18          0.46            0.33               0.79           (0.46)            0.00
  Year ended 9/30/94............       10.28          0.48           (1.10)             (0.62)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.28               0.41           (0.13)            0.00
  Class C
  Year ended 9/30/95............        9.19          0.46            0.33               0.79           (0.46)            0.00
  Year ended 9/30/94............       10.27          0.48           (1.08)             (0.60)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.27               0.40           (0.13)            0.00
New Jersey Portfolio
  Class A
  Year ended 9/30/95............      $ 9.07         $0.54           $0.59             $ 1.13          $(0.54)           $0.00
  Year ended 9/30/94............       10.29          0.55           (1.22)             (0.67)          (0.55)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.15            0.29               0.44           (0.15)            0.00
  Class B
  Year ended 9/30/95............        9.07          0.47            0.60               1.07           (0.47)            0.00
  Year ended 9/30/94............       10.28          0.48           (1.21)             (0.73)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.28               0.41           (0.13)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 10 and 11.

                                                        Total        Net Assets                  Ratio Of Net
   Distributions           Total        Net Asset     Investment     At End Of       Ratio Of     Investment
    In Excess of         Dividends        Value      Return Based      Period        Expenses       Income
   Net Investment           And          End Of      on Net Asset      (000's       To Average    To Average     Portfolio
       Income          Distributions     Period          Value        omitted)      Net Assets    Net Assets   Turnover Rate
   --------------      -------------    --------     ------------    ----------     ----------    -----------  -------------
       $ 0.00             $(0.80)       $12.23           7.24%         $53,302        0.90%(e)       6.43%           100%
         0.00              (0.84)        12.18          16.27           46,017        0.32 (e)       7.27            112
         0.00              (0.85)        11.25          16.18           25,254        0.10 (e)*      7.56*           116
         0.00              (0.95)        13.06          16.18           23,502        0.00           7.05             52
         0.00              (0.09)        12.11           1.94            2,894        0.00           7.77*             0

        (0.01)             (0.59)        13.32          18.35           27,816        1.74 (e)       4.61            103
         0.00              (1.06)        11.79         (10.43)          24,591        1.53 (e)       4.60            100
         0.00              (0.50)        14.25          10.43           21,234        1.65 (e)*      3.85*           186

        (0.01)             (0.59)        13.32          18.35           14,323        1.74 (e)       4.64            103
         0.00              (1.06)        11.79         (10.43)          12,472        1.52 (e)       4.59            100
         0.00              (0.30)        14.25           5.63           15,971        1.65 (e)*      3.74*           186


       $ 0.00             $(0.55)      $  9.58          14.44%         $11,956        0.73%(f)       5.91%           146%
         0.00              (0.56)         8.89          (8.03)           8,227        0.38 (f)       5.70            185
         0.00              (0.16)        10.25           4.10            4,145        0.00 (f)*      5.44*            82

        (0.01)             (0.48)         9.58          13.56           20,660        1.42 (f)       5.22            146
         0.00              (0.49)         8.89          (8.72)          18,048        1.08 (f)       4.99            185
         0.00              (0.14)        10.25           3.91            9,588        0.61 (f)*      4.74*            82

        (0.01)             (0.48)         9.58          13.56           30,787        1.42 (f)       5.27            146
         0.00              (0.49)         8.89          (8.72)          42,405        1.08 (f)       4.97            185
         0.00              (0.14)        10.25           3.91           28,249        0.61 (f)*      4.74*            82


       $(0.03)            $(0.61)       $10.50          10.19%        $  1,337        0.60%(g)       5.67%           155%
         0.00              (0.30)        10.12           4.14              565        0.60 (g)*      5.98*           146

        (0.02)             (0.54)        10.49           9.32            1,754        1.30 (g)       4.90            155
         0.00              (0.26)        10.12           3.78              725        1.30 (g)*      5.13*           146

        (0.02)             (0.54)        10.49           9.32            2,556        1.30 (g)       4.85            155
         0.00              (0.26)        10.12           3.78              774        1.30 (g)*      4.00*           146


       $(0.03)            $(0.55)       $10.10          14.40%        $  5,158        1.36%(h)       5.27%           151%
         0.00              (0.33)         9.35          (3.24)           2,473        0.93 (h)*      5.83*           222

        (0.03)             (0.48)        10.10          13.58            2,424        2.06 (h)       4.57            151
         0.00              (0.29)         9.35          (3.65)           1,722        1.63 (h)*      4.93*           222

        (0.03)             (0.48)        10.10          13.58            2,886        2.06 (h)       4.69            151
         0.00              (0.29)         9.35          (3.65)           2,778        1.63 (h)*      4.92*           222


       $(0.02)            $(0.55)      $  9.49           9.63%        $  2,414        0.71%(i)       5.71%           117%
         0.00              (0.55)         9.19          (5.35)           2,125        0.09 (i)       5.71            143
         0.00              (0.15)        10.28           4.34              994        0.00 (i)*      5.20*            61

        (0.02)             (0.48)         9.49           8.90            7,299        1.42 (i)       4.97            117
         0.00              (0.48)         9.18          (6.15)           6,150        0.80 (i)       5.00            143
         0.00              (0.13)        10.28           4.16            2,665        0.43 (i)*      4.50*            61

        (0.02)             (0.48)         9.50           8.89            7,305        1.41 (i)       5.05            117
         0.00              (0.48)         9.19          (5.95)           9,489        0.79 (i)       4.90            143
         0.00              (0.13)        10.27           4.06            6,697        0.43 (i)*      4.50             61


       $(0.01)            $(0.55)      $  9.65          12.91%         $11,612        0.82%(j)       5.73%            86%
         0.00              (0.55)         9.07          (6.67)           9,257        0.20 (j)       5.65            171
         0.00              (0.15)        10.29           4.44            6,679        0.00 (j)*      5.37*            47

        (0.01)             (0.48)         9.66          12.15           34,695        1.53 (j)       5.03             86
         0.00              (0.48)         9.07          (7.28)          30,459        0.91 (j)       4.96            171
         0.00              (0.13)        10.28           4.16           15,637        0.63 (j)*      4.67*            47
----------------------------------------------------------------------------------------------------------------------------

                                      Net                           Net               Net
                                     Asset                      Realized and       Increase
                                     Value                       Unrealized      (Decrease) In    Dividends From   Distributions
                                 Beginning Of  Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period               Period        Income++      Investments     From Operations       Income      Realized Gains
---------------------            ------------  --------------  --------------   ---------------   --------------  --------------
New Jersey Portfolio (cont'd)
  Class C
  Year ended 9/30/95............      $ 9.07         $0.47          $ 0.60             $ 1.07          $(0.47)          $ 0.00
  Year ended 9/30/94............       10.28          0.48           (1.21)             (0.73)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.28               0.41           (0.13)            0.00
  New York Portfolio
  Class A
  Year ended 10/31/95...........      $ 8.72         $0.55          $ 0.90             $ 1.45          $(0.55)          $ 0.00
  Year ended 10/31/94...........       10.17          0.55           (1.40)             (0.85)          (0.55)           (0.04)
  Year ended 10/31/93...........        9.53          0.57            0.79               1.36           (0.58)           (0.14)
  Year ended 10/31/92...........        9.30          0.60            0.24               0.84           (0.60)           (0.01)
  Year ended 10/31/91...........        8.78          0.62            0.52               1.14           (0.62)            0.00
  Year ended 10/31/90...........        8.92          0.64           (0.14)              0.50           (0.64)            0.00
  Year ended 10/31/89...........        8.88          0.65            0.04               0.69           (0.65)            0.00
  Year ended 10/31/88...........        8.11          0.65            0.77               1.42           (0.65)            0.00
  12/29/86+ to 10/31/87.........        9.60          0.58           (1.49)             (0.91)          (0.58)            0.00
  Class B
  Year ended 10/31/95...........        8.72          0.48            0.90               1.38           (0.48)            0.00
  Year ended 10/31/94...........       10.17          0.48           (1.41)             (0.93)          (0.47)           (0.04)
  1/4/93+ to 10/31/93...........        9.61          0.41            0.56               0.97           (0.41)            0.00
  Class C
  Year ended 10/31/95...........        8.72          0.48            0.90               1.38           (0.48)            0.00
  Year ended 10/31/94...........       10.17          0.48           (1.41)             (0.93)          (0.47)           (0.04)
  5/3/93+ to 10/31/93...........        9.89          0.24            0.29               0.53           (0.25)            0.00
Ohio Portfolio
  Class A
  Year ended 9/30/95............      $ 9.06         $0.54          $ 0.48             $ 1.02          $(0.54)          $ 0.00
  Year ended 9/30/94............       10.26          0.55           (1.19)             (0.64)          (0.55)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.15            0.26               0.41           (0.15)            0.00
  Class B
  Year ended 9/30/95............        9.06          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.26          0.48           (1.19)             (0.71)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.13            0.26               0.39           (0.13)            0.00
  Class C
  Year ended 9/30/95............        9.06          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.26          0.48           (1.19)             (0.71)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.13            0.26               0.39           (0.13)            0.00
Pennsylvania Portfolio
  Class A
  Year ended 9/30/95............      $ 9.18         $0.54          $ 0.48             $ 1.02          $(0.54)          $ 0.00
  Year ended 9/30/94............       10.25          0.56           (1.06)             (0.50)          (0.56)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.16            0.25               0.41           (0.16)            0.00
  Class B
  Year ended 9/30/95............        9.18          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.25          0.49           (1.06)             (0.57)          (0.49)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.25               0.39           (0.14)            0.00
  Class C
  Year ended 9/30/95............        9.18          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.24          0.49           (1.05)             (0.56)          (0.49)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.24               0.38           (0.14)            0.00
Virginia Portfolio
  Class A
  Year ended 9/30/95............      $ 9.69         $0.56          $ 0.61             $ 1.17          $(0.56)          $ 0.00
  4/29/94+ to 9/30/94...........       10.00          0.24           (0.31)             (0.07)          (0.24)            0.00
  Class B
  Year ended 9/30/95............        9.69          0.49            0.61               1.10           (0.49)            0.00
  4/29/94+ to 9/30/94...........       10.00          0.22           (0.32)             (0.10)          (0.21)            0.00
  Class C
  Year ended 9/30/95............        9.70          0.49            0.60               1.09           (0.49)            0.00
  4/29/94+ to 9/30/94...........       10.00          0.21           (0.30)             (0.09)          (0.21)            0.00

--------------------------------------------------------------------------------
  + Commencement of operations and/or distribution.
 ++ Net of expenses assumed and/or waived by Alliance, except in the case of the
    Insured National Portfolio for the fiscal year ended October 31, 1988.
  * Annualized.
(a) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.09%, 1.08%, 1.11%, 1.14%, 1.15%, 1.31%, 1.62% and 2.25% for
    Class A shares, 1.80%, 1.80% and 1.78% for Class B shares and 1.78%, 1.79% and 1.78% for Class C shares.
(b) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.11%, 1.11%, 1.12%, 1.17%, 1.20%, 1.29%, 2.25% and 1.54%
    for Class A shares, 1.83%, 1.82% and 1.83% for Class B shares and 1.82%, 1.81% and 1.83% for Class C shares.

(c) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 4.88% and 7.71% for Class A shares, 5.58% and 8.41% for Class B shares and 5.58% and 8.41% for Class C shares.
(d) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.05%, 1.06%, 1.07%, 1.11%, 1.13%, 1.39%, 1.89% and 2.30% for
    Class A shares, 1.75%, 1.75% and 1.78% for Class B shares and 1.74%, 1.75% and 1.78% for Class C shares.
(e) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.08%, 1.08%, 1.09%, 1.20%, 1.23%, 1.37%, 1.45% and 1.36%
    for Class A shares, 1.80%, 1.78% and 1.79% for Class B shares and 1.79%, 1.77% and 1.79% for Class C shares.

                                                        Total        Net Assets                  Ratio Of Net
   Distributions           Total        Net Asset     Investment     At End Of       Ratio Of     Investment
    In Excess of         Dividends        Value      Return Based      Period        Expenses       Income
   Net Investment           And          End Of      on Net Asset      (000's       To Average    To Average     Portfolio
       Income          Distributions     Period          Value        omitted)      Net Assets    Net Assets   Turnover Rate
   --------------      -------------   ----------    ------------    ----------     ----------    -----------  -------------
       $(0.01)            $(0.48)      $  9.66          12.14%        $ 21,255        1.52%(j)       5.09%            86%
         0.00              (0.48)         9.07          (7.28)          26,472        0.90 (j)       4.93            171
         0.00              (0.13)        10.28           4.16           21,193        0.63 (j)*      4.67*            47


       $ 0.00             $(0.55)      $  9.62          17.10%        $183,987        0.75%(k)       5.93%            69%
        (0.01)             (0.60)         8.72          (8.76)         182,170        0.66 (k)       5.75             69
         0.00              (0.72)        10.17          14.71          214,259        0.68 (k)       5.76             63
         0.00              (0.61)         9.53           9.39          162,549        0.70 (k)       6.37             69
         0.00              (0.62)         9.30          13.36          136,484        0.65 (k)       6.81             48
         0.00              (0.64)         8.78           5.71          118,875        0.44 (k)       7.08            101
         0.00              (0.65)         8.92           8.03           70,766        0.37 (k)       7.14            119
         0.00              (0.65)         8.88          18.08           27,731        0.43 (k)       7.43            146
         0.00              (0.58)         8.11          (9.77)           9,985        0.20 (k)*      7.68*           210

         0.00              (0.48)         9.62          16.19           94,400        1.45 (k)       5.21             69
        (0.01)             (0.52)         8.72          (9.44)          81,941        1.36 (k)       5.05             69
         0.00              (0.41)        10.17          10.29           58,504        1.39 (k)*      4.70*            63

         0.00              (0.48)         9.62          16.19           32,259        1.44 (k)       5.24             69
        (0.01)             (0.52)         8.72          (9.44)          34,646        1.36 (k)       5.03             69
         0.00              (0.25)        10.17           5.37           38,245        1.38 (k)*      4.42*            63


       $(0.01)            $(0.55)      $  9.53          11.63%        $  4,170        0.75%(l)       5.74%           108%
         0.00              (0.56)         9.06          (6.44)           2,810        0.04 (l)       5.67            161
         0.00              (0.15)        10.26           4.15            1,050        0.00 (l)*      5.30*            55

        (0.01)             (0.48)         9.54          10.88           21,821        1.46 (l)       5.08            108
         0.00              (0.49)         9.06          (7.13)          20,267        0.74 (l)       4.95            161
         0.00              (0.13)        10.26           3.97            8,952        0.17 (l)*      4.60*            55

        (0.01)             (0.48)         9.54          10.88           18,874        1.45 (l)       5.14            108
         0.00              (0.49)         9.06          (7.13)          26,294        0.74 (l)       4.89            161
         0.00              (0.13)        10.26           3.97           19,894        0.17 (l)*      4.60*            55


       $(0.02)            $(0.56)      $  9.64          11.53%        $  8,721        1.00%(m)       5.78%           114%
         0.00              (0.57)         9.18          (5.02)           7,149        0.45 (m)       5.73            156
         0.00              (0.16)        10.25           4.12            4,170        0.00 (m)*      5.67*            75

        (0.02)             (0.49)         9.65          10.78           28,559        1.71 (m)       5.09            114
         0.00              (0.50)         9.18          (5.72)          25,637        1.16 (m)       5.01            156
         0.00              (0.14)        10.25           3.94           12,173        0.40 (m)*      4.97*            75

        (0.02)             (0.49)         9.65          10.78           15,052        1.70 (m)       5.09            114
         0.00              (0.50)         9.18          (5.63)          18,198        1.15 (m)       4.99            156
         0.00              (0.14)        10.24           3.84           13,541        0.40 (m)*      4.97*            75


       $(0.01)            $(0.57)       $10.29          12.46%        $  1,855        0.67%(n)       5.59%           128%
         0.00              (0.24)         9.69          (0.71)           1,249        0.57 (n)*      5.62*            65

        (0.01)             (0.50)        10.29          11.67            1,193        1.37 (n)       4.80            128
         0.00              (0.21)         9.69          (1.01)             224        1.27 (n)*      4.97*            65

        (0.01)             (0.50)        10.29          11.56              122        1.37 (n)       4.81            128
         0.00              (0.21)         9.70          (0.91)              43        1.27 (n)*      4.67*            65

--------------------------------------------------------------------------------
(f) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.33%, 1.27% and 1.30% for Class A shares, 2.03%, 1.98% and 2.00% for
    Class B shares and 2.03%, 1.97% and 2.00% for Class C shares.
(g) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios would have been 6.44% and 13.2% for Class A shares, 7.14% and 13.9% for Class B shares and 7.14% and 13.9% for Class C shares.
(h) If the Michigan Portfolio had borne all expenses, the respective expense ratios would have been 3.43% and 3.97% for Class A shares, 4.12% and 4.67% for Class B shares and 4.13% and 4.67% for Class C shares.
(i) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 2.30%, 2.12% and 1.89% for Class A shares, 3.02%, 2.83% and 2.59% for
    Class B shares and 3.00%, 2.82% and 2.59% for Class C shares.
(j) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.35%, 1.33% and 1.29% for Class A shares, 2.06%, 2.03% and 1.99% for
    Class B shares and 2.06%, 2.02% and 1.99% for Class C shares.
(k) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.11%, 1.13%, 1.13%, 1.20%, 1.23%, 1.48%, 1.98% and 2.30% for
    Class A shares, 1.83%, 1.82% and 1.84% for Class B shares and 1.82%, 1.81% and 1.84% for Class C shares.
(l) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.51%, 1.42% and 1.32% for Class A shares, 2.21%, 2.13% and 2.02% for Class
    B shares and 2.20%, 2.12% and 2.02% for Class C shares.
(m) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.47%, 1.46% and 1.31% for Class A shares, 2.17%, 2.16% and 2.01% for
    Class B shares and 2.17%, 2.15% and 2.01% for Class C shares.
(n) If the Virginia Portfolio had borne all expenses, the respective expense ratios would have been 8.96% and 12.29% for Class A shares, 9.66% and 12.99% for Class B shares and 9.66% and 12.99% for Class C shares.

--------------------------------------------------------------------------------
                         Description Of The Portfolios
--------------------------------------------------------------------------------

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund. Except as otherwise indicated, the Portfolios' investment policies are not "fundamental policies" and may, therefore, be changed without a shareholder vote. However, no Portfolio will change its investment policies without contemporaneous written notice to its shareholders. There is no guarantee that any Portfolio will achieve its investment objective.

INVESTMENT OBJECTIVE

The investment objective of each Portfolio (other than the Insured California Portfolio, as discussed below) is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term debt obligations issued by: (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and, (ii) in the case of each of the State Portfolios, the named state, and its political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities." The average weighted maturity of the securities in each Portfolio normally will range between 10 and 25 years.

Current Federal tax law distinguishes between municipal securities issued to finance certain "private activities" and other municipal securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the alternative minimum tax ("AMT") when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.


HOW THE PORTFOLIOS PURSUE THEIR OBJECTIVE


The National Portfolio invests principally in a diversified portfolio of municipal securities, the interest from which is wholly exempt from Federal income taxes except when received by a shareholder who will be subject to the AMT. The National Portfolio may invest without limit in AMT-Subject Bonds. As of October 31, 1995, 82% of the National Portfolio's total net assets was invested in AMT-Subject Bonds.

The Insured National Portfolio invests principally in AMT-Exempt Bonds that are insured as to the payment of principal and interest ("insured securities"). The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: (i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt Bonds; and (ii) as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. (See page 14 for a further discussion of the insurance feature.) The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio. From time to time, the National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and from personal income tax in the named state, or in the case of the Florida Portfolio, from the Florida intangible tax (Florida currently imposes no income taxes on individuals.) Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each Portfolio other than the Insured National and Insured California Portfolios may invest without limit in AMT-Subject Bonds.

The Insured California Portfolio seeks to provide as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with the preservation of capital. As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in municipal bonds issued by California or its political subdivisions ("California Bonds"), at least 80% of its total assets in insured bonds, and not to invest in AMT-Subject Bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured California Bonds.


The California Portfolio invests in AMT-Subject Bonds issued by California and its political subdivisions. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject Bonds. The California Portfolio normally will invest at least 65% of its total assets in California Bonds. As of October 31, 1995, 69% of the California Portfolio's total net assets was invested in AMT-Subject Bonds.

The New York Portfolio invests in AMT-Subject Bonds issued by New York State and its political subdivisions. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be so invested. In addition, the Portfolio will invest in at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. As of October 31, 1995, 81% of the Portfolio's total net assets was invested in AMT-Subject Bonds.


As of September 30, 1995, 36% of the Arizona Portfolio's total net assets, 63% of the Florida Portfolio's total net assets, 34% of the Massachusetts Portfolio's total net assets, 25% of the Michigan Portfolio's total assets, 29% of the Minnesota Portfolio's total net assets, 55% of the New Jersey Portfolio`s total net assets, 40% of the Ohio Portfolio's total net assets, 52% of the Pennsylvania Portfolio`s total net assets and 38% of the Virginia Portfolio's total net assets were invested in AMT-Subject Bonds.

As a matter of fundamental policy, each of the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios will normally invest (i) at least 65% of its total assets in municipal securities of the named state, and (ii) at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. In addition, the New Jersey Portfolio will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities and obligations of the U.S. government, its agencies and instrumentalities ("U.S. Government Securities")). Where consistent with applicable state law, each State Portfolio may also invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from Federal income tax and personal income tax (or the Florida intangible tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Municipal Securities--Further Information. The two principal classifications of municipal securities are bonds and notes. Municipal bonds, which are intended to meet longer-term capital needs, are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its assets in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations which are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities the interest on which is paid from projects of a similar type.)

Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Normally, lower-rated municipal securities provide yields superior to those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.


The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services (S&P), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Each Portfolio may maintain up to 25% of its net assets, in municipal securities rated below Baa by Moody's and below BBB by S&P, Duff & Phelps and Fitch or, if non-rated, determined by Alliance to be of comparable quality. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Non-rated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


During the fiscal year ended October 31, 1995, the Insured National and Insured California Portfolios invested all of their assets in securities rated A and above by S&P, or if unrated by S&P, considered by Alliance to be of equivalent quality to securities rated A or above. During the following Portfolios' fiscal years ended in 1995, on a weighted average basis, the percentages of the assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, were as follows:

Portfolio                          A and above        BBB         BB        B
--------------------------------------------------------------------------------
National                               84%            16%         --        --
Arizona                                95              5          --        --
California                             81             11           7        1%
Florida                                75             25          --        --
Massachusetts                          91              9          --        --
Michigan                               81             19          --        --
Minnesota                              79             21          --        --
New Jersey                             81             19          --        --
New York                               92              8          --        --
Ohio                                   79             15           6        --
Pennsylvania                           78             22          --        --
Virginia                               95              5          --        --

Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating or inverse floating rates of interest. See "Additional Investment Practices--Zero Coupon Securities" and "--Variable, Floating and Inverse Floating Rate Investments." Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. At the time of purchase by a Portfolio, insured securities are either (i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Portfolio's Fund by an appropriate insurer. If a municipal security is already covered by a Specific Issue Insurance Policy when acquired by the Portfolio, then coverage will not be duplicated by a Mutual Fund Insurance Policy. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for a Mutual Fund Insurance Policy and/or Special Issue Insurance Policy will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, and for many Specific Issue Insurance Policies, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce each Portfolio's current yield. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National and Insured California Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by any insurer having a claims-paying ability rated AA by S&P or Aaa by Moody's. Alliance is familiar with five such insurers, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA") and Capital Guaranty Insurance Company ("CGIC"). S&P has rated AAA the claims-paying ability of MBIA, FGIC, AMBAC, FSA and CGIC, and the municipal bonds insured by these organizations. Further information with respect to MBIA, FGIC, AMBAC, FSA and CGIC is provided in the Statement of Additional Information of Alliance Municipal Income Fund, Inc.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Portfolios may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

Derivatives. The Portfolios may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, and in place of more traditional direct investments. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

 . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of this type of structured security include certain securities described below under "Variable, Floating and Inverse Floating Rate Instruments."

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 . Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's portfolio and the ability to forecast price and interest rate movements correctly.

 . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. Following is a description of specific derivatives currently used by one or more of the Portfolios.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time. See "Illiquid Securities" below.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government Securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swap, cap or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. Each Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund.

Variable, Floating and Inverse Floating Rate Instruments. Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.


Leveraged inverse floating rate securities are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverge inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate municipal securities. Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "auction component") pays an interest rate that is reset periodically through an auction process, while the second of the components (the "residual component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components.


Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. With respect to each Portfolio that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors or Trustees of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors or Trustees.

Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "How The Portfolios Pursue Their Objective" above. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government Securities or repurchase agreements).

Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Portfolio has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Portfolio are set forth in the Statements of Additional Information.

No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets; or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or (v) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. See the Statements of Additional Information for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities.

Non-rated Securities. Non-rated securities will also be considered for investment by a Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible than a geographically diversified municipal securities portfolio to local risk factors. Such risks arise from the financial condition of the state involved and its municipalities. To the extent such state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Statements of Additional Information of the Funds provide certain information about the particular states.

Each Portfolio, however, intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of any such single issuer. A Portfolio's investments in U.S. Government securities are not subject to these limitations.

--------------------------------------------------------------------------------
                          Purchase And Sale Of Shares
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Portfolios through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Portfolio is $250. The minimum for subsequent investments in each Portfolio is $50. Investments of $25 or more are allowed under the automatic investment program in each Portfolio. Share certificates are issued only upon request. Under certain conditions, the Funds may suspend purchases of shares. See the Subscription Application and Statements of Additional Information for more information. In the case of the State Portfolios, each Portfolio is available only to residents of the indicated state.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).


Each Portfolio offers three classes of shares, Class A, Class B and Class C.



Class A Shares -- Initial Sales Charge Alternative


You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                               Initial Sales Charge
                               as % of                           Commission to
                             Net Amount         as % of        Dealer/Agent as %
Amount Purchased              Invested       Offering Price    of Offering Price
--------------------------------------------------------------------------------
Less than $100,000              4.44%           4.25%                4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000              3.36            3.25                 3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000              2.30            2.25                 2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000            1.78            1.75                 1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the Statements of Additional Information.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of the Class B shares until the redemption of those shares, as follows:

Year Since Purchase                                                 CDSC
--------------------------------------------------------------------------------
First                                                                3%
Second                                                               2%
Third                                                                1%
Fourth                                                              None

Class B shares are subject to higher distribution fees than Class A shares for a period of six years (at which time they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge or CDSC. The Portfolio will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Portfolio. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Application of the CDSC


Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How The Portfolios Value Their Shares

The net asset value of each Class of shares in a Portfolio is calculated by dividing the value of the Portfolio's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe would accurately reflect fair market value.


General


The decision as to which Class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial or contingent deferred sales charge. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. A Fund may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Portfolios. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Portfolios. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Portfolio to a Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Selling Shares Through Your Broker


Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to the Funds, and may charge you for this service.


Selling Shares Directly To A Fund


Send a signed letter of instruction or stock power form to AFS along with your certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.


During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Portfolio for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange request must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            Management Of The Funds
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement"), to provide investment advice and, in general, to conduct the management and investment program of each Portfolio of each Fund, subject to the general supervision and control of the Board of Directors or Trustees of that Fund.


The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is an Assistant Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults has been an Assistant Vice President of ACMC since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.


Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $47 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 106 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statements of Additional Information under "Management of the Fund."

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted a Rule 12b-1 plan (the "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, each Portfolio pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Portfolio's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Portfolio attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Portfolio in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Portfolio, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Portfolio's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Portfolio by their customers. Distribution services fees received from the Portfolios with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Portfolios, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Portfolio's shares.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of each Portfolio, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years.

AFD's compensation with respect to Class B and Class C shares under the Plans is directly tied to its expenses incurred. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect.

Unreimbursed distribution expenses incurred as of the end of each Portfolio's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Portfolios were, as of that time, as follows:

                                            Amount of Distribution Expenses Carried Over
                                                    (as % of Class's Net Assets)
                                 ---------------------------------------------------------------
                                            Class B                            Class C
------------------------------------------------------------------------------------------------
National.....................    $4,580,693          (1.82%)        $1,735,266           (1.61%)
Insured National.............    $1,879,251          (3.19%)        $  582,379           (2.62%)
Arizona......................    $  333,848         (10.54%)        $   82,644          (17.19%)
California...................    $4,648,912          (2.79%)        $1,398,507           (1.59%)
Insured California...........    $1,235,161          (4.44%)        $  379,783           (2.65%)
Florida......................    $  756,410          (3.66%)        $  689,466           (2.24%)
Massachusetts................    $  293,674         (16.75%)        $  250,539           (9.80%)
Michigan.....................    $  272,393         (11.24%)        $  326,746          (11.32%)
Minnesota....................    $  582,028          (7.97%)        $  437,224           (5.99%)
New Jersey...................    $1,390,839          (4.01%)        $  426,141           (2.00%)
New York.....................    $2,854,710          (3.02%)        $  614,470           (1.90%)
Ohio.........................    $  939,849          (4.31%)        $  518,440           (2.75%)
Pennsylvania.................    $1,088,987          (3.81%)        $  430,536           (2.86%)
Virginia.....................    $  276,543         (23.18%)        $   35,816          (29.30%)
------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the National and Insured National Portfolio may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS


Dividends on shares of a Portfolio will be declared on each Fund business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Funds pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.


If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

Generally. Each Portfolio intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code (the "Code") and, as such, will not be liable for federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders.

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to Federal income tax. However, under current tax law, some individuals and corporations may be subject for Federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject Bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income, and distributions to shareholders of net realized long-term capital gains are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his or her Portfolio shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for Federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-

Subject Bonds should consult their tax advisers before purchasing shares of a Portfolio.

If a shareholder holds shares for six months or less and during that time receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of such shares would be disallowed to the extent of such distribution.

Substantially all of the dividends paid by a Portfolio are anticipated to be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions which are exempt from federal income taxes. The Funds will report annually to shareholders the percentage and source of interest earned by a Portfolio which is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes, and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio which is exempt from Florida intangible tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Arizona income tax imposed on individuals, corporations, estates and trusts. Such dividends will be exempt from Arizona income tax to the extent they are derived from Arizona municipal securities and U.S. Government Securities. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations the interest of which is exempt from Arizona state income taxes.

California and Insured California Portfolios. Distributions of interest income by the California Portfolio and by the Insured California Portfolio, to the extent derived from California tax-exempt obligations, will be exempt from California personal income tax.


Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an intangible personal property tax at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal income tax. Such dividends will be exempt from Massachusetts personal income tax to the extent attributable to interest from Massachusetts municipal securities exempt from the Massachusetts personal income tax or U.S. Government Securities and are so designated. Dividends designated as attributable to capital gains will be subject to the Massachusetts personal income tax at capital gains tax rates except to the extent designated as attributable to gains on certain Massachusetts municipal securities. Dividends paid by the Portfolio to a corporate shareholder will be subject to Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangibles and single business taxes. Such dividends will be exempt from Michigan personal income tax, the Michigan intangible personal property tax and the Michigan single business tax to the extent that such distributions are derived from Michigan municipal securities and U.S. Government Securities, and provided that at least 50% of the total assets of the Portfolio consist of Michigan municipal securities at the close of each quarter of the Fund's taxable year. To the extent the distributions are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities. For Michigan income, intangibles and single business tax purposes, distributions representing income derived by the Portfolio from sources other than Michigan municipal securities and U.S. Government Securities will be included in Michigan taxable income and will be included in the taxable bases of the Michigan single business and intangibles taxes, except that distributions from capital gains which are reinvested in Portfolio shares are exempt from intangibles taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from Minnesota personal income tax. However, at least 95% of the exempt-interest dividends paid by the Portfolio during a Fund fiscal year must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Portfolio to be exempt from the Minnesota personal income tax. Under current Minnesota tax law, some individuals may be subject to the Minnesota AMT on distributions to shareholders out of the income from AMT-Subject Bonds in which the Portfolio invests. Exempt-interest dividends paid by the Portfolio to shareholders that are corporations are subject to Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Portfolio must, among other things, invest only in interest bearing obligations, obligations issued at a discount, and cash and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, it must have not less than 80% of the aggregate principal amount of its investments, excluding certain financial options and similar financial instruments described above and cash and cash items, invested in New Jersey municipal securities or U.S. Government Securities at the close of each quarter of the tax year. Distributions attributable to gains from New Jersey municipal securities also will be exempt from New Jersey personal income tax, provided the Portfolio satisfies the above requirements. Exempt-interest dividends paid by the Portfolio to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.


New York Portfolio. Distributions of interest income by the Portfolio, to the extent derived from New York State municipal securities, or from obligations issued by the government of Puerto Rico or by its authority, will be exempt from New York State and New York City personal income taxes.

Ohio Portfolio. Distributions of interest income and gain by the Portfolio, to the extent such distributions are derived from Ohio municipal securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income base of the Ohio corporate franchise tax; provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. Dividends paid by the Portfolio will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal securities or U.S. Government Securities. Exempt-interest dividends paid by the Portfolio and dividends attributable to interest on U.S. Government securities also are not subject to the Pennsylvania Corporate Net Income Tax. Portfolio shares are not considered exempt assets for the purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Portfolio also are exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government Securities.

Virginia Portfolio. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions which are exempt from Federal income taxes. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia income taxes. So long as the Portfolio qualifies as a regulated investment company under the Code and at least 50% of the value of the total assets of the Portfolio at the end of each quarter of its taxable year consists of obligations whose interest is exempt from Federal income taxes, dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes to the extent such distributions are either (i) exempt from regular Federal income tax and attributable to interest on Virginia municipal securities or obligations issued by Puerto Rico, the United States Virgin Islands, or Guam or (ii) attributable to interest on obligations of the United States or any authority, commission or instrumentality of the United States. As a general rule, distributions attributable to gains of the Portfolio and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares of a Portfolio as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

ORGANIZATION

Alliance Municipal Income Fund, Inc. is a Maryland corporation organized on July 30, 1986. Alliance Municipal Income Fund II is a Massachusetts business trust organized on April 2, 1993. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by Federal or, in the case of Alliance Municipal Income Fund, Inc., state law. Shareholders have available certain procedures for the removal of Directors or Trustees.


A shareholder in a Portfolio will be entitled to his pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of that Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each Fund vote together as a single class on matters, such as the election of Directors or Trustees, that affect each Portfolio in substantially the same manner. Class A, Class B and Class C shares of a Portfolio have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Board of Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of that Portfolio. Since this Prospectus sets forth information about both Funds, it is theoretically possible that one Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning the other Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to the organization of a Fund are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Funds' registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the Principal Underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Portfolios advertise their "yield" and "total return", which are computed separately for Class A, Class B and Class C shares. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolios may also state a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. The Portfolios may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the periods prescribed by the Commission. A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Portfolio's shares are assumed to have been paid. Performance data for each class of shares will be included in any advertisement or sales literature using performance data. These advertisements may quote performance rankings or ratings of the Portfolios by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Portfolio's performance to various indices.


ADDITIONAL INFORMATION


This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by each Fund with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by a Fund of the securities of the other Fund whose securities are also offered by this prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to the other Fund. See "General Information--Organization."

--------------------------------------------------------------------------------
                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                     Alliance Municipal Income Portfolios

     National Portfolio           Florida Portfolio       New Jersey Portfolio
 Insured National Portfolio    Massachusetts Portfolio     New York Portfolio
      Arizona Portfolio          Michigan Portfolio          Ohio Portfolio
    California Portfolio         Minnesota Portfolio     Pennsylvania Portfolio
Insured California Portfolio                               Virginia Portfolio


--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520


Signatures - Please Be Sure To Sign the Application (Section 7)

If shares are registered in the name of:
 . an individual, the individual should sign.
 . joint tenants, both should sign.
 . a custodian for a minor, the custodian should sign.
 . a corporation or other organization, an authorized officer should sign
  (please indicate corporate office or title).
 . a trustee or other fiduciary, the fiduciary or fiduciaries should sign
  (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 . Individuals, Joint Tenants and Gift/Transfer to a Minor:
  - Indicate your name exactly as it appears on your social security card.
 . Trust/Other:
  - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------


     Alliance Municipal Income Fund and Alliance Municipal Income Fund II

              (see instructions at the front of the application)


--------------------------------------------------------------------------------
                 1. YOUR ACCOUNT REGISTRATION   (Please Print)
--------------------------------------------------------------------------------

[ ] INDIVIDUAL OR JOINT ACCOUNT


    ----------------------------------------------------------------------------
    Owner's Name   (First Name)                (MI)             (Last Name)

              -                    -
    ---------------------------------------------
    Social Security Number (Required to open account)


    ----------------------------------------------------------------------------
    Joint Owner's Name*   (First Name)         (MI)             (Last Name)

    *Joint Tenants with right of survivorship unless otherwise indicated


[ ] GIFT/TRANSFER TO A MINOR


    ----------------------------------------------------------------------------
    Custodian - One Name Only  (First Name)    (MI)             (Last Name)


    ----------------------------------------------------------------------------
    Minor (First Name)                         (MI)             (Last Name)


                        -                    -
    ---------------------------------------------------------
    Minor's Social Security Number (Required to open account)

    Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act


[ ] TRUST ACCOUNT


    ----------------------------------------------------------------------------
    Name of Trustee


    ----------------------------------------------------------------------------
    Name of Trust


    ----------------------------------------------------------------------------
    Name of Trust (cont'd)


    ------------------------------------    ------------------------------------
    Trust Dated                             Tax ID or Social Security Number
                                            (Required to open account)

[ ] OTHER


    ----------------------------------------------------------------------------
    Name of Corporation, Partnership or other Entity


    ----------------------------
    Tax ID Number


--------------------------------------------------------------------------------
                                  2. ADDRESS
--------------------------------------------------------------------------------


    ----------------------------------------------------------------------------
    Street


    ----------------------------------------------------------------------------
    City                              State                   Zip Code


    ----------------------------------------------------------------------------
    If Non-U.S., Specify Country


            -       -                                     -       -
    ---------------------------               ----------------------------------
    Daytime Phone                                           Evening Phone

    I am a:       [ ]  U.S. Citizen             [ ]  Non-Resident Alien
                  [ ]  Resident Alien           [ ]  Other



                             For Alliance Use Only

--------------------------------------------------------------------------------
                             3. INITIAL INVESTMENT
--------------------------------------------------------------------------------

Minimum: $250; Maximum: Class B only - $250,000; Class C only - $5,000,000. Make all checks payable to The Alliance Municipal Income Portfolios in which you are investing.

I hereby subscribe for shares of the following Alliance Municipal Income
Portfolios:

                                             Class A                      Class B                         Class C
                                         (Initial Sales    Dollar   (Contingent Deferred   Dollar   (Asset-based Sales   Dollar
                                             Charge)       Amount      Sales Charge)       Amount         Charge)        Amount
                                         --------------    ------   --------------------   ------   ------------------   ------
[ ] National Portfolio                      [ ] (84)       ______        [ ] (284)         ______        [ ] (384)       ______
[ ] Insured National Portfolio              [ ] (86)       ______        [ ] (286)         ______        [ ] (386)       ______
[ ] Arizona Portfolio                       [ ] (114)      ______        [ ] (214)         ______        [ ] (314)       ______
[ ] California Portfolio                    [ ] (85)       ______        [ ] (285)         ______        [ ] (385)       ______
[ ] Insured California Portfolio            [ ] (91)       ______        [ ] (291)         ______        [ ] (391)       ______
[ ] Florida Portfolio                       [ ] (65)       ______        [ ] (265)         ______        [ ] (365)       ______
[ ] Massachusetts Portfolio                 [ ] (115)      ______        [ ] (215)         ______        [ ] (315)       ______
[ ] Michigan Portfolio                      [ ] (117)      ______        [ ] (217)         ______        [ ] (317)       ______
[ ] Minnesota Portfolio                     [ ] (61)       ______        [ ] (261)         ______        [ ] (361)       ______
[ ] New Jersey Portfolio                    [ ] (69)       ______        [ ] (269)         ______        [ ] (369)       ______
[ ] New York Portfolio                      [ ] (83)       ______        [ ] (283)         ______        [ ] (383)       ______
[ ] Ohio Portfolio                          [ ] (80)       ______        [ ] (280)         ______        [ ] (380)       ______
[ ] Pennsylvania Portfolio                  [ ] (67)       ______        [ ] (267)         ______        [ ] (367)       ______
[ ] Virginia Portfolio                      [ ] (121)      ______        [ ] (221)         ______        [ ] (321)       ______


to be purchased with the enclosed check or draft for $____________

______________________________
DEALER USE ONLY
Wire Confirm No.:
______________________________

--------------------------------------------------------------------------------
                      4. REDUCED CHARGES  (Class A Only)
--------------------------------------------------------------------------------

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

------------------  ---------------------  ------------------ ------------------
Fund                Account Number         Fund               Account Number

A.  Right of Accumulation
[ ] Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B.  Statement of Intent
[ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[ ] $100,000     [ ] $250,000     [ ] $500,000     [ ] $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

------------------  ---------------------  ------------------ ------------------
Name on Account     Account Number         Name on Account    Account Number


--------------------------------------------------------------------------------
                            5. DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

   If no box is checked, all distributions will be reinvested in additional shares of the Portfolio

Income Dividends: (elect one)                [ ] Reinvest dividends
                                             [ ] Pay dividends in cash
                                             [ ] Use Dividend Direction Plan
Capital Gains Distribution: (elect one)      [ ] Reinvest capital gains
                                             [ ] Pay capital gains in cash
                                             [ ] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:


--------------------------------------    --------------------------------------
Fund Name                                 Existing Account No.

Special Distribution Instructions:           [ ] Please pay my distributions
                                                 via check and send to the
                                                 address indicated in Section 2.
                                             [ ] Please mail my distributions
                                                 to the person and/or address
                                                 designated below:

--------------------------------------    --------------------------------------
Name                                      Address

--------------------------------------    -----------------------------   ------
City                                      State                           Zip


--------------------------------------------------------------------------------
                            6. SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP)**

   I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

   The Fund requires signatures of bank account owners exactly as they appear on bank records.


   -------------------------- ---------- ----------------------------  ---------
   Individual Account         Date       Joint Account                 Date

** Your bank must be a member of the National Automated Clearing House
   Association (NACHA).

B.  TELEPHONE TRANSACTIONS

    You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

    Instructions:  . Review the information in the Prospectus about telephone transaction services.

                   . Check the box next to the telephone transaction service(s)
                     you desire.

                   . If you select the telephone purchase or redemption
                     privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

    Purchases and Redemptions via EFT**

    [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

    The fund requires signatures of bank account owners exactly as they appear on bank records.


    ----------------------------  --------  ----------------------------  ------
    Individual Account Owner      Date      Joint Account Owner           Date


    Telephone Exchanges and Redemptions by Check
    Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

    [ ] I do not elect the telephone exchange service.
             ---
    [ ] I do not elect the telephone redemption by check service.
             ---
C.  SYSTEMATIC WITHDRAWAL PLAN (SWP)**

    In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments;   . $5,000 for bi-monthly payments;
    . $4,000 for quarterly or less frequent payments

    [ ] I authorize this service to begin in _________ , 19___ , for the
                                               Month
        amount of $__________($50.00 minimum)

    Frequency:  (Please select one)  [ ] Monthly
                                     [ ] Bi-Monthly
                                     [ ] Quarterly
                                     [ ] Annually
                                     [ ] In the months circled: J  F  M  A  M  J
                                                                J  A  S  O  N  D

    Please send payments to: (please select one)

    [ ] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy. EFT not available to Class B shareowners other than retirement plans.

    [ ] My address of record designated in Section 2.

    [ ] The payee and address specified below:


    -------------------------------------  -------------------------------------
    Name of Payee                          Address

    -------------------------------------  -------------------------  ----------
    City                                   State                      Zip

D.  AUTO EXCHANGE

    [ ] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $____________ ($25.00 minimum) on the _________ day of the month, into the Alliance Fund noted below:

        Fund Name: __________________________________________

    [ ] Existing account number:_____________________________    [ ] New account

        Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the prior fund business day.) Certificates must remain unissued.


--------------------------------------------------------------------------------
          7. Shareholder Authorization This section MUST be completed
                                                    ----
--------------------------------------------------------------------------------

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.


-----------------------------------------   ---------------
Signature                                   Date

-----------------------------------------   ---------------    -----------------
Signature                                   Date               Acceptance Date:


--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm                      Authorized Signature
                 --------------------                      ---------------------

Representative First Name              MI            Last Name
                         -------------   ---------            ------------------

Representative Number
                     -----------------------------------------------------------

Branch Office Address
                     -----------------------------------------------------------

City                                        State            Zip Code
    --------------------------------------        --------           -----------

Branch Number                               Branch Phone (            )
             -----------------------------               -----------------------

** Your bank must be a member of the National Automated
   Clearing House Association (NACHA).                           50057GEN-MIIApp

                                ALLIANCE MUNICIPAL INCOME FUND II
_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February __, 1996
_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current
Prospectus for the Fund. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                          PAGE

    Investment Policies and Restrictions

    Management of the Fund

    Expenses of the Fund

    Purchase of Shares

    Redemption and Repurchase of Shares

    Shareholder Services

    Net Asset Value

    Dividends, Distributions and Taxes

    Portfolio Transactions

    General Information

    Report of Independent Auditors and
         Financial Statements

    Appendix A:  Bond and Commercial Paper Ratings        A-1

    Appendix B:  Futures Contracts and Related Options    B-1

    Appendix C:  Options on Municipal and U.S.
         Government Securities                            C-1

(R): This registered service mark used under license from the Owner, Alliance Capital Management L.P.

_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not fundamental and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

Alternative Minimum Tax

         Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the
Portfolios: Municipal Securities - Further Information" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications with respect to Arizona, and from official statements made available in July 1995 with respect to Michigan and Minnesota, September 1995 with respect to Ohio and Virginia, November 1995 with respect to Massachusetts and Pennsylvania and December 1995 with respect to Florida and New Jersey in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligers to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

Arizona Portfolio

         The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Arizona personal income tax. As a matter of fundamental policy, at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Arizona Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Arizona Portfolio are available only to Arizona residents.

Economic Climate

         Arizona has been, and is projected to continue to be, one of the fastest growing states in the United States. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth. For example, Arizona's 35% population growth during the 1980s was the third fastest rate in the nation, next to Alaska and Nevada. The unemployment rate in Arizona for 1994 was 6.3% and for 1993 was 6.4% compared to a national rate of 6.1% in 1994 and 6.4% in 1993.

         Geographically, Arizona is the nation's sixth largest state in terms of area (113,417 square miles) and the twenty-fourth largest in population (3,958,875 residents). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 77% of total population and 85% of total wage and salary employment in Arizona.

         Until recently, the growth of Arizona's two major metropolitan statistical areas has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. In recent years, however, Arizona's economy has continued to grow at a slower rate than in earlier periods. However, beginning in late 1993 Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

         Over the past decade, Arizona's two major metropolitan areas have diversified their employment base in an attempt to buffer against the cyclical nature of various industries and markets. While employment in the mining and agricultural industries has diminished over the last 25 years, job growth has occurred in the aerospace and high technology, construction, finance, insurance, tourism and real estate industries. The service industry is Arizona's single largest employment sector.
A significant percentage of these jobs are directly related to tourism. Arizona's economy, however, has been adversely affected by problems in the real estate industry, including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which have been liquidated by the Resolution Trust Corporation. The winding-up of the RTC has led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates have sharply declined into 1996. Current and proposed reductions in Federal military expenditures are expected to negatively effect the State's economy. Defense-related business plays an important role in Arizona's economy, particularly in the manufacturing sector, and reductions in the defense budget could adversely affect these businesses. In 1994, the Arizona Legislature expanded existing defense restructuring legislation intended to transition defense-related industries into civilian manufacturing. This legislation has been initially successful in preserving Arizona employment in this sector. Arizona has experienced a degree of political instability in recent years, including the impeachment of its Governor in 1988 and a bribery scandal at the Capitol, which resulted in convictions of seven sitting legislators. Arizona's sitting Governor, J. Fife Symington III, filed for bankruptcy in 1995. However, Arizona voters improved the State's image with the passage of the Martin Luther King state holiday in 1992.

         A reform-minded legislature has taken steps to improve Arizona's business climate by reducing taxes and eliminating unnecessary government regulation. Arizona experienced nearly annual budget crises during the late 1980's. However, between 1992 and 1995 the Legislature restrained the growth of State expenditures while substantially reducing taxes. Individual income tax rates have been reduced more than 20% and businesses received corporate income tax and property tax reductions of a substantial magnitude. Nevertheless, tax collections were up more than 10% for fiscal year 1995, reflecting strong economic growth in the State as well as a perceived improvement in the State's business climate.

         Per capita income levels in Arizona were $19,153 as compared to the United States average of $21,699 in 1994 and Arizona's average annual growth rate of per capita income has been less than the United States average for several years. Arizona's per capita increase in personal income was second in the nation in 1994. The diversification of Arizona's economy, and its current strength, led to the increase in per capita income, although Arizona still lags behind the United States average. Substantial Indian Reservations and retiree populations are a drag on growth and per capita personal income, although these demographic factors do not suggest an adverse impact on State and local budgets.

         Problems associated with the phenomenal growth Arizona experienced in the 1984-1986 boom, e.g., air quality, transportation, and public infrastructure, are currently being addressed by the Arizona legislature and other public bodies. Another issue of interest with respect to Arizona municipalities is the existence of adequate water supplies. This issue is a complex one, and any analysis varies from municipality to municipality. In general, the Arizona legislature has taken steps to address the issue of protecting the long-term supplies of water for the State. In 1980, Arizona enacted the Groundwater Management Act, which is a comprehensive statute regulating the withdrawal and use of groundwater in those-areas of the State where groundwater has been heavily relied upon. Those areas of significant groundwater use include the Phoenix and Tucson metropolitan areas. The Act requires that groundwater overdrafts cease in the Phoenix and Tucson metropolitan areas by the year 2025. The Arizona Legislature also adopted air quality legislation in the 1994 special session, complying with a December 31, 1994 deadline imposed by the Environmental Protection Agency.

         Notwithstanding the strain which had accompanied the recent recession, Arizona is likely to continue growing during the 1990's. The current expansion rate of 2% is forecast to continue for the remainder of the decade to be driven by affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro- development culture will continue to attract employers and job seekers. Arizona's housing industry enjoyed its best year ever in 1995, and has had a robust 20% expansion since 1993. It is unlikely that this degree of growth in residential housing will continue in 1996.

Financial Condition

         The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

         While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness.

Certificates of Participation rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default.

         Arizona's State constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three Arizona universities may issue debt for university building projects payable from tuition and other fees. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electric system which generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue debt payable from a number of sources.

         Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for
(i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality,
(ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

         Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to stop the tax increase until the voters could consider it at the general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the state's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The issue of tax increases has become problematic given the conservative nature of Arizona's Legislature. From 1992 through 1995, the State adopted substantial tax relief, including the 20% individual income tax roll-back described above. In special session Senate Bill 1009, the Legislature in 1995 committed to $200 million in net property tax reductions, to be implemented by the Legislature during its 1996 session.

         Arizona's budget outlook has improved significantly in recent years. The State budget grew by only 1.8% to $4.5 billion in 1996. State revenues have exceeded fiscal year 1996 projections. The proposed fiscal year 1997 budget calls for a 4.4% increase in overall State spending, including $17.2 million for additional prison space and $95.3 million for student enrollment growth in the public schools. The improving Arizona economy resulted in reduced social welfare expenditures, including the State medicaid program, and resulted in a $54 million reversion into the State's general fund for fiscal year 1995.

         Arizona law requires municipalities to maintain balanced budgets, a requirement that has become more difficult in light of the slower economy. For example, the proposed 1992-93 annual budget for the City of Phoenix, for the first time in the city's history, was less than the current year's budget. Moreover, the state tax cuts in 1992 and 1993 will have the effect of worsening the budget picture in future years because municipalities in Arizona rely heavily on state-shared revenues. It is likely that municipalities in Arizona will need to either increase taxes or reduce spending to compensate for this lost state-shared revenue.

         Municipalities also rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on state shared revenues. School districts are funded by a combination of local property taxes and state assistance. Maricopa County had a $4.5 million general fund deficit for fiscal year 1993 and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit to zero and create a $10 million reserve for contingency liabilities, such as lawsuits. The Maricopa County health care budget currently is running a $32 million deficit. However, the Maricopa County Board of Supervisors has a three year deficit reduction plan purported to eliminate that deficit through reductions in force, cutbacks and other cost cutting measures.

Litigation

         Arizona's school financing system has historically relied heavily upon local property taxes. In 1991, a lawsuit was filed by a group of school districts challenging the school financing system. On July 21, 1994, the Arizona Supreme Court found unconstitutional the State's method of funding public education. It is unclear, at this time what effect school finance will have on State finances or school district budgets. It is expected that the Legislature will debate alternative financing systems of public school financing in the 1996 session.

         A lawsuit decided by the U.S. Supreme Court invalidated Arizona's tax treatment of Federal Retirement Benefits for years prior to 1989. In June 1993 the Court, in Harper v. Virginia, directed states, including Arizona, to give meaningful relief under their own laws to federal retirees who the Court said were improperly taxed. As a result, the Arizona Department of Revenue has begun to send refunds and credit vouchers to federal retirees who paid income taxes on their pensions in the 1984-88 tax years. The refunds and credit vouchers will cost the State approximately $200 million over the next four years. As of October, 1995, the "federal retiree" claims have fallen 20% below projections, and it appears the State's liability will expire in 1998 without significant impact upon the State budget.

Florida Portfolio

         The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what the Fund's Adviser considers to be undue without assuming what the Fund's Adviser considers to be undue risk to income to principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt form federal income tax and State of Florida intangible tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida Securities. As a matter of fundamental policy, the Florida Portfolio will invest as least 80% of its net assets in municipal securities the interest which is exempt from federal income tax. Under normal market conditions, at least 65% of the Florida Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Florida Portfolio are available only to Florida residents.

         The following is based on information obtained from an Official Statement, dated December 6, 1995, relating to
$237,750,000 State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Refunding Bonds,
1995 Series D.

Economic Climate

         As of April 1, 1994 Florida was the fourth most populous state in the nation with an estimated population of 13.9 million. The State's average annual population growth rate for the period 1984 to 1994 was approximately 2.3% while the nation's average annual growth rate for the same period was approximately 1.0%. During this same period, Florida maintained an average growth of approximately 287,300 people per year.

         From 1985 through 1994 Florida's per capita income rose an average of 5.2% per year, while the national per capita income increased an average of 5.1%. The structure of Florida's income differs from that of the nation, in that Florida has a proportionally greater retiree population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. Florida's employment income in 1994 represented 61.5% of total personal income, while the U.S. share of total personal income in the form of wages and salaries and other labor benefits was 72.6%. One positive aspect of this greater diversity is that transfer payments are typically less sensitive to the business cycle than employment income, and, therefore, act as stabilizing forces in weak economic periods. From 1985 through 1994, Florida's total personal income increased by 107% and per capita income by approximately 64.6%. For the U.S., total and per capita personal income increased by approximately 80.7% and 63.7%, respectively.

         From 1980 through 1994, Florida's total employment increased with each succeeding year, with a small decrease in employment occurring in 1991 and 1992. In 1992, Florida non-agricultural job creation began to recover, and increased by 4% in 1994 from 1993. The State is now less dependent on employment from construction and construction-related manufacturing and resource based manufacturing, which have declined as a proportion of total state employment. Trade and services, the two largest sectors, account for more than half the total non-farm employment in Florida. Employment in the service sector increased by 6.3% in 1994 from 1993. Tourism is also one of Florida's most important industries. Approximately 39.9 million people visited the State in 1994.

         Florida's unemployment rate throughout the 1980's tracked below that of the nation's. In recent years, however, as Florida's economic growth has slowed from previous highs, the unemployment rate has tracked above the national average. The average rate of unemployment for Florida since 1985 is 6.3%, while the national average is 6.4%. During 1994, Florida's unemployment rate was 6.6% compared to the national average of 6.1%. The estimated unemployment rate for Florida for 1995 was 5.3% as compared to the U.S. average of 5.6% for the same year.

Financial Condition

         In December 1992 the State legislature enacted a law whereby the projected revenue windfall will be transferred from the General Revenue Fund to a Trust Fund to defray the costs of matching funds and a wide array of expenditures related to Hurricane Andrew. The amount of the transfer will change based on revisions made by the State's Revenue Estimating Conference. The State's Revenue Estimating Conference estimated that additional non-recurring general revenues of $159 million during fiscal year 1994-95 were generated as a result of increased economic activity due to Hurricane Andrew.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State Fiscal Year (July 1-June 30).

         In fiscal year 1994-1995, Florida derived approximately 66% of its total direct revenues from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Florida does not currently impose an individual income tax. The greatest single source of tax receipts in Florida is the sales and use tax, accounting for 68% of general revenue funds available. For the fiscal year which ended June 30, 1995, total receipts from this source were $10.7 billion, an increase of 6% from fiscal year 1993-94.

         For fiscal year 1994-95 general revenue funds were $13.647 billion. Based on effective general revenue fund appropriations of $13.462.1 billion, unencumbered reserves at the end of fiscal year 1993-94 were $184.9 million.

         In fiscal year 1995-96, the available general revenue working capital and budget stabilization funds are estimated to be $15.149.1 billion, a 2.2% increase from fiscal year 1994-95. The $14.456.7 billion in estimated revenues represent a 5.9% increase from the analogous figure in 1994-95. With combined general revenue, working capital and budget stabilization fund appropriations at $14.824 billion, unencumbered reserves at the end of 1995-96 are estimated at $325.1 million.

         For fiscal year 1995-96 the estimated general revenue plus working capital funds available total $15.149 billion, a 2.2% increase from fiscal year 1994-95. The $14.456 billion in estimated revenues represents a 5.9% increase from the analogous figure in 1994-95.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

Litigation

         Kuhnlein v. Department of Revenue involved a constitutional challenge to the Florida impact fee imposed by section 319.231 F.S. The Supreme Court affirmed the trial court's decision which held the statute in question unconstitutional. The Supreme Court remanded the case to the trial court. The trial court denied Plaintiffs' requests for pre and post judgment interest. The Supreme Court issued its Order on June 9, 1995, affirming the trial court for a hearing on attorney fees. The trial court issued its decision on July 13, 1995 and awarded the Plaintiffs' attorney 10% of the fund and found that any residue goes to the claim class members. The Supreme Court reduced the amount of the award of attorney fees from $18.8 million (the requested amount) to $6.5 million. The Florida Department of Highway Safety and Motor Vehicles is setting up the procedure for taxpayer refunds, which total approximately $189,000,000. It is not known if this will adversely effect the financial condition of the State.

Massachusetts Portfolio

         The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Massachusetts personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Massachusetts Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Massachusetts Portfolio are available only to Massachusetts residents.

         The following was obtained from an Official Statement, dated November 1, 1995, relating to $250,000,000 General
Obligation Bonds, Consolidated Loan of 1995, Series D.

Economic Climate

         The Commonwealth of Massachusetts is a densely populated urban state. According to the 1990 census, Massachusetts had a population density of 768 persons per square mile, as compared to
70.3 for the United States as a whole. It thus had the third greatest population density following Rhode Island and New Jersey. Massachusetts experienced a modest increase in population between 1980 and 1990. The 1994 U.S. census count for Massachusetts was 6,041,123.

         Per capita personal income for Massachusetts residents, unadjusted for differentials in the cost of living, was $25,616 in 1994, as compared to the national average of $21,809. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         Massachusetts has a diversified economic base which includes traditional manufacturing, high technology and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other industrial states, Massachusetts has seen a shift in employment from labor-intensive manufacturing industries (e.g., textiles, apparel, shoes, paper products, etc.) to technology and service-based industries like computers, biomedical technology, consulting, health care and business services.

         The Massachusetts service sector, which constituted 34.2% of the total work force in August 1995, is the largest sector in the Massachusetts economy. Government employment represents 12.6% of the Massachusetts work force. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, total employment in all those sectors, excluding manufacturing, increased in 1993 and 1994.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation. Since 1989, however, both Massachusetts and New England have experienced growth rates significantly below the national average. An economic recession in 1990 and 1991 caused negative growth rates in Massachusetts and New England. In 1992, the Gross State Product for Massachusetts grew at a rate of 1.5 percent while the total Gross Domestic Product for the United States grew at a rate of 2.5 percent. During 1980-1988 employment growth measured 20%, well above the national rate. By 1990, however, unemployment reached 6.0%. Massachusetts' unemployment rate averaged 8.5% in 1992, 6.9% in 1993 and 6.0% in

1994. During the first eight months of 1995, the unemployment rate fluctuated between 4.6% and 6.0%.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

         Debt service expenditures of the Commonwealth in fiscal year 1992 totaled $898.3 million, representing a 4.7% decrease from fiscal year 1991. Debt service expenditures for fiscal year 1993, fiscal year 1994 and fiscal year 1995 were $1.140 billion, $1.155 billion and $1.230 billion, respectively, and are projected to be $1.196 billion for fiscal year 1996. In January 1990, legislation was enacted which imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

         The budgeted operating funds of the Commonwealth ended fiscal year 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating fund of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal year 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. The budgeted operating funds of the Commonwealth ended fiscal year 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal year 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion. Total revenues and other sources increased by approximately 5.7% from fiscal year 1993 to fiscal year 1994 while tax revenues increased
by 6.8% for the same period.   Unaudited financial information
for fiscal year 1995 shows that budgeted revenues and other sources collected in fiscal year 1995 were approximately $16.392 billion, approximately 5.4% above fiscal year 1994 budgeted revenues. Budgeted expenditures and other uses of funds in fiscal year 1995 were approximately $16.529 billion, approximately 4.7% above fiscal year 1994 budgeted expenditures.

         The fiscal year 1996 budget was enacted by the Legislature on June 12, 1995 and signed by the Governor on
June 21, 1995. Fiscal year 1996 appropriations in the Annual Appropriations Act total approximately $16.847 billion, including approximately $25 million in gubernatorial vetoes overridden by the legislature. In the final supplemental budget for fiscal year 1995, approved on August 24, 1995, another $71.1 million of appropriations were continued for use in fiscal year 1996. The Executive Office for Administration and Finance projects that fiscal year 1996 spending will total approximately $16.998 billion, a $739 million, or 4.5%, increase over fiscal year 1995 spending. The largest single spending increase in the fiscal year 1996 budget is approximately $232 million to continue funding the comprehensive education reform legislation enacted in
1993.   Budgeted revenues and other sources to be collected in
fiscal year 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal year 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3%, higher than fiscal year 1995 tax revenues. On November 1, 1995 the Governor of Massachusetts released a proposal to reorganize state government. The Governor has estimated that his reorganization proposals would result in budgetary saving more than sufficient to offset his proposal to reduce income tax rates. The cost to the Commonwealth of the proposed tax reduction is estimated at $500 million per year.

         Fiscal year 1996 non-tax revenues are projected to total approximately $5.173 billion, approximately $55 million, or 1.1%, less than fiscal year 1995 non-tax revenues of approximately $5.228 billion. Federal reimbursements are projected to increase by approximately $22 million, or 0.7%, from approximately $2.960 billion in fiscal year 1995 to approximately $2.982 billion in fiscal year 1996, primarily as a result of increased reimbursements for Medicaid spending, offset by a reduction in reimbursements received in fiscal year 1995 for one-time Medicaid expenses incurred in fiscal year 1994 and fiscal year 1995. Fiscal year 1996 departmental revenues are projected to decline by approximately $112 million, or 8.3%, from approximately $1.353 billion in fiscal year 1995 to approximately $1.241 billion in fiscal year 1996. Fiscal year 1996 consolidated transfers are projected to increase by approximately $35.0 million, or 3.8%, from $915.4 million in fiscal year 1995 to approximately $950.4 million in fiscal year 1996, primarily as a result of a $35.7 million transfer from a non-budgeted fund to an economic development fund established in the fiscal year 1996 budget.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions which require a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 1996, approximately 19.1% of Massachusetts' budget is estimated to be allocated to Local Aid. Direct Local Aid decreased from $2.608 billion in fiscal year 1991 to $2.359 billion in fiscal year 1992, increased to $2.547 billion in fiscal year 1993 and to $2.727 billion in fiscal year 1994. Fiscal year 1995 direct Local Aid expenditures were $2.976 billion, an increase of about 9.1% from fiscal year 1994. Fiscal year 1996 direct Local Aid is estimated at $3.242 billion, an 8.9% increase over 1995. In addition to direct Local Aid, Massachusetts provides substantial indirect aid to local governments.

         In November 1990 voters approved a petition which regulates the distribution of Local Aid by requiring, subject to appropriation, distribution to cities and towns of no less than 40% of collection from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds. The Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal year 1989. Distributions in excess of fiscal year 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formulas would have called for a substantial increase in direct Local Aid in fiscal year 1992, and would call for such an increase in fiscal year 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and fiscal year 1992, fiscal year 1993, fiscal year 1994 and fiscal year 1995 appropriations for Local Aid did not meet, and fiscal year 1996 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

         During fiscal years 1992, 1993 and 1994, Medicaid expenditures of the Commonwealth were $2.818 billion, $3.151 billion, and $3.313 billion, respectively. The Comptroller's Preliminary Financial Report for fiscal year 1995 indicates that fiscal year 1995 Medicaid expenditures were $3.399 billion. The average annual growth rate from fiscal year 1991 to fiscal year 1995 was 5.1%. The growth rate from fiscal year 1994 to fiscal year 1995 was 2.6%. The Executive Office for Administration and Finance estimates that fiscal year 1996 Medicaid expenditures will be approximately $3.388 billion. Factoring out one-time payments in fiscal year 1995 and fiscal year 1996 to settle bills from hospitals and nursing homes dating back to the 1980's, and adjusting for a change in the account structure of the Medicaid program, this represents an increase from fiscal year 1995 to fiscal year 1996 of 2.6%. The decrease in the rate of growth is due to a number of savings and cost control initiatives that the Division of Medical Assistance continues to implement and refine, including managed care, utilization review and the identification of third party liabilities.

Litigation

         There are pending in courts within the Commonwealth various suits in which the Commonwealth is a defendant. In the opinion of the Attorney General, as of the date of the Official Statement referred to above, no litigation was pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Michigan Portfolio

         The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Michigan personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Michigan Portfolio's total assets will be invested in income- producing securities (including zero coupon securities). Shares of the Michigan Portfolio are available only to Michigan residents.

         The following is based on information obtained from an Official Statement, dated July 20, 1995, relating to $180,000,000
State of Michigan General Obligation School Loan Bonds, Series
1995.

Economic Climate

         In recent years, Michigan has made efforts to diversify its economy in an attempt to be less dependent on manufacturing. In 1960, employment in durable goods manufacturing (including automobiles and components and office equipment) accounted for 33% of the State's workforce. This figure decreased to 14.9% in 1994. However, such manufacturing continues to be an important part of the State's economy.

         Michigan's economy is recovering from a recessionary period. Employment growth for 1990 had dropped to negative 0.1% from 2.3% in 1989. In 1992, 1993 and 1994, employment increased by .4%, 1.8% and 1.1%, respectively, compared with a flat growth in the region as well as the nation. The State's forecast for the Michigan economy projected a 2.9% growth in salary and wage employment in 1995. Unemployment rates, which had averaged approximately 9.2% in 1991 and 8.8% in 1992, were reduced to 7.0% in 1993 and 5.9% in 1994. State manufacturing employment, which had decreased from 1990 to 1991, increased during 1992, 1993 and 1994. Similarly, Michigan's personal income amounts increased during the same three years.

Financial Condition

         As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

         The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below 41.6%, the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1993-94.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

         Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

         The Michigan State General Fund balances for the 1989-90, 1990-91 and 1991-92 fiscal years were a positive $61.1 million, a negative $310 million and a negative $169.4 million, respectively. The State's budget for the 1992-93 and 1993-94 fiscal years was balanced by several measures taken by the Administration and the Legislature. These measures included a combination of line veto, a deficit reduction compromise package and some increased revenues.

         The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short and long- term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

         On August 19, 1993, the Governor of the State signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation.
In order to replace local property tax revenues lost an a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. The property tax and school finance reform measures included a ballot proposal ("Proposal A") which was subject to voter approval and was in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards can, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead and non-qualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Litigation

         The State is involved in litigation that, if unfavorably resolved from the point of view of the State, could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under state taxes. The ultimate disposition and consequences of all of these proceedings are not presently determinable.

Minnesota Portfolio

         The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Minnesota personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Minnesota Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Minnesota Portfolio are available only to Minnesota residents.

         The following is based on information obtained from an Official Statement, dated July 25, 1995, relating to $215,000,000
State of Minnesota General Obligation State Various Purpose
Bonds.

Economic Climate

         Minnesota resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990 or, at an average annual compound rate of 0.7%. In comparison, United States population grew at an annual compound rate of 0.9% during this period. In 1994, resident population increased to 4,567,000. Minnesota population is currently forecast to grow at an annual compounded rate of 0.6% between 1990 and 2000.

         In 1994, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

         In the period 1980 to 1990, overall employment growth in Minnesota increased by 17.9%, lagging behind the nation, whose growth increased by 20.1%. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in both the 1980-1990 and 1990-1994 periods. In the durable goods industries, the State's employment in 1994 was highly concentrated in the industrial machinery, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 32.6% of the State's durable goods employment was concentrated in 1994, as compared to 19.0% for the United States as a whole.

         The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1994, 29.0% of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 18.6% in paper and allied industries. This compares to 21.4% and 8.8%, respectively, for comparable sectors in the national economy. Both of these sectors rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

         Mining is currently a less significant factor in the State economy than it was previously. Mining employment, primarily in the iron ore or taconite industry, dropped from 15,700 employed in 1980 to 7,600 employed in 1994. It is not expected that mining employment will return to 1980 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

         Since 1980, State per capita personal income has been within three percentage points of national per capita personal income. In 1994, Minnesota per capita personal income was 103.0% of its United States counterpart. During 1993-1994, personal income in Minnesota grew more quickly than the United States average with a growth of 8.04% in Minnesota as compared to a United States average of 5.89%. During 1990-1994, wage and salary disbursements, which constitute some 60% of total personal income, grew 25.6% in Minnesota as compared to 22.5% for the twelve-state North Central Region. Between 1983 and 1994, increases in retail sales in Minnesota averaged 6.4% per year, compounded. This growth, however, was not uniform from year to year. For example, retail sales declined 0.1% in 1987, while growing 11.9% in 1984 and 10.5% in 1992.

         During 1994 and the first six months of 1995, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.0% in 1994, as compared to the national average of 6.1%. Employment data through June 1995 indicate the recession which began in July 1990 was less severe in Minnesota than in the national economy. As of June 1995, Minnesota's unemployment rate averaged 3.9%, while averaging 5.8% nationally.

Financial Condition

         Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

         In January 1995, the Governor submitted a proposed budget to the legislature for the 1995-97 biennium (the "Current Biennium"). The proposed budget was based on the November 1994 forecast of Accounting General Fund revenues and expenditures.

         In March 1995, the Department of Finance prepared a revised forecast of revenues and expenditures, and on the basis of this forecast, the Governor provided supplemental budget recommendations to the legislature in March 1995. Legislative hearings were conducted, after which the legislature enacted appropriation and tax bills having the effect of either adopting or modifying the Governor's proposals. The Governor signed into law most of the bills passed by the legislature, but he also exercised his authority to veto appropriation bills in total or on an item-by-item basis.

         Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

         The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account Balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures.

         The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $204 million. However, under current law, if during the first year of the Current Biennium Accounting General Fund revenues are forecast to exceed forecast Accounting General Fund expenditures by more than previously forecast, any forecast increased balance is first allocated to increase the Budget Reserve Account to a balance of $220 million. Second, any additional forecast balances in an odd-numbered fiscal year are allocated to reducing school aid property tax recognition percentages to zero. Any remaining forecast balance is unallocated.

         On the basis of the Governor's February recommendation, the Accounting General Fund would end the Current Biennium on June 30, 1997 with an Unreserved Accounting General Fund balance of $573 million, comprising a Cash Flow Account of $350 million, a Budget Reserve Account of $220 million and an Unrestricted Accounting General Fund balance of $3 million.

         During the 1995 legislative session and the First Special Session, revenue and expenditure measures were enacted for the Current Biennium. Compared to the Governor's February recommendation, these measures increased total resources by $137 million, increased expenditures by $156 million and reduced the recommended Budget Reserve Account by $16 million, from $220 million to $204 million.

         Total Accounting General Fund resources for the Current Biennium are projected to be $18.774 billion. Of this amount $921 million comprises the Unreserved Accounting General Fund balance from the previous biennium and $17.853 billion comprises non-dedicated and dedicated revenues are projected to be generated during the Current Biennium.

         The legislative measures enacted for the Current Biennium contain no significant changes to existing tax laws and do not provide for a significant revenue increase. Changes which were enacted included federal conformity changes for personal and corporate income taxes and a rate increase for insurance gross earnings taxes. Individually and in total these changes are not deemed significant by the State.

         Authorized Accounting General Fund spending for the Current Biennium is estimated at $18.220 billion. Compared to previous biennium expenditures, this represents a biennial expenditure growth of $1.395 billion, or 8.3 percent. The legislature authorized $200 million more for elementary and secondary education, $57 million more in local government aids, and $29 million more for post-secondary education, than recommended by the Governor. The higher spending level was financed by reductions of 3 to 5 percent in recommended funding levels for health and human services, State government and other program areas.

         Legislation passed by the 1992 legislature established the Minnesota Care program to provide subsidized health care insurance for long term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensure the health care needs of all Minnesotans are being met.

         A separate account, the Health Care Access Fund, has been established in the State's Special Revenue Fund to account for revenues and expenditures for the Minnesota Care program. Program expenditures are limited to revenues received in the account. Total resources available to the Health Care Access Fund are forecast to total $461 million in the Current Biennium.

         A previously required transfer from the Health Care Access Fund to the Accounting General Fund was eliminated after Fiscal Year 1995. The purpose of the transfer was to pay for increased costs in the generally funded Medicaid ("MA") and General Assistance Medical Care ("GAMC") programs, due to applicants found ineligible for MinnesotaCare, but qualifying for MA or GAMC.

         The 1995 legislature increased eligibility for MinnesotaCare, the program for low income working Minnesotans. Single adults earning up to 135 percent of the federal poverty level will be eligible for enrollment beginning October 1, 1995. Currently, single adults earning up to 125 percent of the federal poverty level may enroll in the program. The increased enrollment may only occur if projected expenditures do not exceed revenues.

         Based on the level of the Cash Flow Account, the Budget Reserve Account and existing statutory authority to adjust State aid payments to local taxing districts and systems of higher education, the Commissioner of Finance currently estimates that no short-term borrowing will be required during the Current Biennium.

Litigation

         There are now pending against the State legal actions which could, if determined adversely to the State, have a material adverse effect on the State's expenditures and revenues during the Current Biennium.

New Jersey Portfolio

         The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when the Fund's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the New Jersey Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the New Jersey Portfolio are available only to New Jersey residents.

         The following is based on information obtained from an Official Statement, dated December 1, 1995, relating to
$143,645,000 New Jersey Educational Facilities Authority Revenue
Bonds, University of Medicine and Dentistry of New Jersey Issue,
Series 1995B.

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 persons per square mile, it is the most densely populated of all the states. New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990 the annual population growth rose to .49% and between 1990 and 1993 the growth rate accelerated to .59%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest which provide recreation for residents as well for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $204.1 billion for 1992 and increased to $210.6 billion for 1993. Personal income increased 3.2% between 1992 and 1993 but was below the national rate of 4.4%. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s. In 1993, the State ranked second among all states in per capita personal income ($26,732).

         After experiencing a boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession, there had already been a decline in construction activity and the growth in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in March 1989 to a low of 3,445,000 in March 1992. This loss has been followed by an employment gain of 118,700 from March 1992 to September 1994.

         Reflecting the downturn, the rate of unemployment in New
Jersey rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% in 1992. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995.

         In the first nine months of 1994, relative to the same period in 1993, job growth took place in services (3.5%) and construction (5.7%), more moderate growth took place in trade (1.9%), transportation and utilities (1.2%) and finance/ insurance/real estate (1.4%), while manufacturing and government declined (by 1.5% and 0.1%, respectively). The net result was a 1.6% increase in average employment during the first nine months of 1994 compared to the first nine months of 1993.

         Just as New Jersey was hurt by the national recession, evidence of the State's improving economy can be found in increased homebuilding, and other areas of construction activity, rising consumer spending for new cars and light trucks, substantial new job creation and the decline in the unemployment rate.

         One of the major reasons for cautious optimism is found in the construction industry. Total construction contracts awarded in New Jersey have turned around, rising by 11.8% in the first two months of 1995 compared with 1994. By far the largest boost came from residential construction awards which increased by 32.8% in 1995 compared with 1994. Nonbuilding construction awards increased approximately 12% in the first two months of 1995 compared with the same period in 1994. New passenger car registrations issued during 1994 were virtually unchanged in New Jersey from 1993. However, registrations of new light trucks and vans (up to 10,000 lbs.) advanced strongly, increasing 19% during 1994.

Financial Condition

         Pursuant to Article VIII, Section II, par. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support or State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1995, the undesignated fund balances in the General Fund, in which the largest part of the financial operations of the state is accounted for, were projected to be $926 million. For the fiscal year ending on June 30, 1996 the estimated balance is projected to be $569.2 million. Such balance was $1.4 million for the 1992 fiscal year, $760.8 million for the 1993 fiscal year and $937.4 million for the 1994 fiscal year.

         There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. Only two municipalities had a cash deficit greater than 4% of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1994. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control law applies to all autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges, or levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, among others) and special taxing districts (fire, water, among others). Authorities which are subject to differing State or federal financial restrictions are exempted, but only to the extent of that difference.

         As of June 30, 1994, there were 196 locally created authorities with a total outstanding capital debt of $7,000,077,854 (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, and loans payable by the authorities as of their respective fiscal years ended nearest to June 30, 1994.

Litigation

         The State is presently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

Ohio Portfolio

         The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long- term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Ohio personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Ohio Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Ohio Portfolio are available only to Ohio residents.

         The following is based on information obtained from an Official Statement, dated September 15, 1995, relating to
$100,000,000 State of Ohio Highway Obligation Bond, Series U.

Economic Climate

         Ohio's 1993 census population of over 11 million ranked Ohio seventh among the states in population. The greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Nonmanufacturing industries now employ more than three-fourths of all payroll workers in Ohio. However, manufacturing (including auto-related manufacturing) remains an important part of Ohio's economy and Ohio ranked third in the nation in 1990 in gross state product derived from manufacturing. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Since 1960 the ratio of Ohio to United States aggregate personal income has declined, with Ohio moving from fifth among the states in 1960 to seventh in 1994. Ohio's per capita income ranking was 16th in 1970 and 22nd in 1994. The unemployment rate in Ohio has not fluctuated significantly during the past year, registering 5.1% in January 1995 and dropping slightly to 4.9% by August 1995.

Financial Condition

         Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State Constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000. The Governor has the power to issue orders to State agencies that will prevent their expenditures and incurred obligations from exceeding available revenue receipts and balances, if he ascertains that such revenue receipts and balances for a current fiscal year will in all probability be less than the appropriations for such year.

         Most State operations are financed through the General Revenue Fund ("GRF") with personal income and sales-use taxes being the major GRF sources. State statutory provisions provide for the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies by permitting the adjustment of payment schedules. The State does not do external revenue anticipation borrowing.

         The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. The TOF cash balance at June 30, 1994 was $3.1 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% (raised from 7% in 1992 legislation in order to better avoid the need for even short delays in payments) of GRF revenues for the then preceding fiscal year. GRF cash flow deficiencies occurred in 4 months in fiscal year 1995 with the highest of $337.9 million in November 1994. All those actual, and those projected, cash flow deficiencies are within the TOF limitations discussed above.

         Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Six cities have population of over 100,000 and 19 over 50,000.

         The creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and generally there is no responsibility on the part of the State to make payments on those local obligations.

         Local school districts in Ohio receive a major portion (on a state-wide basis, in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local ad valorem property taxes and, in 115 districts, income taxes for significant portions of their budgets. A number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with State diversion of subsidy distributions to repayment. In fiscal year 1995 under this program, 29 districts borrowed a total of $71,107,400.

         In July 1994, a Perry County judge ruled Ohio's current method of subsidizing local schools unconstitutional because it permits wide spending disparities among districts. The State appealed, and in August 1995 a court of appeals reversed the trial court's findings. The plaintiffs intend to appeal the court of appeals decision to the Ohio Supreme Court and a final decision is not expected for years.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. Procedures have been established for those few municipalities that have on occasion faced significant financial problems, which include establishment of a joint State/local commission to monitor the municipality's fiscal affairs, with a financial plan developed to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages. In 18 of these cities and villages the fiscal situation has been resolved and the procedures terminated.

         At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The State Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.

Pennsylvania Portfolio

         The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Pennsylvania personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Pennsylvania Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

         The following was obtained from an Official Statement dated November 28, 1995, relating to the issuance of $179,500,000
General Obligation Bonds, Second Series of 1995.

Economic Climate

         The Commonwealth of Pennsylvania is the fifth most populous state. Pennsylvania historically was identified as a heavy industry state, although that reputation changed as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.73 billion in crop and livestock products annually, while agribusiness and food related industries support $37 billion in economic activity annually.

         Non-agricultural employment in the Commonwealth from 1983- 1990 increased 14.3%. Non-manufacturing employment reached the level of 81.8% of total Commonwealth employment in 1994. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 18.2% of 1994 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1994, the services sector accounted for 30.1% of all non-agricultural employment while the trade sector accounted for 22.5%.

         From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8% to 4.5%, falling below the national rate in 1986 for the first time in over a decade. Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. In 1994, unemployment fell to 6.2%. As of October 1995, the seasonally adjusted unemployment rate for the Commonwealth was 5.1%, compared to 5.5% for the United States.

         Personal income in the Commonwealth for 1994 was $267.5 billion, an increase of 4.33% over the previous year. During the same period, national personal income increased at a rate of 5.31%. Based on the 1994 personal income estimates, per capita income for 1994 is estimated at $22,196 in the Commonwealth, compared to per capita income in the United States of $21,699.

Financial Condition

         Pennsylvania utilizes the fund method of accounting. The General Fund, the Commonwealth's largest and principal operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. Since 1984 the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles (GAAP).

         On a budgetary basis, Commonwealth revenues during fiscal year 1994 totaled $15.21 billion, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax off-set the lower than budgeted performance of the personal income tax. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal year 1994 were reduced substantially below the $530 million amount provided in fiscal year 1993.

         Expenditures, excluding pooled financing expenditures and net of all fiscal year 1994 appropriation lapses, totaled

$14.93 billion, representing a 7.2 percent increase over fiscal
1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

         The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By Commonwealth statute, ten percent ($33.6 million) of that surplus transferred to the Tax Stabilization Reserve Fund and the remaining balance will be carried over into the fiscal 1995 fiscal year. The balance in the Tax Stabilization Reserve Fund as of October 31, 1994 was $63.9 million.

         In fiscal year 1995, the major tax sources for the General Fund were the sales tax, which accounted for $5.53 billion or 34.1% of tax revenues, the personal income tax, which accounted for $5.0 billion or 31.3% of tax revenues, and the corporate net income tax, which accounted for $1.91 billion, or 11.7% of tax revenues. The primary expenditures of the Commonwealth's major operating funds are for education and public health and welfare. Total funding for education purposes was $6.7 billion for the 1995 fiscal year. The enacted budget for fiscal year 1996 increases funding for education by 3.5% to $6.9 billion.

         On a budgetary basis, Commonwealth revenues for fiscal year 1995 were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal year 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal year 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal year 1994 closing unappropriated surplus prior to transfers.

         Commonwealth revenues, which on a budgetary basis totaled $15.8 billion, were $459.4 million, or 2.9 percent, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal year 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal year 1994. Personal income tax receipts for fiscal year 1995 were slightly above the budgeted estimate. Receipts totaled $5.08 billion, $5.1 million above the estimate and 4.3 percent over collections for fiscal year 1994. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales higher than expected, which translated into above-estimate tax revenues.

         Tax revenue refunds were also higher than estimated in the budget. The reserve for tax refunds was increased during the fiscal year from $410 million to $460 million, a 110 percent increase over refunds budgeted in fiscal year 1994, which were unusually low due to a carryover of $160 million of reserves for tax refunds from fiscal year 1993. An acceleration of the tax refund process for corporation taxes, litigation settlements, and an increase in the personal income tax poverty exemption contributed to tax refunds being higher than initially budgeted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15.67 billion, representing an increase of 5 percent over spending during fiscal year 1994. Funds held in reserve at the end of fiscal year 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. Upon approval by the General Assembly of the additional transfers used and the completion of the required and proposed transfers, the Tax Stabilization Reserve Fund is anticipated to have an available balance of $177.3 million, representing approximately 1.1 percent of General Fund annual Commonwealth revenues.

         The enacted fiscal year 1996 budget provides for expenditures from Commonwealth revenues of $16.16 billion, a 2.7 percent increase over total appropriations from Commonwealth revenues in fiscal year 1995. The appropriations increase for fiscal year 1996 is one of the lowest rates in recent years. The fiscal year 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes, of $16.27 billion, an increase over actual fiscal year 1995 Commonwealth revenues of
0.3 percent. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal year 1996 are estimated to increase by approximately 2.9 percent. The fiscal year 1995 revenue estimate is based on a forecast of the national economy for gross domestic product growth to slow from
4.1 percent in 1994 to an average annual rate for 1995 of 2.4 percent and then to 1.3 percent in 1996. The lower rate of growth is a consequence of anticipated smaller rates of increase for consumer spending, business fixed investment and exports. The anticipated decline in the rate of economic growth is also expected to lead to an increase in the national unemployment rate to a rate above 6 percent by the end of 1995 and above a rate of
6.5 percent by the end of fiscal year 1996. Tax changes enacted with the fiscal year 1996 budget totaled $282.9 million, representing approximately 1.7 percent of base revenues.

         Increases in authorized spending for fiscal year 1996 emphasize education. Appropriations for the basic subsidy for public schools were increased $143 million, representing a 4.4 percent increase. The budget also contemplates several changes to certain public welfare programs. Changes made by the General

Assembly include the termination of the category of transitionally needy for cash assistance after June 30, 1995. Newly qualifying members of this category would no longer be eligible for cash payments for up to two months every two years, but would continue to be eligible for food stamps and medical assistance benefits. The legislation also eliminated cash assistance payments for certain other limited recipients. Estimated savings are approximately $27 million based on a caseload of approximately 90,000 persons per year. The enacted budget also included most of the Governor's proposed consolidation and elimination of several organizations and/or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.

         For the fiscal year 1996 through October, revenue receipts have totaled $24.2 million above estimate, representing approximately 0.5 percent over the estimate for the period. The above-estimate receipts were due to corporate tax collections during the period that were $27.0 million above estimate. Expenditures in certain items were above estimated levels during the first four months of the fiscal year. These areas are being analyzed for any potential need for supplemental appropriations for the fiscal year.

City of Philadelphia

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. The audited General Fund balances of Philadelphia as of June 30, 1994 showed a surplus of approximately $15.4 million, up from approximately $3 million as of June 30, 1993. Preliminary unaudited General Fund financial settlements at June 30, 1995 project a surplus of approximately $59.6 million.

         In June 1991, the Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created to assist the City of Philadelphia in remedying fiscal emergencies through the issuance of funding debt to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds. Currently, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 17, 1995. PICA approved a revised five-year plan on July 18, 1995.

Commonwealth Debt

         The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Outstanding general obligation debt totaled $5.04 billion at June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the 10-year period ending June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1 percent. Within the most recent 5-year period, outstanding general obligation debt has grown at an annual rate of 1.7 percent.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation

         On September 28, 1978 the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $ 1,000,000 for each accident. The Supreme Court of Pennsylvania held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.

         The Commonwealth's Office of Attorney General and its Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified certain cases as ones where an adverse decision may have a material effect on government operations of the Commonwealth and, consequently, the Commonwealth's ability to pay debt service on its obligations.

         The following are certain significant cases pending against the Commonwealth:

         Baby Neal v. Commonwealth et al.

         The American Civil Liberties Union and various named plaintiffs are seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement that provided for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30.0 million over five years.

         Fidelity Bank v. Commonwealth of Pennsylvania

         On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the amended Bank Shares Act and related legislation. Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with intervening banks.

         Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective Petitions which are currently pending with the Board of Appeals or Board of Finance and Revenue. Depending upon the outcomes of these administrative appeals, one or more of these banks may seek to raise the issues which were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court.

         Pennsylvania Association of Rural and Small Schools
         ("PARSS") v. Casey

         This litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The trial in state court has not yet been scheduled and the federal court case has been indefinitely stayed.

         Envirotest/Synterra Partners

         This litigation was brought by companies which had invested $200 million in reliance on the Commonwealth's adopting an emissions testing program. After the program was canceled, the companies sued the Commonwealth, seeking damages in excess of $350 million. The Office of General Counsel believes it is premature at this time to estimate the nature and size of the potential recovery in this matter.

Virginia Portfolio

         The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Virginia personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest as least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Virginia Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Virginia Portfolio are available only to Virginia residents.

         The following is based on information obtained from an Official Statement, dated September 20, 1995, relating to
$26,960,000 Commonwealth of Virginia General Obligation Bonds,
Series 1995.

Economic Climate

         The Commonwealth of Virginia is the twelfth most populous state in the nation, with approximately 6,552,000 residents. In 1994 its population density was 165 persons per square mile, compared with 72 persons per square mile for the United States.

         The largest metropolitan area is the northern Virginia portion of the Washington, D.C. Metropolitan Statistical Area ("MSA"). This is the fastest growing metropolitan area in Virginia and had a 1994 population of 1,889,900. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications. Per capita income for the Northern Virginia portion of the Washington, D.C. MSA in 1993 was $27,761.

         Spanning Hampton Roads is the Norfolk-Virginia Beach-Newport News MSA, which has large military installations and outstanding port facilities. It had a 1994 population of 1,513,600 and is an important center of manufacturing and tourism. The Richmond- Petersburg MSA is a leading center of diversified manufacturing activity including chemicals, tobacco, printing, paper, metals and machinery. Richmond is also the capital of Commonwealth and a financial center which includes the Fifth District Federal Reserve Bank. The Roanoke MSA is the manufacturing, trade and transportation center for the western part of Virginia. It had a 1994 population of 228,600. Also in the western part of Virginia are the Lynchburg and Johnson City-Kingsport-Bristol MSAs, which are both manufacturing centers and had 1994 populations of 202,900 and 88,900, respectively.

         According to the U.S. Department of Commerce, Virginians received more than $148 billion in personal income in 1994, representing an increase of 89% over 1985 and greater than the national gain of 71.3% for the same period. In 1994, Virginia had per capita income of $22,594, the highest of the Southeast region and greater than the national average of $21,809. Virginia's per capita income rose from 94% to 104% of the national average from 1970 to 1994. However, Virginia per capita personal income in 1990, 1992 and 1994 grew at a lower rate than the U.S. average. Much of Virginia's per capita income gain in the last decade has been due to the continued strength of the manufacturing sectors, rapid growth of high technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         Services, the largest employment sector, accounts for 27.6% of nonagricultural employment, and increased 13.2% from 1990- 1994, compared to 3.8% growth in total nonagricultural employment in Virginia during that same period. Manufacturing is also a significant employment sector, accounting for 13.5% of nonagricultural employment in 1994. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, electric and electronic equipment, printing, chemicals, apparel, lumber and wood products and furniture. These nine industries account for two-thirds of the Commonwealth's total manufacturing employment. Employment in the manufacturing sector decreased 5.1% from 1990-1994.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1994, an average of 4.9% of Virginia's citizens were unemployed as compared with the national average which was 6.1%.

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment, and lumber, which are not highly organized in Virginia, and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Budgetary Process

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is available to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 1995, $79,897,000 was on deposit in the Revenue Stabilization Fund for the 1994-1996 Biennium.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

Financial Condition

         The Commonwealth ended the fiscal year on June 30, 1995 with general fund revenues exceeding budget projections by $64.9 million. The majority of the increase, $51.6 million, came from tax and other revenues, $10.6 million from additional Lottery profits and the balance from The Department of Alcohol Beverage Control profits and miscellaneous transfers. The preliminary unaudited results for the fiscal year 1995 show a general fund balance of $350.7 million which is slightly above the fiscal year 1993 balance, but below that of fiscal year 1994. The fund balance for fiscal year 1994, however, was unusually large, resulting from greater than expected revenue collections, coupled with expenditure rates lower than anticipated.

         Of the June 30, 1995 fund balance, $79.9 million is reserved for the Revenue Stabilization Fund. On a routine basis, this fund is segregated from the general fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the general fund only for financial reporting purposes. Also reserved is the second annual installment of the federal retiree settlement, $70.0 million, and $1.7 million in working capital advances.

         Although revenues exceeded expenditures in fiscal year 1995, the general fund balance decreased by $168.0 million. This is attributable to a 32% increase in transfers from the general fund. The large change in transferees is due to the first federal retiree settlement payment of $60.0 million, a $35.6 million transfer to the newly created Public Safety Fund, and a $30.0 million increase in transfers to higher education institutions.

Litigation

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments and not exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. In Harper v. Virginia Department of Taxation (decided June 18, 1993), the United States Supreme Court held, in a suit involving claims for refunds by federal retirees living in Virginia that Virginia state income tax statutes violated the principles of Davis v. Michigan, and remanded the case for further relief so long as the relief was consistent with federal due process procedures. In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments to federal retirees in settlement of the retirees' claims as a result of Davis v. Michigan. The total amount of authorized appropriations was $340 million plus earnings on the investment of appropriations, payable through March 31, 1999. The total principal amount of the claims of the retirees opting out of the settlement was in excess of $47 million. Those retirees opting out of the settlement elected to be bound by the final court decision. On September 15, 1995, the Supreme Court of Virginia entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. Virginia, Attorney General is analyzing the opinion and considering its options in response to the decision. The potential cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985-1988 to federal government pensioners who opted out of the settlement is approximately $78.4 million, including interest earnings, as of September 18, 1995.

         The foregoing summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios will invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. For further information on these securities and their issuers, see the general discussions above under "Risks of Concentration In a Single State" and below under "Additional Investment Policies."

Additional Investment Policies

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs and water and sewage disposal facilities.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         A Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         A Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 25 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.
The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate its investment objectives and policies.

         Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of securities described in "Investment Objective and Policies" in the Prospectus. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, or FIN-2 or higher by Fitch, or in taxable cash equivalents, including, in the case of each Portfolio other than the Florida Portfolio, (i) short-term obligations of the U.S. Government and its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P, Prime-1 or higher by Moody's, or

Fitch-1 or higher by Fitch or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Fitch or Aa or higher by Moody's and (iv) repurchase agreements and, in the case of the Florida Portfolio, only (a) short-term U.S. Government Securities and (b) repurchase agreements. If for any reason there is not an adequate supply of Minnesota municipal securities, the Minnesota Portfolio may have to hold cash uninvested in order to preserve the Minnesota tax status of its dividends. Cash held uninvested will not earn income. See "Dividends, Distributions and Taxes."

         Apart from temporary defensive purposes, each Portfolio, other than the Florida Portfolio, may at any time elect to invest up to 20% of its total assets in taxable cash equivalents and repurchase agreements of the types specified in the preceding paragraph. The Florida Portfolio may at any time elect to invest up to 20% of its total assets in short-term U.S. Government Securities and repurchase agreements of the types specified in the preceding paragraph. Nonetheless, it is anticipated that under normal circumstances substantially all of the assets of the Portfolios will be invested in municipal securities generating tax-exempt income.

         Non-Diversified Status. Each Portfolio is non-diversified, which means that the Portfolio is not subject to any statutory restriction under the Investment Company Act of 1940, as amended (the "Act") with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified investment company, each Portfolio may present greater risks than a diversified company. Nevertheless, in order to qualify as a "regulated investment company" for Federal income tax purposes, each Portfolio will be restricted in that, among other limitations, at the close of each quarter of the taxable year, at least 50% of the value of each Portfolio's total assets must be represented by cash, government securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of each Portfolio, and to not more than 10% of the outstanding voting securities of any one issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities, U.S. Government Securities or contracts based on financial indices, including any index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investments techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         A Portfolio's ability to dispose of its position in futures contracts and options on futures contracts will depend on the availability of liquid markets in such instruments. Markets in futures contracts and options on futures contracts with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If a secondary market does not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security or futures contract upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         The Trustees have adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Trustees have also restricted the Portfolios' use of futures contracts so that the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the futures contracts subject to outstanding options written by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Trustees without considering the policies and concerns of the various applicable Federal and state regulatory agencies.

         The successful use of futures and related options draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. Should interest rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit cash, or liquid, high-grade debt obligations equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         A Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government Securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid high-grade debt securities in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios - Additional Investment Policies - Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchaser of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, on the amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. If a Portfolio enters into an interest rate cap on other than a net basis, the Portfolio will maintain in a segregated account with the Custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account having an aggregate net asset value at least equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or liquid, high-grade debt securities having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government Securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's Custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security of futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax consideration.

         Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may maintain up to 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, the Portfolios may not be able to realize their value upon sale.

         Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "Description of the Portfolios - How The Portfolios Pursue Their Objective" in the Prospectus. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limits in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, or FIN-2 or higher by Fitch, or taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S Government Securities or repurchase agreements).

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar value of equity securities. See "Dividends, Distributions and Taxes."

         The portfolio turnover rates of securities of the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio for the fiscal period or fiscal year ended September 30, 1994 were

81%,  185%, 146%, 222%, 143%, 171%, 161%, 156% and 65%,
respectively.

         The portfolio turnover rates of securities of the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio for the fiscal year ended September 30, 1995 were 85%, 146%, 155%, 151%, 117%, 86%, 108%, 114% and 128%, respectively.

         Special Risk Considerations. Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations are required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material effect on the market and prices of such securities.

         The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Investment Restrictions

         Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to any such Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

              (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users) or securities issued or guaranteed by the United States Government and (b) consumer finance companies, industrial companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, a Portfolio will regard the entity with the primary responsibility for the payment of interest an principal as the issuer);

              (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

              (3) Make short sales of securities, maintain a short position or purchase securities on margin;

              (4) Participate on a joint or joint and several basis in any securities trading account;

              (5) Issue any senior security within the meaning of the Act, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

              (6) Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 8 below and
         (iii) entering into repurchase agreements;

              (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

              (8) Purchase or sell commodities or commodity contracts, (except forward commitment contracts or contracts for the future acquisition of debt securities and related options, futures contracts and options on futures contracts and other similar contracts);

              (9)  Write put and call options except in
         accordance with its investment objective and policies;
         or

              (10) Purchase or sell real estate.

         To reduce investment risk, the Portfolios have adopted the following fundamental policies:

         No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets - or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

         The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or
(v) borrow money, except from banks for temporary purposes and then in amounts not in exceeds of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the Act of at least 300% for all borrowings of the Portfolio. In addition, under the Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which approximately $47 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The Adviser and its subsidiaries employ approximately 1,350 employees who operate out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 50 registered investment companies comprising 104 separate investment portfolios managed by the Adviser currently have more than two million shareholders. As of June 30, 1995, the Adviser was retained as an investment manager by 29 of the FORTUNE 100 Companies.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable owned in the aggregate approximately 62% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 28% and 10% of the Units were owned by the public and employees of the

Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund, calculated including as outstanding Units subject to options exercisable by employees within 60 days of June 30, 1995.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Trustees to serve as the Fund's officers. The advisory fee is accrued daily and paid monthly.

         The Advisory Agreement provides that the Adviser will reimburse the Fund for the net expenses allocable to each Portfolio (exclusive of interest, taxes, brokerage, expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. A Portfolio may not qualify its shares for sale in every state. Currently, the state in which shares of each Portfolio are qualified for sale does not maintain an expense limitation. Therefore, there is no state expense limitation applicable to any Portfolio. However, the most restrictive state expense ratio limitation applicable to a mutual fund is 2.5% of the first $30 million of the mutual fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. The Adviser has voluntarily undertaken to reimburse the Fund to the extent necessary to enable the Fund to avoid exceeding these expense limitations with respect to a Portfolio. Although there can be no assurance that this undertaking will continue to be adhered to, the Adviser has the present intention of continuing to adhere to it.

         For the fiscal year ended September 30, 1994 advisory fees payable to the Adviser with respect to the Florida, Minnesota, New Jersey, Ohio and Pennsylvania Portfolios amounted to $0, $0, $0, $0 and $0, respectively.

         For the fiscal period from February 25, 1994
(commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Michigan Portfolio amounted to $0.

         For the fiscal period from March 29, 1994 (commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Massachusetts Portfolio amounted to $0.
         For the fiscal period from April 29, 1994 (commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Virginia Portfolio amounted to $0.

         For the fiscal period from June 1, 1994 (commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Arizona Portfolio amounted to $0.

         For the fiscal year ended September 30, 1995 advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio,
Pennsylvania and Virginia Portfolios amounted to $0, $12,756,
$0, $0, $0, $58,162, $0, $80,386 and $0, respectively.

         The Advisory Agreement became effective on May 12, 1993 having been approved by the unanimous vote, cast in person, of the Fund's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act of any such party, at a meeting called for that purpose and held on May 12, 1993, and by each Portfolio's initial shareholder on May 12, 1993.

         The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a vote of a majority of the outstanding voting securities of each Portfolio or by the Fund's Trustees, including in either case, approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the Trustees approved the continuance of the Advisory Agreement until September 30, 1996 at their meeting held on September 13, 1995.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar

Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees and Officers

         The Trustees and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of each such persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA* - 50, Chairman and President of the
Fund, is the President, Chief Operating Officer and a Director of
ACMC with which he has been associated since prior to 1991.

         DAVID H. DIEVLER - 66, is an independent consultant. He was formerly Chairman of the Board and President of the Fund and

_________________

*  An "interested person" of the Fund as defined in the Act.

Senior Vice President of ACMC, with which he had been associated since prior to 1991 through 1994. His address is P.O. Box 167.
Spring Lake, New Jersey 07762.

         RUTH BLOCK - 65, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Previously, she was an Executive Vice President and the Chief Insurance Officer of Equitable since prior to 1991. Her address is Box 4653, Stamford, Connecticut 06903.

         JAMES R. GREENE - 75, has been an independent financial consultant since prior to 1991. He is also a Director of ASARCO, Incorporated (metals smelting and refining), Bank Leumi Trust Co., Buck Engineering Company (manufacturing), American Reliance Insurance Co. (insurance) and United Tote (computer software). His address is 134 Buttonwood Drive, Fair Haven, New Jersey 07701.

         DR. JAMES M. HESTER - 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL - 56, is a Partner of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1991. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining) and Faber-Castell Corporation (writing products). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         EUGENE F. O'NEIL - 71, is Managing Director of O'Neil
Asset Management (private investments), with which he has been associated since prior to 1991. His address is 24 Byfield Lane, Greenwich, Connecticut 06830.

         ROBERT C. WHITE - 75, Independent consultant. For nine years ending in 1994, Mr. White was Vice President and Chief Financial Officer of Howard Hughes Medical Institute. Prior thereto, Assistant Treasurer of the Ford Motor Company with responsibility for the investment administration of the Company's employee benefit plans. His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         SUSAN P. KEENAN 37, Senior Vice President, is a Senior
Vice President of ACMC, with which she has been associated since prior to 1991.

         WILLIAM E. OLIVER 45, Vice President, has been a Vice
President of ACMC, since May 1993.  Previously, he was a Vice
President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

         DAVID M. DOWDEN 29, Vice President, is an Assistant Vice
President of ACMC, with which he has been associated since 1993.
Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

         EDMUND P. BERGAN JR., 45, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. and Alliance Fund Services, Inc. and Vice President and
Associate General Counsel of ACMC, with which he has been associated since prior to 1991.

         DOMENICK PUGLIESE, Assistant Secretary, 34, is Vice President and Associate General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel, Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

         MARK D. GERSTEN 44, Treasurer and Chief Financial
Officer, is a Vice President of Alliance Fund Distributors, Inc.
and Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1991.

         JOSEPH J. MANTINEO 36, Controller, has been a Vice
President of Alliance Fund Services, Inc. since July 1989; prior thereto he was Manager of Fixed Income Mutual Fund Accounting for
Alliance Fund Services, Inc. since prior to 1991.

         PATRICK J. FARRELL 35, Assistant Controller, has been a
Vice President of Alliance Fund Services, Inc. since prior to
1991. Prior thereto, he was a Vice President of Drexel, Burnham,
Lambert Fund Services.

         PHYLLIS CLARKE 34, Assistant Controller, has been a Municipal Income Manager, Mutual Funds, of Alliance Fund Services Inc. since 1994. Previously, she was a Supervisor for Fixed Income Mutual Fund Accounting for Alliance Fund Services, Inc.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee of one or more other registered investment companies in the Alliance Fund Complex.

                               Total              Total Number of Funds in
                               Compensation       the Alliance Fund Complex,
                 Aggregate     From the Alliance  Including the Fund, as to
Name of Director Compensation  Fund Complex,      which the Director is
of the Fund      from the Fund Including the Fund a Trustee or Director
_______________  ____________  __________________ __________________________

John D. Carifa       $0               $0                    49
David H. Dievler     $2,304           $179,200              42
Ruth Block           $3,054           $159,000              36
James R. Greene      $3,018           $ 65,750              11
Dr. James M. Hester  $3,054           $156,000              37
Clifford L. Michel   $2,804           $131,500              36
Eugene F. O'Neil     $3,018           $ 18,000               5
Robert C. White      $3,054           $133,200              36


__________________________

As of January 12, 1996, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Portfolio's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Trustees of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Trustees who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Trustees then in office. The Agreement was initially approved by the Trustees of the Fund at a meeting held on May 12, 1992, and by each Portfolio's initial shareholder on May 12, 1993.

         During the fiscal year ended September 30, 1995, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class A shares in amounts aggregating $5,147, $29,151, $2,731 $9,747, $6,945, $31,122, $9,643, $23,564 and $3,903 which constituted .30%, .30%, .30%, .30%, .30%, .30%, .30%, .30% and
 .30%, respectively, of each Portfolio's average daily net assets attributable to the Class A shares. In addition, during the fiscal year ended September 30, 1995, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class A shares as described above of $984,060. Of the $1,106,013 paid by the Fund and the Adviser under the Agreement in the case of the Class A shares, $137,217 was spent on advertising, $25,143 on the printing and mailing of prospectuses for persons other than current shareholders, $112,818 for compensation to broker-dealers and other financial intermediaries (including $19,671 to the Fund's Principal Underwriter), $319,192 for compensation to sales personnel and $511,643 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year September 30, 1995, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class B shares in amounts aggregating $23,308, $191,797, $9,023, $19,821, $64,331, $311,612, $205,009, $268,526 and $7,553 which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%,
1.00% and 1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class B shares. In addition, during the fiscal year September 30, 1995, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class B shares as described above of $2,249,335. Of the $3,350,315 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $298,161 was spent on advertising, $50,241 on the printing and mailing of prospectuses for persons other than current shareholders, $1,099,007 for compensation to broker-dealers and other financial intermediaries (including $32,364 to the Fund's Principal Underwriter), $598,337 for compensation to sales personnel and $948,033 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $356,536 for interest on Class B shares financing. Unreimbursed distribution expenses incurred during the fiscal year ended September 30, 1995 and carried over for reimbursement in future years in respect of the Class B shares amounted to approximately $202,388 or 6.40% for Arizona Portfolio, $212,959 or 1.03% for
Florida Portfolio, $145,857 or 8.32% for Massachusetts Portfolio, $139,881 or 5.77% for Michigan Portfolio, $244,665 or 3.35% for Minnesota Portfolio, $294,706 or .85% for New Jersey Portfolio, $211,450 or .97% for Ohio Portfolio, $231,889 or .81% for
Pennsylvania Portfolio and $251,040 or 21.04% for Virginia Portfolio, of the net assets represented by the Class B shares of each such Portfolio on that date.

         During the fiscal year ended September 30, 1995, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class C shares in amounts aggregating $4,344, $343,209, $15,526, $24,877, $79,009, $224,560, $214,393, $149,397 and $828
which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00
%, 1.00% and 1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class C shares. In addition, during the fiscal year ended September 30, 1995, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class C shares as described above of $1,021,666. Of the $2,077,809 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $144,992 was spent on advertising, $30,149 on the printing and mailing of prospectuses for persons other than current shareholders, $1,066,095 for compensation to broker-dealers and other financial intermediaries (including $22,960 to the Fund's Principal Underwriter), $319,295 for compensation to sales personnel and $517,278 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. Unreimbursed distribution expenses incurred during the Fund's fiscal year ended September 30, 1995 and carried over for reimbursement in future years in respect of the Class C shares amounted to approximately $50,205 or 10.44% for the Arizona Portfolio, $125,678 or .41% for the Florida Portfolio, $191,080 or 7.48% for the Massachusetts Portfolio, $198,886 or 6.89% for the Michigan Portfolio, $104,365 or 1.43% for the Minnesota Portfolio, $85,912 or .40% for the New Jersey Portfolio, $116,661 or .62% for the Ohio Portfolio, $112,973 or .75% for the Pennsylvania Portfolio and $35,907 or 29.38% for the Virginia Portfolio of the net assets represented by the Class C shares of each such Portfolio on that date.

         The Adviser will from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect until September 30, 1996 and thereafter for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement until September 30, 1996 at their meeting on September 13, 1995.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a particular class or Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of such class or Portfolio affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Portfolio, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Rule 12b-1 Plan will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Class A, Class B and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or the Class C shares reflecting the additional costs associated with the Class B contingent deferred sales charge. For the fiscal period year ended September 30, 1995, the Fund paid Alliance Fund Services, Inc. $334,556 for transfer agency services and out of pocket expenses.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of each Portfolio are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers,

Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," each Portfolio offers an automatic investment program which permits investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing a Portfolio's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Portfolio in the United States either through selected dealers or agents or directly through the Principal Underwriter. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of each Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair market value.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, share certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, such cash or other incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with the dealer or agent, immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent in lieu of such payments.

Alternative Purchases Arrangements

         Each Portfolio issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee, and in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the

Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a three-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.

Initial Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                      Initial Sales Charge
                      ____________________

                                                 Discount or
                                                 Commission
                                   As % of       to Dealers
                     As % of       the           or Agents
                     Net           Public        As % of
Amount of            Amount        Offering      Offering
Purchase             Invested      Price         Price
________             ________      ________      ____________

Less than
   $100,000 . . .       4.44%        4.25%          4.00%
$100,000 but
   less than
   250,000 . . .        3.36         3.25           3.00
250,000 but
   less than
   500,000 . . . .      2.30         2.25           2.00
500,000 but
   less than
   1,000,000 . . .      1.78         1.75           1.50

_______________

     There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial offering price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to .25 of 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge.

          Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         During the Fund's fiscal year ended September 30, 1995, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $172,259; the Minnesota Portfolio were $24,112; the New Jersey Portfolio were $167,818; the Ohio Portfolio were $98,492; the Pennsylvania Portfolio were $135,691; the Michigan Portfolio were $30,720; the Massachusetts Portfolio were $43,577; the Virginia Portfolio were $31,457; and the Arizona Portfolio were $80,901; of that amount, the Principal Underwriter, received the amount of $7,186 for the Florida Portfolio; $1,073 for the Minnesota Portfolio; $6,558 for the New Jersey Portfolio; $3,299 for the Ohio Portfolio; $4,741 for the Pennsylvania Portfolio; $999 for the Michigan Portfolio; $1,736 for the Massachusetts Portfolio; $694 for the Virginia Portfolio and $3,098 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1995, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $59,396 for the Florida Portfolio; $17,775 for the Minnesota Portfolio; $87,046 for the New Jersey Portfolio; $47,836 for the Ohio Portfolio, $68,849 for the Pennsylvania Portfolio, $20,509 for the Michigan

Portfolio, $6,273 for the Massachusetts Portfolio, $240 for the
Virginia Portfolio and $5,862 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $401,765; the Minnesota Portfolio were $98,931; the New Jersey Portfolio were $483,392; the Ohio Portfolio were $204,851; and the Pennsylvania Portfolio were $290,755; of that amount, the Principal Underwriter, received the amount of $10,004 for the Florida Portfolio; $1,577 for the Minnesota Portfolio; $9,734 for the New Jersey Portfolio; $8,054 for the Ohio Portfolio; and $7,788 for the Pennsylvania Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal period ended September 30, 1994, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $29,086 for the Florida Portfolio; $22,023 for the Minnesota Portfolio; $29,864 for the New Jersey Portfolio; $39,413 for the Ohio Portfolio and $18,210 for the Pennsylvania Portfolio.

         During the Fund's fiscal period from February 25, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Michigan Portfolio were $75,159; of that amount, the Principal Underwriter, received the amount of $4,272 for the Michigan Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $9,488 for the Michigan Portfolio.

         During the Fund's fiscal period from March 29, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Massachusetts Portfolio were $4,532; of that amount, the Principal Underwriter, received the amount of $198 for the Massachusetts Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $1,518 for the Massachusetts Portfolio.

         During the Fund's fiscal period from April 29, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Virginia Portfolio were $91,813; of that amount, the Principal Underwriter, received the amount of $1,794 for the Virginia Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $0 for the Virginia Portfolio.

         During the Fund's fiscal period from June 1, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Arizona Portfolio were $61,936; of that amount, the Principal Underwriter, received the amount of $3,048 for the Arizona Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $1,506 for the Arizona Portfolio.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of each Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth above for each Portfolio at a price based upon the net asset value of Class A shares of the Portfolio on September 30, 1995.

          Arizona Portfolio
          _________________

               Net Asset Value per Share
                    at September 30, 1995                 $10.29

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $  .46
                                                          ______

               Per Share Offering Price to
                    the Public                            $10.75
                                                          ======

          Florida Portfolio
          _________________

               Net Asset Value per Share at
                 September 30, 1995                       $9.58
               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $ .43
                                                          _____

               Per Share Offering Price to
                    the Public                            $10.01
                                                          ======

          Massachusetts Portfolio
          ________________________

               Net Asset Value per Share
                    at September 30, 1995                 $10.50

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $  .47
                                                          ______
               Per Share Offering Price to
                    the Public                            $10.97
                                                          ======

          Michigan Portfolio
          __________________

               Net Asset Value per Share
                    at September 30, 1995                 $10.10

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $  .45
                                                          ______
               Per Share Offering Price to
                    the Public                            $10.55
                                                          ======

          Minnesota Portfolio
          ___________________

               Net Asset Value per Share at
                    September 30, 1995                    $9.49

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $ .42
                                                          _____

               Per Share Offering Price to
                    the Public                            $9.91
                                                          =====

          New Jersey Portfolio
          ____________________

               Net Asset Value per Share at
                    September 30, 1995                    $9.65

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $ .43
                                                          _____

               Per Share Offering Price to
                    the Public                            $10.08
                                                          ======


          Ohio Portfolio
          ______________

               Net Asset Value per Share at
                    September 30, 1995                    $9.53

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $ .42

               Per Share Offering Price to
                    the Public                            $9.95
                                                          =====

          Pennsylvania Portfolio
          ______________________

               Net Asset Value per Share at
                    September 30, 1995                    $9.64

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $ .43
                                                          _____

               Per Share Offering Price to
                    the Public                            $10.07
                                                          ======

          Virginia Portfolio
          __________________

               Net Asset Value per Share
                    at September 30, 1995                 $10.29

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)            $ .46
                                                          _____

               Per Share Offering Price to
                    the Public                            $10.75
                                                          ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves, Inc.
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Money Market Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.

Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced initial sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge), and without a contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or its affiliate or agent, for services in the nature of investment advisory or administrative services and (v) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as my be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a

Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                      Contingent Deferred
                                      Sales Charge as a %
                                      of Dollar Amount
Year Since Purchase                   Subject to Charge
___________________                   _____________________

First                                           3.0%
Second                                          2.0%
Third                                           1.0%
Fourth                                          None

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Portfolio account that are not subject to a contingent deferred sales charge, second of Class B shares held for over two years and third of Class A shares that are subject to a contingent deferred sales charge held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge schedule will be the schedule that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

         The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

              The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30 day period, of shares for which no share certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of a Portfolio are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services."

Shareholder Services Applicable to All Three Classes

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of the Prospectus to establish an automatic investment program.

Exchange Privilege

         Class A shareholders of a Portfolio can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares for shares of Alliance World Income Trust, Inc., and without the payment of any sales or service charges. For purposes of applying any applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered on the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of

Additional Information or by telephone at (800) 227-4618 or, in Illinois, (800) 227-4170.

         Class B shareholders of a Portfolio can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund Class B shares originally purchased for cash and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applicable.

         Class C shareholders of a Portfolio can exchange their Class C shares for Class C shares of the other Alliance Mutual
Funds that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Portfolio shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. See "Dividends, Distributions and Taxes -- Sales and Redemptions." Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and

Repurchase of Shares -- General." Purchases of additional Class A shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for Shares Acquired After
July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value of each Portfolio is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of trading on the

Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Portfolio invests might materially affect the value of the Portfolio's shares, by dividing the value of the Portfolio's total assets less its liabilities, by the total number of its shares then outstanding.

         For purposes of this computation, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair value if no market exists.
Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and
any developments related to specific securities.   U.S.
Government Securities and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________


         General Each Portfolio of the Fund qualified for the fiscal year ended September 30, 1995 and intends to qualify in the future for tax treatment as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of Federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's fiscal year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to Federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, Alliance Capital Management L.P., or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal year ended September 30, 1994, the Florida, Minnesota, New Jersey, Ohio and Pennsylvania Portfolios incurred no brokerage commissions. During the fiscal period from February 25, 1994 to September 30, 1994, the Michigan Portfolio incurred no brokerage commissions. During the fiscal period from March 29, 1994 to September 30, 1994, the Massachusetts Portfolio incurred no brokerage commissions. During the fiscal period from April 29, 1994 to September 30, 1994, the Virginia Portfolio incurred no brokerage commissions. During the fiscal period from June 1, 1994 to September 30, 1994, the Arizona Portfolio incurred no brokerage commissions. During the fiscal year ended September 30, 1995, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into five series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         An order has been received from the Commission permitting the issuance and sale of three classes of shares representing interests in a Portfolio. The issuance and sale of any additional classes will require an additional order from the Commission. There is no assurance that such exemptive relief would be granted.

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         At January 12, 1996, there were outstanding: 30,939,224 shares of beneficial interest of the Fund, including 269,156 Class A shares of the Arizona Portfolio, 355,580 Class B shares and 50,197 Class C shares, 1,296,179 Class A shares of the Florida Portfolio, 2,284,154 Class B shares and 3,031,808 Class C shares, 178,650 Class A shares of the Massachusetts Portfolio, 193,195 Class B shares and 406,156 Class C shares, 511,945 Class A shares of the Michigan Portfolio, 279,453 Class B shares and 284,304 Class C shares, 282,950 Class A shares of the Minnesota Portfolio, 770,279 Class B shares and 747,310 Class C shares, 1,421,572 Class A shares of the New Jersey Portfolio, 3,760,240 Class B shares and 2,368,569 Class C shares, 458,629 Class A shares of the Ohio Portfolio, 2,355,369 Class B shares and 1,816,841 Class C shares, 997,080 Class A shares of the Pennsylvania Portfolio, 5,002,279 Class B shares and 1,448,547 Class C shares, 190,931 Class A shares of the Virginia Portfolio, 133,092 Class B shares and 44,759 Class C shares. The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of each Portfolio at January 12, 1996.

                           NO. OF     % OF     % OF     % OF
NAME AND ADDRESS           SHARES     CLASS A  CLASS B  CLASS C
____________________       ______     _______  _______  _______

                        ARIZONA PORTFOLIO

Merrill Lynch              14,495     5.59%    --       --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL 32246

Donaldson Lufkin &         16,752     6.22%    --       7.5%
Jenrette
P.O. Box 2052
Jersey City, NJ 07303

PaineWebber for the        13,974     5.19%    --       --
Benefit of
Jewel Lawson               9,883      --       --       19.69%
7090 E. Mescal Street
Apt 110
Scottsdale, AZ 85254

Paul L. Stanley            2,650      --       --       5.28%
7408 E. Sand Hills Rd.
Scottsdale, AZ 85255

Hiroshi J. Suda            2,948      --       --       5.87%
6238 N. 83rd Ave.
Glendale, AZ 85303

Marian T. Jones            15,524     5.77%    --       --
Jones Family Trust
26437 S Lakewood Drive
Sun Lake, AZ 85248

                           NO. OF     % OF     % OF     % OF
NAME AND ADDRESS           SHARES     CLASS A  CLASS B  CLASS C
____________________       ______     _______  _______  _______

Donaldson Lufkin &         2,713      --       --       5.40%
Jenrette
P.O. Box 2052
Jersey City, NJ 07303

Walter Fox &               2,828      --       --       5.65%
Margaret Fox
5813 N 83rd Ave.
Glendale, AZ 85018

Harris Trust Bank of       3,074      --       --       6.13%
Arizona
Betsey Clarke Tower
6263 N. Scottsdale Road #100
Scottsdale, AZ 85250

Murita Steer               2,987      --       --       5.95%
Eggleston Trust Agreement
5040 E. Desert Jewel
Paradise Valley, AZ 85253

                        FLORIDA PORTFOLIO

Merrill Lynch              169,724    13.09%   --       --
Mutual Fund Operations
4800 Deer Lake Dr. East    469,683    --       20.56%   --
Jacksonville, FL 32246
                           1,508,399  --       --       49.75%

Jack W. Liebbert &         697,342    --       --       25%
Glenn W. Libbert &
Larry E. Wilson
4602 Oak Leaf Drive
Naples, FL 33999

                     MASSACHUSETTS PORTFOLIO

Merrill Lynch              16,308     9.13%    --       --
Mutual Fund Operations
4800 Deer Lake Dr. East    28,391     --       14.70%   --
Jacksonville, FL 32246

PaineWebber for the        9,156      5.15%    --       --
Benefit of
Gerhard Neuman
53 Ocean View Road
Swampscott, MA 01907

                           NO. OF     % OF     % OF     % OF
NAME AND ADDRESS           SHARES     CLASS A  CLASS B  CLASS C
____________________       ______     _______  _______  _______

PaineWebber for the        18,903     10.50%   --       --
Benefit of
David P. Wilfert
66 Cleveland Street
Arlington, MA 02174

Frances F. Bailey          13,441     7.52%    --       --
Executrix for Estate of
Maurice R. Bailey
127 Turnpike Street
North Andover, MA 01865

Prudential Securities      9,018      5.05%    --       --
Mr. Leonard Linquata &
Ms. Julia Scandalito
10 Hovey Street
Gloucester, MA 01930

Alliance Capital           39,535     22.13%   --       --
Management L.P.
Attn Paul Greenberg
1345 Avenue of Americas
New York, NY 10105

Vincent Dorazio            10,072     --       5.21%    --
95 Gertrude Street
Lynn, MA 01902

Sybil Wetzler &            22,575     --       11.58%   --
Teresa Wetzler
5 Tallyho Lane
Andover, MA 01810

Bruce D. Glabe             38,425     --       --       9.46%
60 Sherurne Road
Lexington, MA 02173

Richard Snyder             165,048    --       --       40.64%
195 Parkerville Road
Southborough, MA 01772

                           NO. OF     % OF     % OF     % OF
NAME AND ADDRESS           SHARES     CLASS A  CLASS B  CLASS C
____________________       ______     _______  _______  _______

The Edwin F. Lewis Trust   21,018     --       --       5.17%
87 Harrington Ridge Road
Sherborn, MA 01741

Clyde Kessel               29,362     --       --       7.23%
385 Curve Street
Carlisle, MA 01741

Smith Barney Inc.          52,147     --       --       7.91%
388 Greenwich Street
New York, NY 10013

                       MINNESOTA PORTFOLIO

Paul A. Zoschke            40,705     14.39%   --       --
2928 Lake Blvd.
North St. Paul, MN 55109

Donald D. Pasek            20,118     7.11%    --       --
2122 Appalachin Street
Duluth, MN 55811

August W. Winkelman        20,553     7.26%    --       --
Priscilla A. Williams
216 Lake Avenue
Worthington, MN 56187

Curtis Zupper              18,515     6.54%    --       --
Rosemary Zupper
957 Belvista Drive
North Mankato, MN 56003

Merrill Lynch              294,894    --       --       39.46%
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville. FL 32246


Haldeman Homme Inc.        55,669     --       --       7.45%
430 Industrial Blvd.
Minneapolis, MN 55413

James Hynes                49,287     --       --       6.60%
4268 Churchill Circle
Minnetonka, MN 55345

                           NO. OF     % OF     % OF     % OF
NAME AND ADDRESS           SHARES     CLASS A  CLASS B  CLASS C
____________________       ______     _______  _______  _______

                       MICHIGAN PORTFOLIO

Douglas E. Ward            200,859    15.68%   --       --
2837 N. Imperial Drive
Hale, MI 48739

Justine Locke              29,590     5.78%    --       --
3027 Lakeshore Rd.
Harbor Beach, MI 48441

Gods Blessing              200,859    39.23%   --       --
Ken & Jean Assink
13595 Tyler
Holland, MI 69624

Merrill Lynch              106,666    --       36.17%   --
Mutual Fund Operations
4800 Deer Lake Dr. East    98,467     --       --       34.63%
Jacksonville, FL 32246

                      NEW JERSEY PORTFOLIO

Merrill Lynch              181,071    10.84%   --       --
Mutual Fund Operations
4800 Deer Lake Dr. East    994,863    --       26.46%   --
Jacksonville, FL 32246     1,595,616  --       --       67.37%

Wheat First FBO            154,112    10.54%   --       --
Ira Peterman
35 Morse Street
Crawford, NJ 07016

                         OHIO PORTFOLIO

Ronald Dolega              25,395     5.56%    --       --
6965 North Renwood Dr.
Independent, OH 44131

Merrill Lynch              91,545     19.96%   --       --
Mutual Fund Operations
4800 Deer Lake Dr. East    400,826    --       17.03%   --
Jacksonville, FL 32246
                           1,241,170  --       --       68.31%

                           NO. OF     % OF     % OF     % OF
NAME AND ADDRESS           SHARES     CLASS A  CLASS B  CLASS C
____________________       ______     _______  _______  _______

                     PENNSYLVANIA PORTFOLIO

Merrill Lynch              65,694     6.57%    --       --
Mutual Fund Operations     812,590    --       27.07%   --
4800 Deer Lake Dr. East    1,021,338  --       --       68.62%
Jacksonville, FL 32246

Dawn E. Gauthier           82,136     8.24%    --       --
127 Lucinda Lane
Wyomissing, PA 19610

Smith Barney Shearson      66,188     6.64     --       --
388 Greenwich
New York, NY 10013

                       VIRGINIA PORTFOLIO

Norma F. Goldberg          13,821     7.24%    --       --
14505 Brandermill Wood Tr.
Apt. 315
Midlothian, VA 23112

Alliance Capital Mgmt.     33,142     17.56%   --       --
Attn Paul Greenberg
1345 Avenue of Americas
New York, NY 10105

Ralph W. Phillips          11,464     6.00%    --       --
1101 S. Arlington Ridge Rd.
Arlington, VA 22202

Prudential Securities      23,482     12.30%   --       --
Irwin Bloomberg
3550 Galt Ocean Drive
Apt. 1707
Fort Lauderdale, FL 33308

Merrill Lynch              34,856     --       26.19%   --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL 32246

Joseph R. Tomarchio        2,892      --       --       6.46%
7221 Braddock Road
Springfield, VA 22151

Stephens Inc.              28,942     --       --       64.66%

P.O. Box 34127
Little Rock, AR 72203

    Custodian

    Bank of New York, 48 Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

    Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

    Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, One Post Office Square, Boston, Massachusetts 02109, for matters relating to Massachusetts law.

Independent Auditors

    Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019, have been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

    From time to time a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. For example, under 1995 federal individual income tax rates and assuming that there are no applicable state income taxes, a tax-exempt yield of 5% would equal a tax equivalent yield of 6.94% (28% tax bracket), 7.25% (31% tax bracket), 7.81% (36% tax bracket), and 8.28%
(39.6% tax bracket), respectively; 6% would equal 8.33% (28% tax bracket), 8.70% (31% tax bracket), 9.38% (36% tax bracket) and 9.93% (39.6% tax bracket), respectively; and 7% would equal 9.72% (28% tax bracket), 10.14% (31% tax bracket), 10.94% (36% tax bracket), and 11.59% (39.6% tax bracket), respectively. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is compounded separately for Class A, Class B and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one year, five year or ten year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of such Portfolio's shares is assumed to have been paid.

    The yield for the fiscal year ended September 30, 1995 for the Florida Portfolio was 5.21% for Class A shares, 4.73% for Class B shares and 4.73% for Class C shares; for the Minnesota Portfolio, 5.15% for Class A shares, 4.66% for Class B shares and 4.67% for Class C shares; for the New Jersey Portfolio, 5.06% for Class A shares, 4.57% for Class B shares and 4.58% for Class C shares; for the Ohio Portfolio, 5.25% for Class A shares, 4.77% for Class B shares and 4.78% for Class C shares; for the Pennsylvania Portfolio, 5.08% for Class A shares, 4.59% for Class B shares and 4.59% for Class C shares; for the Michigan Portfolio, 4.53% for Class A shares, 4.03% for Class B shares and 4.02% for Class C shares; for the Massachusetts Portfolio, 5.12% for Class A shares, 4.63% for Class B shares and 4.65% for Class C shares; for the Virginia Portfolio, 5.02% for Class A shares, 4.54% for Class B shares and 4.54% for Class C shares; and for the Arizona Portfolio, 5.00% for Class A shares, 4.52% for Class B shares and 4.50% for Class C shares. The tax equivalent yield for such period for the Florida Portfolio was 8.42% for Class A shares, 7.64% for Class B shares and 7.64% for Class C shares; for the Minnesota Portfolio, 9.29% for Class A shares, 8.41% for Class B shares and 8.43% for Class C shares; for the New Jersey

Portfolio, 8.95% for Class A shares, 8.08% for Class B shares and 8.10% for Class C shares; for the Ohio Portfolio, 9.37% for Class A shares, 8.51% for Class B shares and 8.53% for Class C shares; for the Pennsylvania Portfolio, 8.64% for Class A shares, 7.80% for Class B shares and 7.80% for Class C shares; for the Michigan Portfolio, 7.55% for Class A shares, 6.71% for Class B shares and 6.89% for Class C shares; for the Massachusetts Portfolio, 9.61% for Class A shares, 8.68% for Class B shares and 8.69% for Class C shares; for the Virginia Portfolio, 8.80% for Class A shares, 7.96% for Class B shares and 7.96% for Class C shares; and for the Arizona Portfolio, 8.75% for Class A shares, 7.90% for Class B shares and 7.87% for Class C shares. The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state taxes in computing federal taxable income.
The tax rates used in these calculations were: federal--39.6%, Florida--0%, Minnesota-- 8.50%, New Jersey-- 6.58%, Ohio-- 7.50%, Pennsylvania-- 2.80%, Michigan-- 4.40%, Massachusetts-- 12.00%, Virginia-- 5.75% and Arizona-- 5.60%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rates and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt. The actual distribution rate for the Florida Portfolio was 5.47% for Class A shares, 4.97% for Class B shares and 4.97% for Class C shares; for the Minnesota Portfolio, 5.58% for Class A shares, 5.07% for Class B shares and 5.07% for Class C shares; for the New Jersey Portfolio, 5.46% for Class A shares, 4.94% for Class B shares and 4.94% for Class C shares; for the Ohio Portfolio, 5.51% for Class A shares, 4.99% for Class B shares and 4.99% for Class C shares; for the Pennsylvania Portfolio, 5.55% for Class A shares, 5.05% for Class B shares and 5.05% for Class C shares; for the Michigan Portfolio, 5.23% for Class A shares, 4.78% for Class B shares and 4.78% for Class C shares; for the Massachusetts Portfolio, 5.58% for Class A shares, 5.15% for Class B shares and 5.15% for Class C shares; for the Virginia Portfolio, 5.29% for Class A shares, 4.85% for Class B shares and 4.85% for Class C shares; and for the Arizona Portfolio, 5.34% for Class A shares, 4.90% for Class B shares and 4.89% for Class C shares. The average annual total return for the period since inception to September 30, 1995 for the Florida Portfolio was 4.11% for Class A shares, 3.33% for Class B shares and 3.33% for Class C shares; for the Minnesota Portfolio, 3.56% for Class A shares, 2.80% for Class B shares and 2.84% for Class C shares; for the New Jersey Portfolio, 4.31% for Class A shares, 3.58% for Class B shares and 3.58% for Class C shares; for the Ohio Portfolio, 3.78% for Class A shares, 3.05% for Class B shares and 3.05% for Class C shares; for the Pennsylvania Portfolio, 4.41% for Class A shares; 3.68% for Class B shares and 3.68% for Class C shares; for the Michigan Portfolio, 6.56% for Class A shares, 5.79% for Class B shares and

5.79% for Class C shares; for the Massachusetts Portfolio, 9.54% for Class A shares, 8.71% for Class B shares and 8.71% for Class C shares; for the Virginia Portfolio, 8.07% for Class A shares, 7.32% for Class B shares and 7.32% for Class C shares and for the Arizona Portfolio 8.29% for Class A shares; 7.53% for the Class B shares and 7.60% for Class C shares.

    A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

    Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers and magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

    Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D. C.












00250151.AQ1
                               123

ARIZONA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       ARIZONA MUNICIPAL BONDS-97.3%
AAA    Maricopa Cnty IDR
       (Citizens Utilities) AMT
       6.20%, 5/01/30                              $265       $268,994
AAA    Maricopa Cnty Sch
       Dist #28 GO (Kyrene Elementary)
       FGIC Ser 95B
       6.00%, 7/01/14                               285        290,201
AAA    Maricopa Cnty
       Sch Dist #80 GO (Chandler) FGIC Ser 95
       6.00%, 7/01/13                               265        272,166
AAA    Maricopa Cnty IDR
       Hlth Fac (Samaritan Hlth) MBIA Ser 90A
       7.00%, 12/01/13                              555        599,761
AA-    Mohave Cnty IDR
       (Cargill) Ser 95A AMT
       6.70%, 3/01/20                               600        619,320
BBB    Navajo Cnty PCR
       (Arizona Public Service) Ser 93A
       5.875%, 8/15/28                              310        291,375
AAA    Phoenix Arpt Rev
       Arpt Improvement MBIA Ser 94D AMT
       6.40%, 7/01/12                               550        572,918
AA+    Phoenix Civic Plaza Bldg Corp
       Ser 94
       6.00%, 7/01/12                               295        302,959
AA     Phoenix IDR
       MFHR (Woodstone & Silver Springs)
       6.25%, 4/01/23                               265        266,126
AAA    Pima Cnty IDR
       Hosp Rev (Tucson Med Ctr) MBIA Ser 93A
       5.00%, 4/01/15                               315        282,416
AAA    Pima Cnty IDR
       (Tucson Elec Pwr) FSA
       Ser 88A
       7.25%, 7/15/10                               535        589,773
AA     Salt River Proj Agriculture
       Imp & Pwr Dist Elec Sys
       5.75%, 1/01/19                               300        295,059
AAA    Tempe IDR
       (Quadrangles) FHA
       6.25%, 6/01/26                               300        300,183
AAA    Yavapai Cnty Sch
       District #22 GO (Humboldt) FGIC
       5.95%, 7/01/14                               290        295,119
AAA    Yuma IDR
       (Alexandrite Sands Apt)
       MFHR FHA Ser 90 AMT
       7.70%, 12/01/29                              595        615,284

       TOTAL INVESTMENTS-97.3%
         (cost $5,696,095)                                   5,861,654
       Other assets less liabilities-2.7%                      164,565

       NET ASSETS-100%                                      $6,026,219


+  Unaudited.
   See Glossary of Terms on page 17.
   See notes to financial statements.


8



FLORIDA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
-----------------------------------------------------------------------
       MUNICIPAL BONDS-98.6%
       FLORIDA-90.4%
Aaa*   Brevard Cnty Hsg Fin Agy
       SFMR FHA/VA Ser 94 AMT
       6.70%, 9/01/27                            $5,000    $ 5,076,850
AAA    Brevard Cnty IDR
       (NUI Corp Project) AMBAC
       6.40%, 10/01/24                            2,975      3,094,030
BBB+   Collier Cnty Hlth Fac
       (The Moorings Proj) Ser 94
       7.00%, 12/01/19                            2,000      2,054,280
AAA    Dade Cnty Arpt Rev
       (Miami Int'l Arpt) MBIA Ser 95B AMT
       6.00%, 10/01/24                            4,500      4,475,430
A*     Dade Cnty Spec Obl
       (Courthouse Ctr Proj) Ser 95
       6.10%, 4/01/20                             5,000      4,993,650
BBB    Escambia Cnty PCR
       (Champion Int'l Corp) Ser 94 AMT
       6.90%, 8/01/22                             2,980      3,113,653
AAA    Florida Hsg Fin Agy
       Home Mtg SFMR Ser 95A AMT
       6.65%, 1/01/24                             5,200      5,378,256
AAA    Florida St Turnpike
       Auth Rev FGIC Ser 95A
       5.625%, 7/01/25                            3,200      3,068,320
AAA    Hillsborough Cnty Aviation
       Auth (Tampa Int'l Arpt) FGIC Ser 93D AMT
       5.40%, 10/01/13                            4,800      4,546,224
AAA    Jacksonville Wtr & Swr
       (United Waterworks) AMBAC Ser 95 AMT
       6.35%, 8/01/25                             1,500      1,545,120
BBB+   Lake Cnty Res Rec
       (NRG Rec Group) Ser 93A AMT
       5.95%, 10/01/13                           $3,250     $3,058,672
BBB-   Martin Cnty IDR
       (Indiantown Co-Generation Proj) Ser 94A AMT
       7.875%, 12/15/25                           4,000      4,390,840
AA-    Orlando Util Comm
       Wtr & Elec Sub Rev
       5.60%, 10/06/17                            3,200      3,117,120
AAA    Pinellas Cnty Hlth Fac
       (Morton Plant Hlth) MBIA
       5.50%, 11/15/18                            3,300      3,134,373
Aaa*   Pinellas Cnty Hsg Fin Auth
       SFMR Ser A AMT
       6.55%, 8/01/27                             2,500      2,534,500
A*     Venice Hlth Fac
       (Venice Hosp) Ser 94
       6.00%, 12/01/04                            1,650      1,803,698
AAA    Volusia Cnty (Daytona
       Beach Int'l) MBIA Ser 93 AMT
       5.625%, 10/01/21                           2,000      1,927,320
                                                            57,312,336

       WASHINGTON-4.9%
BBB    Pilchuck Wtr Dev Pub Corp
       Spec Fac Arpt (BF Goodrich)
       Ser 93 AMT
       6.00%, 8/01/23                             3,350      3,131,312
       ALASKA-3.3%
A+     Alaska Hsg Fin Corp
       SFMR Ser 93I
       5.90%, 12/01/33                            2,200      2,079,220

       TOTAL INVESTMENTS-98.6%
         (cost $60,792,693)                                 62,522,868
       Other assets less liabilities-1.4%                      879,881

       NET ASSETS-100%                                     $63,402,749


+  Unaudited.
*  Moody's Rating.
   See Glossary of Terms on page 17.
   See notes to financial statements.


9



MASSACHUSETTS PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       MASSACHUSETTS MUNICIPAL BONDS-97.5%
AAA    Chelsea GO AMBAC
       6.00%, 6/15/14                              $250     $  252,725
AAA    Essex Cnty
       So Essex Sew Dist MBIA Ser 94B
       7.00%, 6/01/24                               565        616,658
AAA    Lowell GO
       FSA Ser 93A
       5.50%, 1/15/10                               265        261,113
AAA    Massachusetts Ed Fin Auth
       Educational Loan Rev AMBAC Ser 94E AMT
       6.00%, 1/01/12                               270        268,034
AAA    Massachusetts GO
       MBIA Ser 95A
       5.75%, 2/01/15                               285        283,002
A-     Massachusetts Hlth & Ed
       Fac Auth Hosp Rev (Jordan Hosp) Ser 92B
       6.875%, 10/01/15                             215        221,897
Baal*  Massachusetts Hlth & Ed
       Fac Auth Hosp Rev
       (Metro West Hlth) Ser 92C
       6.50%, 11/15/18                              520        509,007
AAA    Massachusetts Hlth & Ed
       Fac Auth Hosp Rev (New England Med Ctr.)
       MBIA Ser 94
       5.38%, 7/01/18                               230        214,482
AAA    Massachusetts Hsg Fin Auth
       MFHR Residential Dev AMBAC Ser 93A
       6.15%, 10/01/15                              280        278,088
AAA    Massachusetts Hsg Fin Auth
       MFHR Residential Dev FNMA Ser 92F
       6.25%, 11/15/12                              245        249,748
A+     Massachusetts Hsg Fin Auth
       SFMR Ser 40 AMT
       6.65%, 12/01/27                              830        836,590
AAA    Massachusetts Muni
       Wholesale Elec Pwr Supply Sys MBIA Ser 92A
       6.00%, 7/01/18                               265        266,572
A      Massachusetts Wtr Res Auth
       Ser 92B
       5.50%, 11/01/15                              290        273,838
AA-    Massachusetts Wtr Pollution
       Abatement (So Essex Prog) Ser 94A
       6.375%, 2/01/15                              265        275,224
A1*    New England Ed Loan Mktg
       (Student Loan Rev) Ser 92H AMT
       6.90%, 11/01/09                              645        695,774

       TOTAL INVESTMENTS-97.5%
         (cost $5,388,233)                                   5,502,752
       Other assets less liabilities-2.5%                      143,804

       NET ASSETS-100%                                      $5,646,556


+  Unaudited.
*  Moody's Rating.
   See Glossary of Terms on page 17.
   See notes to financial statements.


10



MICHIGAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
-----------------------------------------------------------------------
       MICHIGAN MUNICIPAL BONDS-100.7%
BBB+   Battle Creek
       Downtown Dev Auth Ser 94
       7.65%, 5/01/22                            $  430    $   475,443
AAA    Brighton Area School Dist
       GO AMBAC Ser 92 II
       Zero coupon, 5/01/20                       2,130        498,228
BBB    Detroit GO Ser 93
       6.35%, 4/01/14                               400        392,328
AAA    Detroit Econ Dev Corp
       Res Rec Rev FSA Ser 91A AMT
       6.875%, 5/01/09                            1,055      1,126,761
AAA    Detroit Sewage Disposal
       Sys Rev FGIC Ser 93A
       5.70%, 7/01/23                               400        387,932
AAA    Grand Ledge
       Sch Dist GO MBIA Ser 94
       7.875%, 5/01/11                              300        354,663
AAA    Grand Rapids Swr Sys
       Rev MBIA
       6.00%, 1/01/22                               505        503,616
AAA    Kalamazoo Hosp Fin Auth
       (Borgess Med Ctr) FGIC
       5.244%, 6/01/11                              410        393,969
AAA    Kent Cnty Arpt Fac
       Rev Ser 95 AMT
       6.10%, 1/01/25                               450        451,035
AAA    Lowell Area School Dist GO FGIC
       Zero coupon, 5/01/19                       2,000        491,780
AAA    Michigan Hosp Fin Auth
       Hosp Rev (St Johns Hosp) AMBAC Ser 92A
       6.00%, 5/15/13                               450        455,202
AA+    Michigan Hsg Dev Auth
       Mtg Rev SFMR Ser 95B AMT
       7.05%, 6/01/26                               935        973,363
BBB+   Michigan Strategic Fund
       PCR (General Motors)
       6.20%, 9/01/20                             1,100      1,110,989
AAA    Monroe Cnty PCR
       (Detroit Edison) MBIA Ser I-B AMT
       6.55%, 9/01/24                             1,000      1,033,770
AA     Troy MI Downtown Dev Auth
       Asset Gty Ser 95A
       6.375%, 11/01/18                             470        471,340
AAA    Wayne Charter Cnty Arpt
       Rev (Detroit Metro Arpt) MBIA Ser 91B AMT
       6.75%, 12/01/21                              905        944,630
AAA    Yale Pub Sch Dist GO AMBAC
       5.50%, 5/01/23                               500        470,950

       TOTAL INVESTMENTS-100.7%
         (cost $10,198,487)                                 10,535,999
       Other assets less liabilities-(0.7%)                    (68,176)

       NET ASSETS-100%                                     $10,467,823


+  Unaudited.
   See Glossary of Terms on page 17.
   See notes to financial statements.


11



MINNESOTA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       MINNESOTA MUNICIPAL BONDS-97.5%
A-     Bass Brook PCR
       (Minn Power & Light)
       6.00%, 7/01/22                              $600    $   584,358
AAA    Burnsville Eagan Savage
       Ind Sch Dist #191 GO CGIC Ser 95A
       6.20%, 2/01/17                               600        623,604
AA+    Duluth Arpt Lease Rev St
       Secured GO Ser 95C AMT
       6.25%, 8/01/14                               800        821,168
Aa*    Fairbault Ind Sch Dist #656 GO
       6.20%, 6/01/12                               600        619,806
AAA    Lakeville Ind
       Sch Dist #194 GO FGIC
       5.60%, 2/01/18                               800        784,944
BBB+   Minneapolis Community Dev
       Agy Supported Ser 95-2 AMT
       6.625%, 12/01/15                           1,245      1,249,868
AAA    Minneapolis GO SFMR
       Homeownership Renov Stage III
       Ser 93 AMT
       5.70%, 12/01/23                              650        604,467
AA+    Minnesota Hsg Fin Agy
       SFMR Ser 89A AMT
       7.90%, 7/01/19                             1,945      2,020,369
AAA    Minnesota Pub Fac Auth
       Wtr Pol Ctl Rev Ser 95A
       6.25%, 3/01/16                               610        640,927
AAA    Northern MN Muni Pwr Agy
       AMBAC Ser 92B
       5.50%, 1/01/18                               800        772,072
AAA    Northern St Paul Maplewood
       Ind Sch Dist #622 GO MBIA Ser 94A
       6.875%, 2/01/15                            2,000      2,202,920
AAA    Pierz Ind Sch Dist #484 GO AMBAC
       5.375%, 6/01/15                              650        625,157
AAA    Robbinsdale Hosp Rev
       (No. Memorial Med Ctr) AMBAC Ser 93A
       5.45%, 5/15/13                               600        576,336
AA+    Rochester Hosp Rev
       (Mayo Med Ctr) Ser 92F
       6.25%, 11/15/21                              700        717,521
BBB-   South St. Paul Hsg & Redev
       (Health East Proj) Ser 94
       6.75%, 11/01/09                            2,100      2,154,180
AAA    St Francis Ind
       Sch Dist # 15 GO CGIC Ser 95A
       6.375%, 2/01/16                              800        841,624
A      Western MN Muni Pwr Ser 87A
       5.50%, 1/01/15                               800        752,016

       TOTAL INVESTMENTS-97.5%
         (cost $15,717,752)                                 16,591,337
       Other assets less liabilities-2.5%                      426,264

       NET ASSETS-100%                                     $17,017,601


+  Unaudited.
*  Moody's Rating.
   See Glossary of Terms on page 17.
   See notes to financial statements.


12



NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       NEW JERSEY MUNICIPAL BONDS-98.5%
AAA    Burlington Cnty
       (Evesham Muni Util Auth) MBIA Ser A
       5.60%, 7/01/15                            $1,500    $ 1,468,290
AAA    Camden Cnty Muni Util
       Sewer Rev FGIC Ser 90A
       Zero coupon, 9/01/17                       5,000      1,437,950
BBB+   Camden Cnty Pol Ctl Fin
       Solid Waste Resource Recovery
       Ser 91B AMT
       7.50%, 12/01/09                            2,100      2,149,728
AAA    Cape May Cnty Util Auth
       Sewer Rev MBIA Ser A
       5.75%, 1/01/16                             3,000      3,006,060
AAA    Cape May Cnty Pol Ctl
       PCR (Atlantic City Elec Co)
       MBIA Ser 94A AMT
       7.20%, 11/01/29                            5,000      5,646,350
AAA    Essex Cnty Imp Auth Util
       Rev (Orange Twp) Ser 93 MBIA
       6.00%, 12/01/17                            2,510      2,557,539
AA     Gloucester Cnty PCR
       (Mobil Oil Refining) Ser 93
       5.625%, 12/01/28                           3,000      2,859,300
AAA    New Jersey Eco Dev Auth
       (Hackensack Wtr Co) MBIA Ser 94B AMT
       5.90%, 3/01/24                             3,600      3,605,292
BB+    New Jersey Eco Dev Auth
       Spec Fac (American Airlines) AMT
       7.10%, 11/01/31                            4,500      4,684,410
AAA    New Jersey Eco Dev Auth
       Wtr Fac (NJ American Wtr Co) FGIC AMT
       6.875%, 11/01/34                           5,000      5,362,500
BBB-   New Jersey Hlth Care Fac
       Hlth Fac (Franciscan Sisters,
       St. Mary's Hosp) Ser 93
       5.875%, 7/01/12                            2,755      2,591,243
AAA    New Jersey Hlth Care Fac
       Fin Hlth Fac (Monmouth Med Ctr)
       CGIC Ser 93
       6.25%, 7/01/24                             2,750      2,856,508
BBB    New Jersey Hlth Care Fac
       (Englewood Hosp & Med Ctr) Ser 94
       6.75%, 7/01/24                             3,230      3,283,812
AA-    New Jersey Hwy Auth
       Garden State Parkway
       6.25%, 1/01/14                             1,250      1,283,000
AAA    New Jersey Hsg & Mtg Fin Agy AMT
       6.35%, 10/01/27                            3,000      3,017,460
A+     New Jersey Hsg & Mtg Fin
       Agy MFHR (Sect 8) Ser 1
       6.70%, 11/01/28                            5,450      5,644,238
AA-    Port Auth of NY & NJ Cons
       Rev 95th Ser AMT
       6.125%, 7/15/29                            3,000      2,980,560
AA     Salem Cnty NJ Auth
       Waste Disposal Rev (E. I. Dupont)
       6.125%, 7/15/22                            3,500      3,526,740
A-     Union Cnty Util Auth Solid
       Waste Rev Ser 91A AMT
       7.15%, 6/15/09                             5,000      5,266,900
AAA    Vineland Swr Rev
       (Landis Sewerage Auth)
       Reg linked Stars & Cars FGIC
       5.65%, 9/19/19                             3,400      3,350,972

       TOTAL INVESTMENTS-98.5%
         (cost $63,952,197)                                 66,578,852
       Other assets less liabilities-1.5%                      983,141

       NET ASSETS-100%                                     $67,561,993


+  Unaudited.
   See Glossary of Terms on page 17.
   See notes to financial statements.


13



OHIO PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       OHIO MUNICIPAL BONDS-100.7%
BBB-   Butler Cnty Hosp Rev
       (Fort Hamilton Hughes)
       7.50%, 1/01/10                            $1,400    $ 1,445,178
A1*    Cincinnati Student Loan
       Funding Corp AMT Ser 93A
       6.15%, 8/01/10                             2,000      2,003,460
AAA    Clermont Cnty Wtr Sys Rev
       (Clermont Cnty Swr) AMBAC Ser 93
       5.70%, 12/01/13                            2,250      2,234,723
AAA    Cleveland Arpt Rev
       (Cleveland Int'l Arpt) FGIC Ser A AMT
       6.25%, 1/01/20                             2,000      2,039,140
A      Cuyahoga Cnty Hosp Rev
       (Meridia Health Sys)
       6.25%, 8/15/24                             2,500      2,548,025
BBB    Hamilton Cnty Hlth Sys
       (Hlth Fac & Franciscan
       Sisters Providence Hosp)
       6.875%, 7/01/15                            2,500      2,524,950
Aaa*   Kent Ohio
       (Silver Meadows Apt Proj)
       Ser 95 MFHR AMT
       7.15%, 12/20/26                            2,000      2,088,320
AAA    Lucas Cnty Hosp Rev
       (St. Vincent Med Ctr) MBIA
       5.45%, 8/15/14                             1,575      1,494,848
NR     Mahoning Valley Sanitary
       Dist (Wtr Rev) Ser 94
       7.75%, 5/15/14                             2,500      2,642,350
Baa2*  Ohio Air Quality Dev Auth
       (Columbus Southern Pwr) PCR Ser 85B
       6.25%, 12/01/20                            3,000      2,980,860
AAA    Ohio Air Quality Dev Auth
       (JMG Funding/Ohio Pwr) AMBAC AMT
       6.375%, 4/01/29                            2,000      2,051,620
AA-    Ohio Air Quality Dev Auth
       PCR (Dayton Pwr & Light) Ser 92B
       6.40%, 8/15/27                            $2,500     $2,588,575
AAA    Ohio Capital Corp
       Sect 8 Assist MBIA
       6.35%, 1/01/22                             1,965      1,976,377
AAA    Ohio Higher Ed Fac
       Ohio Northern Univ Proj
       5.60%, 5/01/13                             2,100      2,069,886
Aa*    Ohio Hsg Fin Agy Mtg
       FHA (Insured Bridgeview Villas II)
       MFHR AMT
       6.45%, 12/01/33                            1,965      1,978,794
AAA    Ohio Hsg Fin Agy
       Residential Mtg SFMR GNMA Coll Ser B2 AMT
       6.70%, 3/01/25                             3,890      3,980,287
AAA    Ohio Muni Elec
       Generation Agy (Belleville Hydroelec)
       AMBAC
       5.375%, 2/15/13                            2,500      2,410,975
AA-    Ohio Turnpike Commission
       Turnpike Rev Ser 94A
       5.75%, 2/15/24                             1,750      1,713,898
AAA    Ohio Wtr Dev Auth Rev
       Ref-Coll (Cincinnati G&E) MBIA
       5.45%, 1/01/24                             2,000      1,871,580
A      Ohio Wtr Dev Auth
       (North Star BHP) AMT
       6.45%, 9/01/20                             2,500      2,524,625

       TOTAL INVESTMENTS-100.7%
         (cost $43,021,896)                                 45,168,471
       Other assets less liabilities-(0.7%)                   (303,665)

       NET ASSETS-100%                                     $44,864,806


+  Unaudited.
*  Moody's Rating.
   See Glossary of Terms on page 17.
   See notes to financial statements.


14



PENNSYLVANIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       PENNSYLVANIA MUNICIPAL BONDS-98.5%
AAA    Allegheny Cnty Arpt Rev
       (Pittsburgh Int'l) FSA Ser 92B AMT
       6.625%, 1/01/22                           $5,000    $ 5,173,950
AAA    Allegheny Cnty
       (Elizabeth Forward) MBIA-Ser 95B
       Zero Coupon, 9/01/16                       2,170        634,291
       Zero Coupon, 9/01/17                       2,170        591,715
AAA    Berks Cnty Sewer Rev
       (Exeter Twp) MBIA
       6.20%, 7/15/22                             2,905      2,957,668
A-     Bradford Cnty IDA
       Solid Waste Disposal (Int'l Paper)
       95A AMT
       6.60%, 3/01/19                             2,500      2,533,775
AAA    Butler Cnty Hospital Auth
       (Butler Mem Hosp) FSA Ser A,
       5.25%, 7/01/12                             2,500      2,328,375
AAA    Delaware County IDA
       Higher Ed (Villanova University) MBIA
       5.50%, 8/01/23                             2,500      2,363,875
A      New Morgan IDA Solid
       Waste (Browning Ferris) Ser 94 AMT
       6.50%, 4/01/19                             2,500      2,561,050
BBB-   Pennsylvania Convention Ctr
       Auth Ref Rev Ser 94A
       6.75%, 9/01/19                             2,500      2,631,950
BBB-   Pennsylvania Econ Dev
       Fin Auth (Macmillan Bloedel Clarion Proj)
       95 AMT
       7.60%, 12/01/20                            3,000      3,271,170
BBB+   Pennsylvania Econ Dev
       Auth Wastewater Rev
       (Sun Company) Ser 94A AMT
       7.60%, 12/01/24                            3,000      3,273,330
AA     Pennsylvania Hsg Fin Agy
       7.604%, 4/01/25(a)                         4,500      4,435,965
AAA    Pennsylvania Higher Ed
       Student Loan AMBAC Ser 88D AMT
       6.05%, 1/01/19                               700        704,011
AAA    Pennsylvania Intergov Coop
       Auth (Special Tax Rev) FGIC Ser 94
       7.00%, 6/15/14                             4,425      4,841,570
AAA    Pennsylvania Turnpike
       Commission Oil Franchise
       Tax Rev Ser 94A AMBAC
       6.00%, 12/01/19                            2,400      2,411,376
AAA    Philadelphia Airport System
       Rev Ser 95A AMBAC AMT
       6.10%, 6/15/25                             2,600      2,571,556
A-     Philadelphia Hosp
       Rev (Temple Univ) Ser 93A
       6.625%, 11/15/23                           2,000      1,983,420
AAA    Philadelphia Muni Auth
       (Criminal Justice Proj) Ser 93A FGIC
       5.625%, 11/15/18                           2,000      1,923,620
A      Pittsburgh Urban Redev
       Mtg Rev Ser 95A AMT
       7.15%, 10/01/27                            2,000      2,076,180
BBB+   Warren Cnty Hosp Rev
       (Warren Gen Hosp Proj) Ser 94B
       7.00%, 4/01/19                             2,200      2,260,808

       TOTAL INVESTMENTS-98.5%
         (cost $49,322,240)                                 51,529,655
       Other assets less liabilities-1.5%                      802,302

       NET ASSETS-100%                                     $52,331,957


+    Unaudited
*    Moody's Rating.

(a) Inverse floater security-the interest rate is subject to change periodically.

     See Glossary of Terms on page 17.
     See notes to financial statements.


15



VIRGINIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD &                                     PRINCIPAL
POOR'S                                           AMOUNT
RATINGS+                                          (000)        VALUE
----------------------------------------------------------------------
       VIRGINIA MUNICIPAL BONDS-97.7%
AAA    Chesapeake Bay MBIA
       (Bridge & Tunnel Auth)
       5.75%, 7/01/25                             $ 155    $   150,474
A+     Fairfax Cnty Econ Dev Auth
       Res Rec (Ogden Martin System) Ser 88A AMT
       7.75%, 2/01/11                               135        147,959
A-     Hampton Museum Rev Ref Ser 94
       5.25%, 1/01/14                               160        148,966
AA     Henrico Cnty IDR
       (Henrico Cnty Reg Jail)
       7.125%, 8/01/21                              270        306,987
A-     Isle of Wight Cnty IDA
       Solid Waste (Union Camp Corp) Ser 94 AMT
       6.55%, 4/01/24                               110        112,002
AAA    Washington Metro Airport
       Auth Airport Rev Ser 94A MBIA AMT
       5.75%, 10/01/20                              140        134,621
BBB+   Peninsula Port Auth Hlth
       Fac (Mary Immaculate Proj) Ser 94
       7.00%, 8/01/17                               150        156,101
A*     Prince William Cnty
       Hosp Rev IDA (Potomac Hosp Group)
       6.75%, 10/01/15                              190        203,066
AAA    Richmond Metro Auth
       Expwy Rev Ser B FGIC
       6.25%, 7/15/22                               145        147,826
AAA    Richmond Redev & Hsg Auth
       Mtg Rev (Ref-Multi-Jefferson-A) FHA
       6.50%, 4/01/27                               250        252,455
AA     Richmond GO Pub Impt Ser 91A
       6.25%, 1/15/21                               290        293,341
AA     Virginia Beach Hlth Care
       Hosp Rev (Sentara Bayside)
       6.30%, 11/01/21                              120        122,424
AA     Virginia College Bldg Auth
       Ed Fac Rev (Washington & Lee)
       5.80%, 1/01/24                               190        190,560
A*     Virginia Ed Loan Auth
       Student Loan Program Ser 93G AMT
       6.15%, 9/01/09                               160        159,397
AA+    Virginia Hsg Dev Auth
       (Commonwealth Mtg) SFMR Ser 94G AMT
       7.125%, 7/01/22                              430        452,541
AA     Virginia Resources Auth Swr
       Rev (Hopewell Regl Waste Wtr)
       Ser 95A AMT
       6.00%, 10/01/25                              120        118,194

       TOTAL INVESTMENTS-97.7%
         (cost $3,006,168)                                   3,096,914
       Other assets less liabilities-2.3%                       73,525

       NET ASSETS-100%                                      $3,170,439


+  Unaudited.
*  Moody's Rating.
   See Glossary of Terms on page 17.
   See notes to financial statements.


16



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

GLOSSARY OF TERMS
AMBAC  American Municipal Bond Assurance Corporation
AMT    Alternative Minimum Tax - Subject to
CGIC   Capital Guaranty Insurance Company
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Administration
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance, Inc.
GNMA   Government National Mortgage Association
GO     General Obligation
IDA    Industrial Development Authority
IDR    Industrial Development Revenue
MBIA   Municipal Bond Investors Assurance
MFHR   Multi-Family Housing Revenue
PCR    Pollution Control Revenue
SFMR   Single Family Mortgage Revenue
VA     Veterans Administration


17



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                          ARIZONA      FLORIDA    MASSACHUSETTS
                                       ------------  ------------ -------------
ASSETS
Investment in securities, at value
  (cost $5,696,095, $60,792,693,
  $5,388,233, $10,198,487, $15,717,752,
  $63,952,197, $43,021,896,$49,322,240,
  $3,006,168,respectively)              $5,861,654   $62,522,868    $5,502,752
Interest receivable                        113,800     1,207,232       127,681
Receivable due from Adviser                 73,562            -0-       93,484
Receivable for shares of beneficial
  interest sold                             27,004       158,128        40,611
Receivable for investment securities
  sold                                          -0-           -0-           -0-
Other assets                                32,714        40,044        24,906
Total assets                             6,108,734    63,928,272     5,789,434

LIABILITIES
Due to custodian                            37,259       327,483        31,394
Dividends payable                            8,600        88,898         8,163
Distribution fee payable                     3,487        45,178         3,778
Advisory fee payable                            -0-        5,380            -0-
Payable for investment securities
  purchased                                     -0-           -0-           -0-
Payable for shares of beneficial
  interest redeemed                             -0-       13,365        61,000
Accrued expenses and other liabilities      33,169        45,219        38,543
Total liabilities                           82,515       525,523       142,878

NETASSETS                               $6,026,219   $63,402,749    $5,646,556
CLASS A SHARES
Net assets                              $2,378,902   $11,955,489    $1,336,932
Shares of beneficial interest
  outstanding                              231,097     1,248,497       127,383

CLASS B SHARES
Net assets                              $3,166,496   $20,659,780    $1,753,755
Shares of beneficial interest
  outstanding                              307,652     2,156,648       167,145

CLASS C SHARES
Net assets                              $  480,821   $30,787,480    $2,555,869
Shares of beneficial interest
  outstanding                               46,698     3,213,407       243,574

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par   $    5,855   $    66,186    $    5,381
Additional paid-in capital               5,854,199    69,702,675     5,499,233
Distributions in excess of
  net investment income                     (4,704)      (21,287)      (10,073)
Accumulated net realized gain (loss)         5,310    (8,075,000)       37,496
Net unrealized appreciation of
  investments                              165,559     1,730,175       114,519
                                        -----------  ------------  ------------
                                        $6,026,219   $63,402,749    $5,646,556

CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price
  per share                                 $10.29        $ 9.58        $10.50
Sales charge-4.25% of public
  offering price                               .46           .43           .47
Maximum offering price                      $10.75        $10.01        $10.97

CLASS B SHARES
Net asset value and offering price
  per share                                 $10.29        $ 9.58        $10.49

CLASS C SHARES
Net asset value, redemption and
  offering price per share                  $10.30        $ 9.58        $10.49



See notes to financial statements.


18



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

    MICHIGAN     MINNESOTA    NEW JERSEY       OHIO      PENNSYLVANIA    VIRGINIA
 ------------  ------------  ------------  ------------  ------------  ------------
 $10,535,999   $16,591,337   $66,578,852   $45,168,471   $51,529,655    $3,096,914
     178,317       296,002     1,197,300       668,735     1,066,968        58,408
      29,292        79,301            -0-       18,505            -0-       82,065
      89,577         9,859       268,947        92,967       297,067        20,792
     750,547       154,734            -0-    2,221,517            -0-           -0-
      18,988        37,755        37,755        39,475        51,233        20,911
  11,602,720    17,168,988    68,082,854    48,209,670    52,944,923     3,279,090

      56,944        27,835       305,103     3,174,513       165,336        73,872
      14,588        24,647        94,816        62,860        74,586         4,503
       5,495        12,639        48,560        35,030        37,956         1,484
          -0-           -0-       11,689            -0-        8,499            -0-
   1,030,655            -0-           -0-           -0-       99,999            -0-
          -0-       44,423        29,284        26,929       185,954            -0-
      27,215        41,843        31,409        45,532        40,636        28,792
   1,134,897       151,387       520,861     3,344,864       612,966       108,651
 $10,467,823   $17,017,601   $67,561,993   $44,864,806   $52,331,957    $3,170,439

 $ 5,157,780    $2,413,420   $11,611,727   $ 4,169,466   $ 8,721,280    $1,855,165
     510,755       254,269     1,203,112       437,391       904,319       180,265

 $ 2,424,459    $7,299,371   $34,695,571   $21,821,426   $28,558,363    $1,193,045
     240,155       768,809     3,593,479     2,287,840     2,960,544       115,917

 $ 2,885,584    $7,304,810   $21,254,695   $18,873,914   $15,052,314    $  122,229

     285,821       769,089     2,201,042     1,978,893     1,560,259        11,877

 $    10,367   $    17,922   $    69,976   $    47,041   $    54,251    $    3,081
  10,135,256    18,407,896    71,502,123    48,339,314    54,829,271     3,067,888
     (11,930)      (22,551)      (81,399)      (39,696)      (60,987)       (3,234)
      (3,382)   (2,259,251)   (6,555,362)   (5,628,428)   (4,697,993)       11,958
     337,512       873,585     2,626,655     2,146,575     2,207,415        90,746
 $10,467,823   $17,017,601   $67,561,993   $44,864,806   $52,331,957    $3,170,439

      $10.10        $ 9.49        $ 9.65        $ 9.53        $ 9.64        $10.29
         .45           .42           .43           .42           .43           .46
      $10.55        $ 9.91        $10.08        $ 9.95        $10.07        $10.75

      $10.10        $ 9.49        $ 9.66        $ 9.54        $ 9.65        $10.29

      $10.10        $ 9.50        $ 9.66        $ 9.54        $ 9.65        $10.29



19




FOR THE YEAR ENDED SEPTEMBER 30, 1995         ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                             ARIZONA     FLORIDA  MASSACHUSETTS
                                            ----------  -----------  ----------
INVESTMENT INCOME
Interest                                    $ 285,013   $4,216,537   $ 208,617

EXPENSES
Advisory fee                                   28,005      395,106      21,032
Distribution fee - Class A                      5,147       29,151       2,731
Distribution fee - Class B                     23,308      191,797       9,023
Distribution fee - Class C                      4,344      343,209      15,526
Administrative                                 82,000       82,000      82,000
Audit & legal                                  26,499       45,582      26,904
Transfer agency                                21,680       44,128      19,506
Custodian                                      18,497       42,343      21,815
Amortization of organizational expenses         8,463       14,662       6,458
Printing                                        2,662        4,974       6,854
Trustees' fees                                  2,411        2,936       3,022
Registration                                    1,673        1,073       3,245
Taxes                                             690        1,112         687
Miscellaneous                                  12,495       17,106      15,088

Total expenses                                237,874    1,215,179     233,891
Less: expenses waived and assumed by
  Adviser (see Note B)                       (183,567)    (382,350)   (196,516)
Net expenses                                   54,307      832,829      37,375
Net investment income                         230,706    3,383,708     171,242

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investments        37,377   (1,403,139)     42,515
Net change in unrealized depreciation
  of investments                              209,846    5,767,509     130,631
Net gain on investments                       247,223    4,364,370     173,146

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                  $ 477,929   $7,748,078   $ 344,388


See notes to financial statements.


20



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

  MICHIGAN    MINNESOTA    NEW JERSEY      OHIO    PENNSYLVANIA    VIRGINIA
 ----------  -----------  -----------  -----------  -----------  -----------
  $514,675   $1,070,043   $4,209,725   $2,960,264   $3,372,661     $133,158

    48,242      104,056      399,945      282,217      310,293       13,370
     9,747        6,945       31,122        9,643       23,564        3,903
    19,821       64,331      311,612      205,009      268,526        7,553
    24,877       79,009      224,560      214,393      149,397          828
    82,000       82,000       82,000       82,000       82,000       82,000
    30,080       50,254       49,382       45,164       42,385       24,334
    28,305       30,096       64,899       42,905       62,657       20,380
    22,930       30,711       37,789       48,048       37,864       22,026
     5,120       13,823       13,823       14,450       18,750        5,237
     5,173        4,475        8,623        5,752        3,518          479
     2,193        2,157        2,335        3,349        2,676        2,525
     3,575        1,211          872          844        3,032        1,667
       576          706        1,482        1,499        1,523          730
    13,188       14,773       16,504       17,834       15,423       12,602
   295,827      484,547    1,244,948      973,107    1,021,608      197,634
  (159,534)    (265,357)    (341,783)    (341,072)    (229,907)    (177,435)
   136,293      219,190      903,165      632,035      791,701       20,199
   378,382      850,853    3,306,560    2,328,229    2,580,960      112,959

   126,954   (1,158,947)  (1,275,992)  (2,332,469)  (1,548,029)      17,096
   489,511    1,686,335    5,130,792    4,348,549    3,927,440      132,592
   616,465      527,388    3,854,800    2,016,080    2,379,411      149,688

  $994,847   $1,378,241   $7,161,360   $4,344,309   $4,960,371     $262,647


21



STATEMENTS OF CHANGES IN NET ASSETS           ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                                    ARIZONA                  FLORIDA                   MASSACHUSETTS
                                           ------------------------- -------------------------- ---------------------------
                                                        JUNE 1,1994*                                         MARCH 29,1994*
                                           YEAR ENDED        TO      YEAR ENDED    YEAR ENDED    YEAR ENDED       TO
                                             SEP. 30,     SEP. 30,     SEP. 30,      SEP. 30,      SEP. 30,     SEP. 30,
                                               1995         1994         1995          1994          1995         1994
                                           -----------  -----------  ------------  ------------  -----------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                    $  230,706   $   41,493   $ 3,383,708   $ 3,638,255   $  171,242   $   34,380
  Net realized gain (loss) on investments      37,377      (32,067)   (1,403,139)   (6,668,189)      42,515       (5,019)
  Net change in unrealized appreciation
    (depreciation) of investments             209,846      (44,287)    5,767,509    (4,555,788)     130,631      (16,112)
  Net increase (decrease) in net
    assets from operations                    477,929      (34,861)    7,748,078    (7,585,722)     344,388       13,249

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                   (95,444)     (12,405)     (574,240)     (408,558)     (51,642)     (14,562)
    Class B                                  (113,965)     (21,771)   (1,000,470)     (761,434)     (44,254)     (14,649)
    Class C                                   (21,297)      (6,184)   (1,808,998)   (2,469,612)     (75,346)      (3,825)
  Distributions in excess of net
    investment income
    Class A                                    (2,415)          -0-       (3,384)           -0-      (3,443)          -0-
    Class B                                    (2,883)          -0-       (5,895)           -0-      (2,950)          -0-
    Class C                                      (539)          -0-      (10,659)           -0-      (5,024)          -0-
  Net realized gain on investments
    Class A                                        -0-          -0-           -0-       (6,309)          -0-          -0-
    Class B                                        -0-          -0-           -0-      (12,873)          -0-          -0-
    Class C                                        -0-          -0-           -0-      (45,607)          -0-          -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                   2,692,697    3,167,057    (9,621,625)   37,987,116    3,420,458    2,083,856
  Total increase (decrease)                 2,934,083    3,091,836    (5,277,193)   26,697,001    3,582,187    2,064,069

NET ASSETS
  Beginning of period                       3,092,136          300    68,679,942    41,982,941    2,064,369          300
  End of period**                          $6,026,219   $3,092,136   $63,402,749   $68,679,942   $5,646,556   $2,064,369


*   Commencement of operations.

** Including undistributed net investment income of $1,133 and $1,344 for Arizona and Massachusetts portfolios as of September 30, 1994, respectively.

    See notes to financial statements.


22



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                    MICHIGAN                MINNESOTA                   NEW JERSEY
                                          -------------------------  --------------------------  --------------------------
                                                        FEBRUARY 25,
                                           YEAR ENDED     1994* TO    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             SEP. 30,     SEP. 30,      SEP. 30,      SEP. 30,      SEP. 30,      SEP. 30,
                                               1995         1994          1995          1994          1995          1994
                                          ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                   $   378,382   $  142,170   $   850,853   $   849,761   $ 3,306,560   $ 3,157,064
  Net realized gain (loss) on investments     126,954     (111,432)   (1,158,947)   (1,100,304)   (1,275,992)   (5,289,187)
  Net change in unrealized appreciation
    (depreciation) of investments             489,511     (151,999)    1,686,335      (971,979)    5,130,792    (3,271,420
  Net increase (decrease) in net
    assets from operations                    994,847     (121,261)    1,378,241    (1,222,522)    7,161,360    (5,403,543)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                  (171,195)     (43,193)     (132,290)      (96,139)     (594,213)     (511,479)
    Class B                                   (90,481)     (37,028)     (319,841)     (249,268)   (1,568,929)   (1,260,934)
    Class C                                  (116,706)     (61,696)     (398,722)     (504,760)   (1,143,418)   (1,382,836)
  Distributions in excess of net
    investment income
    Class A                                   (14,065)          -0-       (5,501)           -0-      (14,954)           -0-
  Class B                                      (7,434)          -0-      (13,299)           -0-      (39,484)           -0-
  Class C                                      (9,588)          -0-      (16,579)           -0-      (28,776)           -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                   2,909,212    7,236,111    (1,238,319)    9,480,689    (2,398,032)   31,237,763
  Total increase (decrease)                 3,494,590    6,972,933      (746,310)    7,408,000     1,373,554    22,678,971

NETASSETS
  Beginning of period                       6,973,233          300    17,763,911    10,355,911    66,188,439    43,509,468
  End of period**                         $10,467,823   $6,973,233   $17,017,601   $17,763,911   $67,561,993   $66,188,439


*   Commencement of operations.

** Including undistributed net investment income of $253 and $1,815 for the Michigan and New Jersey portfolios as of September 30, 1994, respectively.

    See notes to financial statements.


23



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                      OHIO                  PENNSYLVANIA                 VIRGINIA
                                          --------------------------  --------------------------  -------------------------
                                                                                                             APRIL 29,1994*
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED        TO
                                             SEP. 30,      SEP. 30,      SEP. 30,      SEP. 30,     SEP. 30,     SEP. 30,
                                               1995          1994          1995          1994         1995         1994
                                          ------------  ------------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                   $ 2,328,229   $ 2,234,378   $ 2,580,960   $ 2,357,547   $  112,959   $   26,804
  Net realized gain (loss) on investments  (2,332,469)   (3,280,561)   (1,548,029)   (3,140,943)      17,096       (5,138)
  Net change in unrealized appreciation
    (depreciation) of investments           4,348,549    (2,669,693)    3,927,440    (2,204,273)     132,592      (41,846)
  Net increase (decrease) in net
    assets from operations                  4,344,309    (3,715,876)    4,960,371    (2,987,669)     262,647      (20,180)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                  (184,425)     (116,690)     (465,490)     (341,767)     (72,700)     (22,567)
    Class B                                (1,041,482)     (802,092)   (1,330,120)   (1,028,876)     (36,282)      (3,681)
    Class C                                (1,102,322)   (1,314,567)     (785,350)     (990,266)      (3,977)        (427)
  Distributions in excess of net
    investment income
    Class A                                    (3,226)           -0-      (16,051)           -0-      (2,164)          -0-
    Class B                                   (18,217)           -0-      (45,868)           -0-      (1,080)          -0-
    Class C                                   (19,282)           -0-      (27,082)           -0-        (119)          -0-
  Net realized gain on investments
    Class A                                        -0-       (1,496)           -0-       (4,917)          -0-          -0-
    Class B                                        -0-      (12,611)           -0-      (16,713)          -0-          -0-
    Class C                                        -0-      (26,124)           -0-      (18,485)          -0-          -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                  (6,481,382)   25,463,451      (941,588)   26,487,307    1,509,328    1,561,341
  Total increase (decrease)                (4,506,027)   19,473,995     1,348,822    21,098,614    1,655,653    1,514,486

NET ASSETS
  Beginning of period                      49,370,833    29,896,838    50,983,135    29,884,521    1,514,786          300
  End of period**                         $44,864,806   $49,370,833   $52,331,957   $50,983,135   $3,170,439   $1,514,786


*   Commencement of operations.

** Including undistributed net investment income of $1,029 and $129 for the Ohio and Virginia portfolios as of September 30, 1994, respectively.

    See notes to financial statements.


24



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund II (the 'Fund') which was organized as a Massachusetts Business Trust on April 2, 1993 is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the 'Portfolios'). On February 25, March 29, April 29, and June 1, 1994, the Michigan, Massachusetts, Virginia and Arizona Portfolios, respectively, all new Portfolios of the series company, were added to the Fund. These portfolios commenced operations by the sale to Alliance Capital Management L.P. (the 'Adviser'), of 10 shares of Class A, Class B and Class C shares, respectively, in the aggregate amount of $300. Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued by appraisal at its fair value as determined in good faith by the Fund's Adviser under procedures established by the Fund's Board of Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $68,000 for the Minnesota, $68,000 for the New Jersey, $87,200 for the Pennsylvania, $71,000 for the Ohio, and $72,000 for the Florida Portfolios have been deferred and are being amortized on a straight-line basis through June, 1998. Organization expenses of approximately $41,750 for the Arizona, $25,550 for the Michigan, $31,450 for the Massachusetts, and $27,200 for the Virginia Portfolios have been deferred and are being amortized on a straight-line basis through February, March, April and June, 1999, respectively.

3. TAXES
It is the intention of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund amortizes premium and accrues original issue discount and market discount as adjustments to interest income. The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF NET ASSETS
As a result of book to tax differences in the classification


25



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

of short-term capital gain distributions and other items, the Fund has reclassified certain components of net assets. The reclassifications resulted in a net decrease to distributions in excess of net investment income and a corresponding decrease to additional paid-in capital for the Minnesota and Pennsylvania Portfolios of $13,234 and $31,376, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that the expenses of each of its Portfolios (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which that Portfolio's shares are qualified for sale. No such reimbursement was required for the year ended September 30, 1995. For the period ended September 30, 1995 the Adviser voluntarily agreed to waive all or a portion of its advisory fees. The aggregate amounts of such fee waivers were: Arizona Portfolio, $28,005; Florida Portfolio, $300,350; Massachusetts Portfolio, $21,032; Michigan Portfolio, $48,242; Minnesota Portfolio, $104,056; New Jersey Portfolio, $259,783; Ohio Portfolio, $259,072; Pennsylvania Portfolio, $147,907; and Virginia Portfolio $13,370.

Pursuant to the advisory agreement, the Adviser provides to each Portfolio certain legal and accounting services. For the year ended September 30, 1995, the Adviser voluntarily agreed to waive its fees for such services. In addition, the Adviser agreed to reimburse each Portfolio for certain operating expenses. Such expenses amounted to $73,562 for the Arizona Portfolio, $93,484 for the Massachusetts Portfolio, $29,292 for the Michigan Portfolio, $79,301 for the Minnesota Portfolio and $82,065 for the Virginia Portfolio. There was no such reimbursement for the Florida Portfolio, the New Jersey Portfolio, the Ohio Portfolio and the Pennsylvania Portfolio.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to $14,093 for the Arizona Portfolio, $21,939 for the Florida Portfolio, $13,836 for the Massachusetts Portfolio, $14,432 for the Michigan Portfolio, $16,680 for the Minnesota Portfolio, $32,067 for the New Jersey Portfolio, $21,854 for the Ohio Portfolio, $32,346 for the Pennsylvania Portfolio and $13,847 for the Virginia Portfolio.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The amount of front-end sales charges received by the Distributor from sales of each respective Portfolio's Class A shares for the year ended September 30, 1995 were: Arizona Portfolio, $3,098; Florida Portfolio, $7,186; Massachusetts Portfolio, $1,736; Michigan Portfolio, $999; Minnesota Portfolio, $1,073; New Jersey Portfolio, $6,558; Ohio Portfolio, $3,299; Pennsylvania Portfolio, $4,741; and Virginia Portfolio, $694. The amount of contingent deferred sales charge imposed upon redemptions by shareholders of Class B shares for the same period were: Arizona Portfolio, $5,862; Florida Portfolio, $59,396; Massachusetts Portfolio, $6,273; Michigan Portfolio, $20,509; Minnesota Portfolio, $17,775; New Jersey Portfolio, $87,046; Ohio Portfolio, $47,836; Pennsylvania Portfolio, $68,849; and Virginia Portfolio, $240.


26



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, each Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to the Class B and Class C shares, respectively. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of operations of each Portfolio the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:


PORTFOLIO             CLASS B         CLASS C
----------------    ----------       --------
Arizona             $  333,848       $ 82,644
Florida                756,410        689,466
Massachusetts          293,674        250,539
Michigan               272,393        326,746
Minnesota              582,028        437,224
New Jersey           1,390,839        426,141
Ohio                   939,849        518,440
Pennsylvania         1,088,987        430,536
Virginia               276,543         35,816


Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1995 were as follows:


PORTFOLIO           PURCHASES         SALES
---------------    -----------   ------------
Arizona            $ 6,373,810   $  3,811,785
Florida             93,414,385    107,718,835
Massachusetts        8,442,115      5,136,423
Michigan            15,270,377     12,299,070
Minnesota           19,819,027     21,139,563
New Jersey          55,775,712     57,700,250
Ohio                50,050,331     60,323,413
Pennsylvania        58,254,765     57,093,687
Virginia             4,219,549      2,750,256


NOTE E: TAXES
For Federal income tax purposes at September 30, 1995, the Series had capital loss carryforwards for the following Portfolios: $7,678 expiring in 2002, $5,261,151 expiring in 2003, for New Jersey Portfolio; $7,571,805 expiring in 2003, for Florida Portfolio; $3,714,202 expiring in 2003, for Ohio Portfolio; $3,137,952 expiring in 2003, for Pennsylvania Portfolio; and $1,185,373 expiring in 2003 for Minnesota Portfolio. Any net capital losses incurred after October 31 ('Post October losses') within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. Pursuant to Federal income tax regulations, the Series had net capital losses of $499,523 for Florida Portfolio, $3,382 for the Michigan Portfolio, $1,074,383 for the Minnesota Portfolio, $1,296,350 for New Jersey Portfolio, $1,898,828 for Ohio Portfolio and $1,551,030 for the Pennsylvania Portfolio which will be deferred to fiscal year 1996. These capital losses will be available in fiscal 1996 to offset capital gains and reduce amounts distributable to shareholders.


27



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

At September 30, 1995, the cost of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments for each Portfolio were as follows:

                                     GROSS           GROSS           NET
                                   UNREALIZED      UNREALIZED     UNREALIZED
PORTFOLIO            TAX COST     APPRECIATION   (DEPRECIATION)  APPRECIATION
----------------   -----------    ------------   --------------  ------------
Arizona            $ 5,696,095     $  165,559      $      -0-    $  165,559
Florida             60,792,693      1,902,389       (172,214)     1,730,175
Massachusetts        5,388,233        117,228         (2,709)       114,519
Michigan            10,198,487        337,512             -0-       337,512
Minnesota           15,717,752        907,791        (34,206)       873,585
New Jersey          63,952,197      2,930,912       (304,257)     2,626,655
Ohio                43,021,896      2,159,237        (12,662)     2,146,575
Pennsylvania        49,322,240      2,276,610        (69,195)     2,207,415
Virginia             3,006,168         90,746             -0-        90,746


NOTE F: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized for Class A, Class B and Class C shares.
Transactions in shares of beneficial interest in each Portfolio were as follows:

                                    SHARES                    AMOUNT
                           -------------------------  -------------------------
                           YEAR ENDED   JUNE 1,1994*  YEAR ENDED   JUNE 1,1994*
                             SEP. 30,        TO         SEP. 30,        TO
ARIZONA PORTFOLIO              1995     SEP. 30,1994      1995     SEP. 30,1994
------------------------   ----------   ------------  -----------  ------------
CLASS A
Shares sold                  179,031       130,890    $1,777,357    $1,312,170
Shares issued in
  reinvestment of
  dividends                    4,255           556        42,481         5,581
Shares redeemed              (47,391)      (36,254)     (477,515)     (364,123)
Net increase                 135,895        95,192    $1,342,323    $  953,628

CLASS B
Shares sold                  161,670       204,005    $1,621,211    $2,041,252
Shares issued in
  reinvestment of
  dividends                    5,382           620        53,513         6,222
Shares redeemed              (31,136)      (32,899)     (312,965)     (329,620)
Net increase                 135,916       171,726    $1,361,759    $1,717,854

CLASS C
Shares sold                   70,824        84,517    $  699,946    $  846,679
Shares issued in
  reinvestment of
  dividends                    2,011           358        19,819         3,604
Shares redeemed              (75,752)      (35,270)     (731,150)     (354,708)
Net increase (decrease)       (2,917)       49,605    $  (11,385)   $  495,575


28



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                  SHARES                      AMOUNT
                          -------------------------  --------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                            SEP. 30,      SEP. 30,      SEP. 30,      SEP. 30,
FLORIDA PORTFOLIO             1995          1994          1995          1994
----------------------    -----------  ------------  ------------  ------------
CLASS A
Shares sold                  509,383       728,668   $ 4,618,993   $ 7,094,881
Shares issued in
  reinvestment of
  dividends and
  distributions               28,075        19,095       254,915       147,498
Shares redeemed             (214,506)     (226,673)   (1,942,117)   (2,100,318)
Net increase                 322,952       521,090   $ 2,931,791   $ 5,142,061

CLASS B
Shares sold                  692,583     1,294,343   $ 6,210,101   $12,618,465
Shares issued in
  reinvestment of
  dividends and
  distributions               52,413        41,340       473,711       359,693
Shares redeemed             (618,576)     (241,025)   (5,601,581)   (2,271,231)
Net increase                 126,420     1,094,658   $ 1,082,231   $10,706,927

CLASS C
Shares sold                  602,179     5,942,160   $ 5,420,341   $60,522,877
Shares issued in
  reinvestment of
  dividends and
  distributions               89,459       252,842       826,873     1,666,591
Shares redeemed           (2,248,394)   (4,180,826)  (19,882,861)  (40,051,340)
Net increase (decrease)   (1,556,756)    2,014,176  $(13,635,647)  $22,138,128


                                   SHARES                      AMOUNT
                           ------------------------  --------------------------
                                          MARCH 29,                  MARCH 29,
                           YEAR ENDED       1994*     YEAR ENDED       1994*
                             SEP. 30,        TO         SEP. 30,        TO
MASSACHUSETTS PORTFOLIO        1995     SEP. 30,1994      1995     SEP. 30,1994
-------------------------  ----------  -------------  -----------  ------------
CLASS A
Shares sold                   84,385        55,665    $  846,860     $ 563,448
Shares issued in
  reinvestment of
  dividends                    1,677           237        16,995         2,437
Shares redeemed              (14,517)          (74)     (147,082)         (750)
Net increase                  71,545        55,828    $  716,773     $ 565,135

CLASS B
Shares sold                  134,315        91,592    $1,379,176     $ 928,527
Shares issued in
  reinvestment of
  dividends                    1,760           266        17,847         2,733
Shares redeemed              (40,636)      (20,162)     (402,150)     (203,542)
Net increase                  95,439        71,696    $  994,873     $ 727,718

CLASS C
Shares sold                  212,201        80,734    $2,178,365     $ 834,017
Shares issued in
  reinvestment of
  dividends                    7,004           140        71,499         1,438
Shares redeemed              (52,122)       (4,393)     (541,052)      (44,452)
Net increase                 167,083        76,481    $1,708,812     $ 791,003


29



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                  SHARES                      AMOUNT
                           ------------------------  --------------------------
                                          FEB. 25,                   FEB. 25,
                           YEAR ENDED       1994*     YEAR ENDED       1994*
                            SEP. 30,         TO         SEP. 30,        TO
MICHIGAN PORTFOLIO            1995      SEP. 30,1994      1995     SEP. 30,1994
------------------------   ----------   ------------  -----------  ------------
CLASS A
Shares sold                  276,931       273,212    $2,738,565    $2,629,744
Shares issued in
  reinvestment of
  dividends                   11,339         1,548       109,493        14,906
Shares redeemed              (41,977)      (10,308)     (385,329)      (98,466)
Net increase                 246,293       264,452    $2,462,729    $2,546,184

CLASS B
Shares sold                  156,377       216,322    $1,459,362    $2,110,827
Shares issued in
  reinvestment of
  dividends                    5,917         1,705        56,625        16,370
Shares redeemed             (106,263)      (33,913)     (978,875)     (334,671)
Net increase                  56,031       184,114    $  537,112    $1,792,526

CLASS C
Shares sold                  248,250       337,346    $2,360,494    $3,285,316
Shares issued in
  reinvestment of
  dividends                   10,635         4,444       101,189        42,627
Shares redeemed             (270,068)      (44,796)   (2,552,312)     (430,542)
Net increase (decrease)      (11,183)      296,994    $  (90,629)   $2,897,401


                                     SHARES                    AMOUNT
                           ------------------------  --------------------------
                           YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                             SEP. 30,      SEP. 30,     SEP. 30,      SEP. 30,
MINNESOTA PORTFOLIO            1995          1994         1995          1994
-----------------------   -----------   -----------  ------------  ------------
CLASS A
Shares sold                   59,025       162,212   $   535,578   $ 1,578,544
Shares issued in
  reinvestment of
  dividends                   11,459         7,074       105,730        68,488
Shares redeemed              (47,539)      (34,667)     (447,134)     (332,104)
Net increase                  22,945       134,619   $   194,174   $ 1,314,928

CLASS B
Shares sold                  216,010       473,120   $ 1,983,579   $ 4,695,988
Shares issued in
  reinvestment of
  dividends                   26,096        16,160       240,734       155,405
Shares redeemed             (142,922)      (78,972)   (1,290,257)     (779,794)
Net increase                  99,184       410,308   $   934,056   $ 4,071,599

CLASS C
Shares sold                   72,048     1,013,568   $   667,481   $10,150,228
Shares issued in
  reinvestment of
  dividends                   37,923        42,210       348,475       409,762
Shares redeemed             (373,870)     (674,735)   (3,382,505)   (6,465,828)
Net increase (decrease)     (263,899)      381,043   $(2,366,549)   $4,094,162


30



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                   SHARES                      AMOUNT
                           ------------------------  --------------------------
                           YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                             SEP. 30,      SEP. 30,     SEP. 30,      SEP. 30,
NEW JERSEY PORTFOLIO           1995          1994         1995          1994
------------------------   ----------   -----------  ------------  ------------
CLASS A
Shares sold                  426,481       659,128   $ 3,927,489   $ 6,489,472
Shares issued in
  reinvestment of
  dividends                   44,652        35,695       411,328       345,613
Shares redeemed             (288,408)     (323,450)   (2,664,713)   (2,983,190)
Net increase                 182,725       371,373   $ 1,674,104   $ 3,851,895

CLASS B
Shares sold                  921,717     1,982,961   $ 8,533,273   $19,529,992
Shares issued in
  reinvestment of
  dividends                  109,495        75,083     1,007,537       720,377
Shares redeemed             (795,035)     (221,220)   (7,215,765)   (2,079,652)
Net increase                 236,177     1,836,824   $ 2,325,045   $18,170,717

CLASS C
Shares sold                  260,713     2,378,869   $ 2,395,820   $23,979,897
Shares issued in
  reinvestment of
  dividends                   96,647        99,593       885,664       958,885
Shares redeemed           (1,074,250)   (1,621,204)   (9,678,665)  (15,723,631)
Net increase (decrease)     (716,890)      857,258   $(6,397,181)  $ 9,215,151


                                    SHARES                      AMOUNT
                           ------------------------  --------------------------
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                             SEP. 30,      SEP. 30,      SEP. 30,      SEP. 30,
OHIO PORTFOLIO                 1995          1994          1995          1994
-----------------------    ----------   -----------  ------------  ------------
CLASS A
Shares sold                  187,714       272,769   $ 1,745,161   $ 2,671,686
Shares issued in
  reinvestment of
  dividends and
  distributions               14,798        13,279       136,073       133,480
Shares redeemed              (75,120)      (78,425)     (655,825)     (773,132)
Net increase                 127,392       207,623   $ 1,225,409   $ 2,032,034

CLASS B
Shares sold                  418,493     1,569,467   $ 3,836,071   $15,405,470
Shares issued in
  reinvestment of
  dividends and
  distributions               88,923        54,953       811,788       528,310
Shares redeemed             (455,507)     (261,093)   (4,110,296)   (2,508,640)
Net increase                  51,909     1,363,327   $   537,563   $13,425,140

CLASS C
Shares sold                  184,387     2,571,690   $ 1,674,321   $25,742,850
Shares issued in
  reinvestment of
  dividends and
  distributions               83,246        93,045       763,381       897,192
Shares redeemed           (1,189,899)   (1,702,639)  (10,682,056)  (16,633,765)
Net increase (decrease)     (922,266)      962,096   $(8,244,354)  $10,006,277


31



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                    SHARES                      AMOUNT
                           ------------------------  --------------------------
                           YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                             SEP. 30,      SEP. 30,     SEP. 30,      SEP. 30,
PENNSYLVANIA PORTFOLIO         1995          1994         1995          1994
------------------------   ----------   -----------  ------------  ------------
CLASS A
Shares sold                  300,278       451,850   $ 2,762,892   $ 4,391,724
Shares issued in
  reinvestment of
  dividends and
  distributions               29,254        20,521       269,638       198,538
Shares redeemed             (203,919)     (100,517)   (1,876,487)     (951,523)
Net increase                 125,613       371,854   $ 1,156,043   $ 3,638,739

CLASS B
Shares sold                  680,168     1,747,883   $ 6,247,762   $17,173,230
Shares issued in
  reinvestment of
  dividends and
  distributions               91,028        55,570       839,841       537,680
Shares redeemed             (603,060)     (198,944)   (5,537,065)   (1,919,722)
Net increase                 168,136     1,604,509   $ 1,550,538   $15,791,188

CLASS C
Shares sold                  395,768     1,946,256   $ 3,738,239   $19,563,260
Shares issued in
  reinvestment of
  dividends and
  distributions               56,156        72,010       512,839       699,308
Shares redeemed             (873,994)   (1,357,821)   (7,899,247)  (13,205,188)
Net increase (decrease)     (422,070)      660,445   $(3,648,169)  $ 7,057,380


                                    SHARES                   AMOUNT
                           ------------------------  --------------------------
                                          APRIL 29,                  APRIL 29,
                           YEAR ENDED       1994*      YEAR ENDED      1994*
                             SEP. 30,        TO          SEP. 30,       TO
VIRGINIA PORTFOLIO             1995     SEP. 30,1994       1995    SEP. 30,1994
-----------------------    ----------   ------------  -----------  ------------
CLASS A
Shares sold                   78,719       127,630      $791,882    $1,274,133
Shares issued in
  reinvestment of
  dividends                    6,335         1,375        62,455        13,695
Shares redeemed              (33,609)         (195)     (331,886)       (1,892)
Net increase                  51,445       128,810      $522,451    $1,285,936

CLASS B
Shares sold                   96,151        22,803      $942,868    $  229,130
Shares issued in
  reinvestment of
  dividends                    2,972           248        29,586         2,472
Shares redeemed               (6,267)           -0-      (58,483)           -0-
Net increase                  92,856        23,051      $913,971    $  231,602

CLASS C
Shares sold                   10,903         4,367      $105,949    $   43,576
Shares issued in
  reinvestment of
  dividends                      306            23         3,042           227
Shares redeemed               (3,732)           -0-      (36,085)           -0-
Net increase                   7,477         4,390      $ 72,906    $   43,803


*  Commencement of operations


32



FINANCIAL HIGHLIGHTS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  ARIZONA PORTFOLIO
                                             CLASS A             CLASS B
                                       ------------------- --------------------
                                                   JUNE 1,              JUNE 1
                                                    1994*               1994*
                                       YEAR ENDED    TO    YEAR ENDED     TO
                                         SEP. 30, SEP. 30,  SEP. 30,   SEP. 30,
                                           1995     1994      1995      1994

Net asset value, beginning of period     $ 9.77   $10.00    $ 9.77   $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .56**    .20**     .49**    .18**
Net realized and unrealized gain (loss)
  on investments                            .53     (.23)      .53     (.24)
Net increase (decrease) in net asset
  value from operations                    1.09     (.03)     1.02     (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income       (.56)    (.20)     (.49)    (.17)
Distributions in excess of
  net investment income                    (.01)      -0-     (.01)      -0-
Total dividends and distributions          (.57)    (.20)     (.50)    (.17)
Net asset value, end of period           $10.29    $9.77    $10.29    $9.77

TOTAL RETURN
Total investment return based on
  net asset value (b)                     11.56%    (.35)%   10.78%    (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $2,379     $930    $3,166   $1,677
Ratio to average net assets of:
  Expenses, net of waivers/reimbursement    .78%     .78%(a)  1.48%    1.48%(a)
  Expenses, before waivers/reimbursements  4.88%    7.71%(a)  5.58%    8.41%(a)
  Net investment income, net of
    waivers/reimbursements                 5.56%    5.82%(a)  4.89%    5.13%(a)
Portfolio turnover rate                      85%      81%       85%      81%


                                                                CLASS C
                                                         ----------------------
                                                                   JUNE 1,1994*
                                                         YEAR ENDED     TO
                                                           SEP. 30,  SEP. 30,
                                                             1995      1994
                                                         ----------  ----------
Net asset value, beginning of period                        $9.77    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         .49**     .17**
Net realized and unrealized gain (loss) on investments        .54      (.23)
Net increase (decrease) in net asset value from operations   1.03      (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                         (.49)     (.17)
Distributions in excess of net investment income             (.01)       -0-
Total dividends and distributions                            (.50)     (.17)
Net asset value, end of period                             $10.30     $9.77

TOTAL RETURN
Total investment return based on net asset value (b)        10.89%     (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $481      $485
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                    1.48%     1.48%(a)
  Expenses, before waivers/reimbursements                    5.58%     8.41%(a)
  Net investment income, net of waivers/reimbursements       4.90%     4.70%(a)
Portfolio turnover rate                                        85%       81%


See footnote summary on page 42.


33



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    FLORIDA PORTFOLIO
                                                          ------------------------------------------------------------------------
                                                                       CLASS A                             CLASS B
                                                          ----------------------------------  ------------------------------------
                                                                              JUNE 25,1993*                          JUNE 25,1993*
                                                           YEAR ENDED SEP. 30,      TO         YEAR ENDED SEP. 30,       TO
                                                          --------------------   SEP. 30,    -----------------------   SEP. 30,
                                                             1995       1994       1993           1995        1994       1993
                                                          ---------  ---------  ------------  ----------  ----------  ------------
Net asset value, beginning of period                        $8.89     $10.25     $10.00          $8.89      $10.25     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         .55**      .55**      .16**          .47**       .48**      .14**
Net realized and unrealized gain (loss) on investments        .69      (1.35)       .25            .70       (1.35)       .25
Net increase (decrease) in net asset value from operations   1.24       (.80)       .41           1.17        (.87)       .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                         (.55)      (.55)      (.16)          (.47)       (.48)      (.14)
Distributions in excess of net investment income               -0-        -0-        -0-          (.01)         -0-        -0-
Distributions from net realized gains                          -0-      (.01)        -0-            -0-       (.01)        -0-
Total dividends and distributions                            (.55)      (.56)      (.16)          (.48)       (.49)      (.14)
Net asset value, end of period                              $9.58      $8.89     $10.25          $9.58       $8.89     $10.25

TOTAL RETURN
Total investment return based on net asset value (b)        14.44%     (8.03)%     4.10%         13.56%      (8.72)%     3.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                 $11,956     $8,227     $4,145        $20,660     $18,048     $9,588
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                     .73%       .38%        -0-%(a)      1.42%       1.08%       .61%(a)
  Expenses, before waivers/reimbursements                    1.33%      1.27%      1.30%(a)       2.03%       1.98%      2.00%(a)
  Net investment income, net of waivers/reimbursements       5.91%      5.70%      5.44%(a)       5.22%       4.99%      4.74%(a)
Portfolio turnover rate                                       146%       185%        82%           146%        185%        82%


                                                          CLASS C
                                               --------------------------------
                                                                  JUNE 25,1993*
                                               YEAR ENDED SEP. 30,      TO
                                               -------------------   SEP. 30,
                                                 1995       1994       1993
                                               --------  ---------  -----------
Net asset value, beginning of period            $8.89     $10.25     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .47**      .48**      .14**
Net realized and unrealized gain (loss)
  on investments                                  .70      (1.35)       .25
Net increase (decrease) in net asset value
  from operations                                1.17       (.87)       .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (.47)      (.48)      (.14)
Distributions in excess of net
  investment income                              (.01)        -0-        -0-
Distributions from net realized gains              -0-      (.01)        -0-
Total dividends and distributions                (.48)      (.49)      (.14)
Net asset value, end of period                  $9.58     $ 8.89     $10.25

TOTAL RETURN
Total investment return based on
  net asset value (b)                           13.56%     (8.72)%     3.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $30,787    $42,405    $28,249
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        1.42%      1.08%       .61%(a)
  Expenses, before waivers/reimbursements        2.03%      1.97%      2.00%(a)
  Net investment income, net of waivers/
    reimbursements                               5.27%      4.97%      4.74%(a)
Portfolio turnover rate                           146%       185%        82%


See footnote summary on page 42.


34



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                            MASSACHUSETTS PORTFOLIO
                                           CLASS A               CLASS B
                                   ----------------------- --------------------
                                                MARCH 29,             MARCH 29,
                                                  1994*                1994*
                                   YEAR ENDED      TO     YEAR ENDED     TO
                                     SEP. 30,   SEP. 30,    SEP. 30,  SEP. 30,
                                       1995       1994        1995     1994
                                   ----------  ----------- --------- ----------
Net asset value, beginning of
  period                             $10.12     $10.00      $10.12   $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                   .58**      .31**       .52**    .27**
Net realized and unrealized gain
  on investments                        .41        .11         .39      .11
Net increase in net asset value
  from operations                       .99        .42         .91      .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income   (.58)      (.30)       (.52)    (.26)
Distributions in excess of net
  investment income                    (.03)        -0-       (.02)      -0-
Total dividends and distributions      (.61)      (.30)       (.54)    (.26)
Net asset value, end of period       $10.50     $10.12      $10.49   $10.12

TOTAL RETURN
Total investment return based on
  net asset value (b)                 10.19%      4.14%       9.32%    3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $1,337       $565      $1,754     $725
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      .60%       .60%(a)    1.30%    1.30%(a)
  Expenses, before waivers/
    reimbursements                     6.44%     13.20%(a)    7.14%   13.90%(a)
  Net investment income, net of
    waivers/reimbursements             5.67%      5.98%(a)    4.90%    5.13%(a)
Portfolio turnover rate                 155%       146%        155%     146%


                                                                 CLASS C
                                                          ---------------------
                                                                      MARCH 29,
                                                                       1994*
                                                         YEAR ENDED     TO
                                                           SEP. 30,   SEP. 30,
                                                             1995      1994
                                                          ---------  ----------
Net asset value, beginning of period                       $10.12    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         .52**     .25**
Net realized and unrealized gain on investments               .39       .13
Net increase in net asset value from operations               .91       .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                         (.52)     (.26)
Distributions in excess of net investment income             (.02)       -0-
Total dividends and distributions                            (.54)     (.26)
Net asset value, end of period                             $10.49    $10.12

TOTAL RETURN
Total investment return based on net asset value (b)         9.32%     3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                  $2,556      $774
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                    1.30%     1.30%(a)
  Expenses, before waivers/reimbursements                    7.14%    13.90%(a)
  Net investment income, net of waivers/reimbursements       4.85%     4.00%(a)
Portfolio turnover rate                                       155%      146%


See footnote summary on page 42.


35



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                MICHIGAN PORTFOLIO
                                           CLASS A               CLASS B
                                   ----------------------- --------------------
                                                FEB. 25,              FEB. 25,
                                                  1994*                 1994*
                                   YEAR ENDED      TO     YEAR ENDED     TO
                                     SEP. 30,   SEP. 30,    SEP. 30,  SEP. 30,
                                       1995       1994        1995     1994
                                    ---------  -----------  -------- ----------
Net asset value, beginning of
  period                             $ 9.35     $10.00      $ 9.35   $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                   .52**      .33**       .45**    .29**
Net realized and unrealized gain
  (loss) on investments                 .78       (.65)        .78     (.65)
Net increase (decrease) in net
  asset value from operations          1.30       (.32)       1.23     (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income   (.52)      (.33)       (.45)    (.29)
Distributions in excess of net
  investment income                    (.03)        -0-       (.03)      -0-
Total dividends and distributions      (.55)      (.33)       (.48)    (.29)
Net asset value, end of period       $10.10      $9.35      $10.10    $9.35

TOTAL RETURN
Total investment return based on
  net asset value (b)                 14.40%     (3.24)%     13.58%   (3.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $5,158     $2,473      $2,424   $1,722
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                     1.36%       .93%(a)    2.06%    1.63%(a)
  Expenses, before waivers/
    reimbursements                     3.43%      3.97%(a)    4.12%    4.67%(a)
  Net investment income, net of
    waivers/reimbursements             5.27%      5.83%(a)    4.57%    4.93%(a)
Portfolio turnover rate                 151%       222%        151%     222%


                                                                CLASS C
                                                          ---------------------
                                                                     FEB. 25,
                                                                       1994*
                                                          YEAR ENDED    TO
                                                            SEP. 30,  SEP. 30,
                                                              1995     1994
                                                           --------- ----------
Net asset value, beginning of period                         $9.35   $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          .45**    .29**
Net realized and unrealized gain (loss) on investments         .78     (.65)
Net increase (decrease) in net asset value from operations    1.23     (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          (.45)    (.29)
Distributions in excess of net investment income              (.03)      -0-
Total dividends and distributions                             (.48)    (.29)
Net asset value, end of period                              $10.10    $9.35

TOTAL RETURN
Total investment return based on net asset value (b)         13.58%   (3.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                   $2,886   $2,778
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                     2.06%    1.63%(a)
  Expenses, before waivers/reimbursements                     4.13%    4.67%(a)
  Net investment income, net of waivers/reimbursements        4.69%    4.92%(a)
Portfolio turnover rate                                        151%     222%


See footnote summary on page 42.


36



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              MINNESOTA PORTFOLIO
                                                        --------------------------------------------------------------------
                                                                  CLASS A                             CLASS B
                                                        ---------------------------------  ---------------------------------
                                                                            JUNE 25,1993*                      JUNE 25,1993*
                                                        YEAR ENDED SEP. 30,      TO        YEAR ENDED SEP. 30,       TO
                                                        -------------------   SEP. 30,     --------------------   SEP. 30,
                                                          1995       1994       1993          1995       1994       1993
                                                       ---------  ---------  ------------  ---------  ---------  -----------
Net asset value, beginning of period                    $ 9.19     $10.28     $10.00        $ 9.18     $10.28     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .53**      .55**      .15**         .46**      .48**      .13**
Net realized and unrealized gain (loss) on investments     .32      (1.09)       .28           .33      (1.10)       .28
Net increase (decrease) in net asset value from
  operations                                               .85       (.54)       .43           .79       (.62)       .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.53)      (.55)      (.15)         (.46)      (.48)      (.13)
Distributions in excess of net investment income          (.02)        -0-        -0-         (.02)        -0-        -0-
Total dividends and distributions                         (.55)      (.55)      (.15)         (.48)      (.48)      (.13)
Net asset value, end of period                           $9.49     $ 9.19     $10.28        $ 9.49     $ 9.18     $10.28

TOTAL RETURN
Total investment return based on net asset value (b)      9.63%     (5.35)%     4.34%         8.90%     (6.15)%     4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $2,414     $2,125       $994        $7,299     $6,150     $2,665
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  .71%       .09%        -0-%(a)     1.42%       .80%       .43%(a)
  Expenses, before waivers/reimbursements                 2.30%      2.12%      1.89%(a)      3.02%      2.83%      2.59%(a)
  Net investment income, net of waivers/reimbursements    5.71%      5.71%      5.20%(a)      4.97%      5.00%      4.50%(a)
Portfolio turnover rate                                    117%       143%        61%          117%       143%        61%


                                                          CLASS C
                                              ---------------------------------
                                                                  JUNE 25,1993*
                                              YEAR ENDED SEP. 30,        TO
                                              --------------------   SEP. 30,
                                                 1995       1994       1993
                                              ---------  ---------  -----------
Net asset value, beginning of period           $ 9.19     $10.27     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .46**      .48**      .13**
Net realized and unrealized gain (loss)
  on investments                                  .33      (1.08)       .27
Net increase (decrease) in net asset value
  from operations                                 .79       (.60)       .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (.46)      (.48)      (.13)
Distributions in excess of net investment
  income                                         (.02)        -0-        -0-
Total dividends and distributions                (.48)      (.48)      (.13)
Net asset value, end of period                 $ 9.50     $ 9.19     $10.27

TOTAL RETURN
Total investment return based on
  net asset value (b)                            8.89%     (5.95)%     4.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $7,305     $9,489     $6,697
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        1.41%       .79%       .43%(a)
  Expenses, before waivers/reimbursements        3.00%      2.82%      2.59%(a)
  Net investment income, net of waivers/
    reimbursements                               5.05%      4.90%      4.50%(a)
Portfolio turnover rate                           117%       143%        61%


See footnote summary on page 42.


37



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              NEW JERSEY PORTFOLIO
                                                        --------------------------------------------------------------------
                                                                  CLASS A                             CLASS B
                                                        ---------------------------------  ---------------------------------
                                                                           JUNE 25,1993*                       JUNE 25,1993*
                                                        YEAR ENDED SEP. 30,      TO        YEAR ENDED SEP. 30,      TO
                                                        -------------------   SEP. 30,     --------------------   SEP. 30,
                                                          1995       1994       1993          1995       1994       1993
                                                       ---------  ---------  ------------  ---------  ---------  -----------
Net asset value, beginning of period                    $ 9.07     $10.29     $10.00        $ 9.07     $10.28     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .54**      .55**      .15**         .47**      .48**      .13**
Net realized and unrealized gain (loss) on investments     .59      (1.22)       .29           .60      (1.21)       .28
Net increase (decrease) in net asset value from
  operations                                              1.13       (.67)       .44          1.07       (.73)       .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.54)      (.55)      (.15)         (.47)      (.48)      (.13)
Distributions in excess of net investment income          (.01)        -0-        -0-         (.01)        -0-        -0-
Total dividends and distributions                         (.55)      (.55)      (.15)         (.48)      (.48)      (.13)
Net asset value, end of period                          $ 9.65     $ 9.07     $10.29        $ 9.66     $ 9.07     $10.28

TOTAL RETURN
Total investment return based on net asset value (b)     12.91%     (6.67)%     4.44%        12.15%     (7.28)%     4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $11,612     $9,257     $6,679       $34,695    $30,459    $15,637
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  .82%       .20%        -0-%(a)     1.53%       .91%       .63%(a)
  Expenses, before waivers/reimbursements                 1.35%      1.33%      1.29%(a)      2.06%      2.03%      1.99%(a)
  Net investment income, net of waivers/reimbursements    5.73%      5.65%      5.37%(a)      5.03%      4.96%      4.67%(a)
Portfolio turnover rate                                     86%       171%        47%           86%       171%        47%


                                                          CLASS C
                                              ---------------------------------
                                                                  JUNE 25,1993*
                                              YEAR ENDED SEP. 30,       TO
                                              --------------------   SEP. 30,
                                                 1995       1994       1993
                                              ---------  ---------  -----------
Net asset value, beginning of period           $ 9.07     $10.28     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .47**      .48**      .13**
Net realized and unrealized gain (loss)
  on investments                                  .60      (1.21)       .28
Net increase (decrease) in net asset value
  from operations                                1.07       (.73)       .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (.47)      (.48)      (.13)
Distributions in excess of net
  investment income                              (.01)        -0-        -0-
Total dividends and distributions                (.48)      (.48)      (.13)
Net asset value, end of period                 $ 9.66     $ 9.07     $10.28

TOTAL RETURN
Total investment return based on net
  asset value (b)                               12.14%     (7.28)%     4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $21,255    $26,472    $21,193
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        1.52%       .90%       .63%(a)
  Expenses, before waivers/reimbursements        2.06%      2.02%      1.99%(a)
  Net investment income, net of waivers/
  reimbursements                                 5.09%      4.93%      4.67%(a)
Portfolio turnover rate                            86%       171%        47%


See footnote summary on page 42.


38



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    OHIO PORTFOLIO
                                                        --------------------------------------------------------------------
                                                                   CLASS A                             CLASS B
                                                        ---------------------------------  ---------------------------------
                                                                            JUNE 25,1993*                      JUNE 25,1993*
                                                        YEAR ENDED SEP. 30,      TO         YEAR ENDED SEP. 30,      TO
                                                        -------------------    SEP. 30,     --------------------   SEP. 30,
                                                         1995       1994        1993         1995       1994        1993
                                                        --------  ---------  ------------  ---------  ---------  -----------
Net asset value, beginning of period                    $ 9.06     $10.26     $10.00        $ 9.06     $10.26     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .54**      .55**      .15**         .47**      .48**      .13**
Net realized and unrealized gain (loss) on investments     .48      (1.19)       .26           .49      (1.19)       .26
Net increase (decrease) in net asset value from
  operations                                              1.02       (.64)       .41           .96       (.71)       .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.54)      (.55)      (.15)         (.47)      (.48)      (.13)
Distributions in excess of net investment income          (.01)        -0-        -0-         (.01)        -0-        -0-
Distributions from net realized gains                       -0-      (.01)        -0-           -0-      (.01)        -0-
Total dividends and distributions                         (.55)      (.56)      (.15)         (.48)      (.49)      (.13)
Net asset value, end of period                          $ 9.53     $ 9.06     $10.26        $ 9.54     $ 9.06     $10.26

TOTAL RETURN
Total investment return based on net asset value (b)     11.63%     (6.44)%     4.15%        10.88%     (7.13)%     3.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $4,170     $2,810     $1,050       $21,821    $20,267     $8,952
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  .75%       .04%        -0-%(a)     1.46%       .74%       .17%(a)
  Expenses, before waivers/reimbursements                 1.51%      1.42%      1.32%(a)      2.21%      2.13%      2.02%(a)
  Net investment income, net of waivers/reimbursements    5.74%      5.67%      5.30%(a)      5.08%      4.95%      4.60%(a)
Portfolio turnover rate                                    108%       161%        55%          108%       161%        55%


                                                          CLASS C
                                               --------------------------------
                                                                  JUNE 25,1993*
                                               YEAR ENDED SEP. 30,      TO
                                               -------------------    SEP. 30,
                                                 1995       1994        1993
                                               --------  ---------  -----------
Net asset value, beginning of period           $ 9.06     $10.26     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .47**      .48**      .13**
Net realized and unrealized gain (loss)
  on investments                                  .49      (1.19)       .26
Net increase (decrease) in net asset value
  from operations                                 .96       (.71)       .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (.47)      (.48)      (.13)
Distributions in excess of net investment
  income                                         (.01)        -0-        -0-
Distributions from net realized gains              -0-      (.01)        -0-
Total dividends and distributions                (.48)      (.49)      (.13)
Net asset value, end of period                 $ 9.54     $ 9.06     $10.26

TOTAL RETURN
Total investment return based on net asset value (b)10.88% (7.13)%     3.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $18,874    $26,294    $19,894
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        1.45%       .74%       .17%(a)
  Expenses, before waivers/reimbursements        2.20%      2.12%      2.02%(a)
  Net investment income, net of waivers/
    reimbursements                               5.14%      4.89%      4.60%(a)
Portfolio turnover rate                           108%       161%        55%


See footnote summary on page 42.


39



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             PENNSYLVANIA PORTFOLIO
                                                        --------------------------------------------------------------------
                                                                  CLASS A                             CLASS B
                                                        ---------------------------------  ---------------------------------
                                                                            JUNE 25,1993*                      JUNE 25,1993*
                                                        YEAR ENDED SEP. 30,      TO         YEAR ENDED SEP. 30,      TO
                                                        -------------------  SEP. 30,       -------------------   SEP. 30,
                                                          1995       1994       1993          1995       1994       1993
                                                        --------  ---------  ------------  ---------  ---------  -----------
Net asset value, beginning of period                     $9.18     $10.25     $10.00         $9.18     $10.25     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .54**      .56**      .16**         .47**      .49**      .14**
Net realized and unrealized gain (loss) on investments     .48      (1.06)       .25           .49      (1.06)       .25
Net increase (decrease) in net asset value from
  operations                                              1.02       (.50)       .41           .96       (.57)       .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.54)      (.56)      (.16)         (.47)      (.49)      (.14)
Distributions in excess of net investment income          (.02)        -0-        -0-         (.02)        -0-        -0-
Distributions from net realized gains                       -0-      (.01)        -0-           -0-      (.01)        -0-
Total dividends and distributions                         (.56)      (.57)      (.16)         (.49)      (.50)      (.14)
Net asset value, end of period                           $9.64      $9.18     $10.25         $9.65      $9.18     $10.25

TOTAL RETURN
Total investment return based on net asset value (b)     11.53%     (5.02)%     4.12%        10.78%     (5.72)%     3.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $8,721     $7,149     $4,170       $28,559    $25,637    $12,173
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                 1.00%       .45%        -0-%(a)     1.71%      1.16%       .40%(a)
  Expenses, before waivers/reimbursements                 1.47%      1.46%      1.31%(a)      2.17%      2.16%      2.01%(a)
  Net investment income, net of waivers/reimbursements    5.78%      5.73%      5.67%(a)      5.09%      5.01%      4.97%(a)
Portfolio turnover rate                                    114%       156%        75%          114%       156%        75%


                                                          CLASS C
                                               --------------------------------
                                                                  JUNE 25,1993*
                                               YEAR ENDED SEP. 30,      TO
                                               -------------------   SEP. 30,
                                                 1995       1994       1993
                                               --------  ---------  -----------
Net asset value, beginning of period           $ 9.18     $10.24     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .47**      .49**      .14**
Net realized and unrealized gain (loss)
  on investments                                  .49      (1.05)       .24
Net increase (decrease) in net asset value
  from operations                                 .96       (.56)       .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (.47)      (.49)      (.14)
Distributions in excess of net investment
  income                                         (.02)        -0-        -0-
Distributions from net realized gains              -0-      (.01)        -0-
Total dividends and distributions                (.49)      (.50)      (.14)
Net asset value, end of period                 $ 9.65     $ 9.18     $10.24

TOTAL RETURN
Total investment return based on
  net asset value (b)                           10.78%     (5.63)%     3.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $15,052    $18,198    $13,541
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        1.70%      1.15%       .40%(a)
  Expenses, before waivers/reimbursements        2.17%      2.15%      2.01%(a)
  Net investment income, net of waivers/
    reimbursements                               5.09%      4.99%      4.97%(a)
Portfolio turnover rate                           114%       156%        75%


See footnote summary on page 42.


40



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              VIRGINIA PORTFOLIO
                                -----------------------------------------------
                                        CLASS A                 CLASS B
                                -----------------------  ----------------------
                                           APRIL 29,1994*        APRIL 29,1994*
                                YEAR ENDED       TO      YEAR ENDED     TO
                                  SEP. 30,    SEP. 30,    SEP. 30,   SEP. 30,
                                    1995       1994         1995       1994
                                  --------  -----------  ---------  -----------
Net asset value, beginning of
  period                           $9.69     $10.00        $9.69     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                .56**      .24**        .49**      .22**
Net realized and unrealized gain
  (loss) on investments              .61       (.31)         .61       (.32)

Net increase (decrease) in net
  asset value from operations       1.17       (.07)        1.10       (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                            (.56)      (.24)        (.49)      (.21)
Distributions in excess of
  net investment income             (.01)        -0-        (.01)        -0-
Total dividends and distributions   (.57)      (.24)        (.50)      (.21)
Net asset value, end of period    $10.29      $9.69       $10.29      $9.69

TOTAL RETURN
Total investment return based
  on net asset value (b)           12.46%      (.71)%      11.67%     (1.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                 $1,855     $1,249       $1,193       $224
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                   .67%       .57%(a)     1.37%      1.27%(a)
  Expenses, before waivers/
    reimbursements                  8.96%     12.29%(a)     9.66%     12.99%(a)
  Net investment income, net
    of waivers/reimbursements       5.59%      5.62%(a)     4.80%      4.97%(a)
Portfolio turnover rate              128%        65%         128%        65%


                                                               CLASS C
                                                        -----------------------
                                                                 APRIL 29,1994*
                                                        YEAR ENDED      TO
                                                          SEP. 30,   SEP. 30,
                                                            1995       1994
                                                          --------  -----------
Net asset value, beginning of period                       $9.70     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        .49**      .21**
Net realized and unrealized gain (loss) on investments       .60       (.30)
Net increase(decrease) in net asset value from operations.  1.09       (.09)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                        (.49)      (.21)
Distributions in excess of net investment income            (.01)        -0-
Total dividends and distributions                           (.50)      (.21)
Net asset value, end of period                            $10.29      $9.70

TOTAL RETURN
Total investment return based on net asset value (b)       11.56%      (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                   $122        $43
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                   1.37%      1.27%(a)
  Expenses, before waivers/reimbursements                   9.66%     12.99%(a)
  Net investment income, net of waivers/reimbursements      4.81%      4.67%(a)
Portfolio turnover rate                                      128%        65%


See footnote summary on page 42.


41



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

FOOTNOTE SUMMARY

 *   Commencement of operations.

**   Net of fee waived and expenses reimbursed by the Adviser.

(a)  Annualized.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


42



REPORT OF ERNST &YOUNG LLP,
INDEPENDENT AUDITORS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE MUNICIPAL INCOME FUND II
We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund II (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios), as of September 30, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund II at September 30, 1995, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


Ernst  &Young LLP
New York, New York
November 8, 1995


FEDERAL TAX INFORMATION (UNAUDITED)
In accordance with the Federal Requirements, the Fund designates substantially all the dividends paid from investment income-net during the fiscal year ended September 30, 1995 as 'exempt-interest dividends.' As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid (if any) for the 1995 calendar year early in 1996.

________________________________________________________________

         APPENDIX A:  BOND AND COMMERCIAL PAPER RATINGS
________________________________________________________________

Standard & Poor's Bond Ratings

    A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

    Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

    The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

    Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

    S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

    AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

    AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

    A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

    BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

    Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgement, changing circumstances warrant such action.

    Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

    Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2 (Very Good Grade) issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities - Further Information" in the Prospectuses.

_________________________________________________________________

       APPENDIX B:  FUTURES CONTRACTS AND RELATED OPTIONS
_________________________________________________________________

Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

_________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
_________________________________________________________________

Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions--Additional Investment Policies-- Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.














































                               C-4
00250151.AQ1

                                  PART C
                             OTHER INFORMATION


ITEM 24.   Financial Statements and Exhibits

           (a)  Financial Statements

                Included in the Prospectus:

                Financial Highlights

                Included in the Statement of Additional
                Information:

                Portfolio of Investments - September 30, 1995

                     -  Florida Portfolio
                     -  Minnesota Portfolio
                     -  New Jersey Portfolio
                     -  Ohio Portfolio
                     -  Pennsylvania Portfolio
                     -  Michigan Porfolio
                     -  Massachusetts Portfolio
                     -  Arizona Porfolio
                     -  Virginia Portfolio

                Statements of Assets and Liabilities - September
                30, 1995
                Statements of Operations for the year ended
                September 30, 1995
                Statements of Changes in Net Assets for the years ended September 30, 1995
                Notes to Financial Statements - September 30, 1995 and September 30, 1994
                Financial Highlights.
                Report of Independent Auditors

                     Included in Part C of the Registration
                     Statement

                     All other schedules are either inapplicable or the required information is contained in the financial statements.

           (b)  Exhibits

                (1) Copy of Agreement and Declaration of Trust of the Registrant - Incorporated herein by reference as Exhibit 1 to Registrant's Registration Statement on Form N-1A, filed on April 2, 1993 (File Nos. 33-60560 and 811-07618).

                (2)  Copy of By-Laws of the Registrant -
                     Incorporated herein by reference as Exhibit
                     2 to Registrant's Registration Statement on
                     Form N-1A, filed on April 2, 1993 (File Nos.
                     33-60560 and 811-07618).

                (3)  Not Applicable.

                (4)(a) Form of Share Certificate for Class A shares of Registrant's Florida Portfolio
                         - Incorporated herein by reference as
                         Exhibit 4(a) to Pre-Effective Amendment
                         No. 1 to Registrant's Registration
                         Statement on Form N-1A, filed on May 21,
                         1993 (File Nos. 33-60560 and 811-07618).

                   (b)   Form of Share Certificate for Class B
                         shares of Registrant's Florida Portfolio
                         - Incorporated herein by reference as
                         Exhibit 4(b) to Pre-Effective Amendment
                         No. 1 to Registrant's Registration
                         Statement on Form N-1A, filed on May 21,
                         1993 (File Nos. 33-60560 and 811-07618).

                  (c)    Form of Share Certificate for Class C
                         shares of Registrant's Florida Portfolio
                         - Incorporated herein by reference as
                         Exhibit 4(c) to Pre-Effective Amendment
                         No. 1 to Registrant's Registration
                         Statement on Form N-1A, filed on May 21,
                         1993 (File Nos. 33-60560 and 811-07618).

                   (d)   Form of Share Certificate for Class A
                         shares of Registrant's Minnesota
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(d) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                   (e)   Form of Share Certificate for Class B
                         shares of Registrant's Minnesota
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(e) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on

                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                  (f)    Form of Share Certificate for Class C
                         shares of Registrant's Minnesota
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(f) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                   (g)   Form of Share Certificate for Class A
                         shares of Registrant's New Jersey
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(g) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                   (h)   Form of Share Certificate for Class B
                         shares of Registrant's New Jersey
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(h) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                   (i)   Form of Share Certificate for Class C
                         shares of Registrant's New Jersey
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(i) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                   (j)   Form of Share Certificate for Class A
                         shares of Registrant's Ohio Portfolio -
                         Incorporated herein by reference as
                         Exhibit 4(j) to Pre-Effective Amendment
                         No. 1 to Registrant's Registration
                         Statement on Form N-1A, filed on May 21,
                         1993 (File Nos. 33-60560 and 811-07618).

                   (k)   Form of Share Certificate for Class B
                         shares of Registrant's Ohio Portfolio -
                         Incorporated herein by reference as
                         Exhibit 4(k) to Pre-Effective Amendment

                         No. 1 to Registrant's Registration
                         Statement on Form N-1A, filed on May 21,
                         1993 (File Nos. 33-60560 and 811-07618).

                   (l)   Form of Share Certificate for Class C
                         shares of Registrant's Ohio Portfolio -
                         Incorporated herein by reference as
                         Exhibit 4(l) to Pre-Effective Amendment
                         No. 1 to Registrant's Registration
                         Statement on Form N-1A, filed on May 21,
                         1993 (File Nos. 33-60560 and 811-07618).

                   (m)   Form of Share Certificate for Class A
                         shares of Registrant's Pennsylvania
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(m) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                  (n)    Form of Share Certificate for Class B
                         shares of Registrant's Pennsylvania
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(n) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                  (o)    Form of Share Certificate for Class C
                         shares of Registrant's Pennsylvania
                         Portfolio - Incorporated herein by
                         reference as Exhibit 4(o) to Pre-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on May 21, 1993 (File
                         Nos. 33-60560 and 811-07618).

                 (p) Form of Share Certificate for Class A shares
                     of Registrant's Arizona Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(p) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (q) Form of Share Certificate for Class B shares
                     of Registrant's Arizona Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(q) to Post-Effective Amendment No. 2 to

                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (r) Form of Share Certificate for Class C shares
                     of Registrant's Arizona Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(r) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (s) Form of Share Certificate for Class A shares
                     of Registrant's Massachusetts Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(s) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (t) Form of Share Certificate for Class B shares
                     of Registrant's Massachusetts Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(t) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (u) Form of Share Certificate for Class C shares
                     of Registrant's Massachusetts Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(u) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (v) Form of Share Certificate for Class A shares
                     of Registrant's Michigan Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(v) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (w) Form of Share Certificate for Class B shares
                     of Registrant's Michigan Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(w) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (x) Form of Share Certificate for Class C shares
                     of Registrant's Michigan Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(x) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (y) Form of Share Certificate for Class A shares
                     of Registrant's Virginia Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(y) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                 (z) Form of Share Certificate for Class B shares
                     of Registrant's Virginia Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(z) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                (zz) Form of Share Certificate for Class C shares
                     of Registrant's Virginia Portfolio -
                     Incorporated herein by reference as Exhibit
                     4(zz) to Post-Effective Amendment No. 2 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on January 3, 1994 (File Nos.
                     33-60560 and 811-07618).

                (5)(a)   Advisory Agreement between the
                         Registrant and Alliance Capital
                         Management L.P. - Incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on October 29, 1993
                         (File Nos. 33-60560 and 811-07618).

                (5)(b) Amended Advisory Agreement to reflect the Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio and Virginia Portfolio - Incorporated herein by reference as Exhibit 5(b) to Post-Effective Amendment No. 5 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on January 27, 1995

                     (File Nos. 33-60560 and 811-07618).

                (6)(a)   Distribution Services Agreement between
              and 15     the Registrant and Alliance Fund
                         Distributors, Inc. - Incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on October 29, 1993
                         (File Nos. 33-60560 and 811-07618).

                   (b)   Selected Dealer Agreement between
                         Alliance Fund Distributors, Inc. and
                         selected dealers offering shares of
                         Registrant - Incorporated herein by
                         reference as Exhibit 6(b) to Post-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on October 29, 1993
                         (File Nos. 33-60560 and 811-07618).

                   (c)   Selected Agent Agreement between
                         Alliance Fund Distributors, Inc. and
                         selected agents making available shares
                         of Registrant -  Incorporated herein by
                         reference as Exhibit 6(c) to Post-
                         Effective Amendment No. 1 to
                         Registrant's Registration Statement on
                         Form N-1A, filed on October 29, 1993
                         (File Nos. 33-60560 and 811-07618).

                (7)  Not Applicable.

                (8) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated herein by reference as Exhibit 8 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on January 27, 1995 (File Nos. 33-60560 and 811-07618).

                (9) Transfer Agency Agreement between Registrant and Alliance Fund Services, Inc - Incorporated herein by reference as Exhibit 9 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and 811-07618).

             (10)(a) Opinion and Consent of Seward & Kissel -
                     Incorporated by reference as Exhibit 10(a) to Pre- Effective Amendment No. 1 to
                     Registrant's Registration Statement on Form

                     N-1A, filed on May 21, 1993 (File Nos. 33-
                     60560 and 811-07618).

                  (b)    Opinion and Consent of Sullivan &
                         Worchester - Incorporated by reference
                         as Exhibit 10(b) to Pre- Effective
                         Amendment No. 1 to Registrant's
                         Registration Statement on Form N-1A,
                         filed on May 21, 1993 (File Nos. 33-
                         60560 and 811-07618).

               (11)  Consent of Independent Auditors - Filed
                     herewith.

               (12)  Not Applicable.

               (13) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference as Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33-60560 and 811- 07618).

               (14)  Not Applicable.

               (15)  Rule 12b-1 Plan - See Exhibit 6(a) hereto.

               (16) Schedule for computation of each Yield and Total Return Performance quotations - Incorporated by reference as Exhibit 16 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and 811-07618).

                (18) Rule 18f-3 Plan - Filed herewith.

                (27) Financial Data Schedule - Filed herewith.

                Other Exhibit:

                     Powers of Attorney of James R. Greene, and
                     Eugene F. O'Neil -  Incorporated by
                     reference as "Other Exhibit" to Post-
                     Effective Amendment No. 1 to Registrant's
                     Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and 811-07618).

                     Powers of Attorney of Ruth S. Block, John D.
                     Carifa, David H. Dievler, James M. Hester,

                     Clifford L. Michel and Robert C. White -
                     Incorporated herein by reference as "Other
                     Exhibit" Pre-Effective Amendment No. 1 to
                     Registrant's Registration Statement on Form
                     N-1A, filed on May 21, 1993 (File Nos. 33-
                     60560 and 811-07618)

ITEM 25.   Persons Controlled by or under Common Control with
           Registrant

                None.

ITEM 26.   Number of Holders of Securities

           Registrant had, as of January 12, 1996, record holders of shares of Beneficial Interest as follows:

           Florida Portfolio -
           - Class A...............................           263
           - Class B...............................           551
           - Class C...............................           191
           Minnesota Portfolio -
           - Class A ..............................            87
           - Class B ..............................           332
           - Class C ..............................           145
           New Jersey Portfolio -
           - Class A ..............................           326
           - Class B ..............................           939
           - Class C ..............................           252
           Ohio Portfolio -
           - Class A ..............................           128
           - Class B ..............................           641
           - Class C ..............................           196
           Pennsylvania Portfolio -
           - Class A ..............................           313
           - Class B ..............................           919
           - Class C ..............................           252
           Michigan Portfolio -
           - Class A ..............................            73
           - Class B ..............................            98
           - Class C ..............................           126
           Massachusetts Portfolio -
           - Class A ..............................            42
           - Class B ..............................            68
           - Class C ..............................            40
           Arizona Portfolio -
           - Class A ..............................            78
           - Class B ..............................            87
           - Class C ..............................            46
           Virginia Portfolio -
           - Class A ..............................            65

           - Class B ..............................            57
           - Class C ..............................            26

ITEM 27. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and Section 10 of the proposed Distribution Services Agreement filed as
Exhibit 6(a), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit 5 to this Registration Statement, as set forth below.

         Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

         "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the

         Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

         The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.
         SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section
         8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

         SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

         SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person
         (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
         (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

         SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

         Article III of Registrant's Agreement and Declaration of
         Trust reads, in pertinent part, as follows:

                "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                     (s) Indemnification.  In addition to the
                         mandatory indemnification provided for
                         in Article 8 hereof and to the extent
                         permitted by law, to indemnify or enter
                         into agreements with respect to
                         indemnification with any Person with
                         whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the ``Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint trustees/ directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28.   Business and Other Connections of Adviser.

           The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                The information as to the directors and
                officers of Alliance Capital Management
                Corporation, the general partner of Alliance
                Capital Management L.P., set forth in
                Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29.  Principal Underwriters

          (a)   Alliance Fund Distributors, Inc., the
                Registrant's Principal Underwriter in
                connection with the sale of shares of the Registrant, also acts as Principal
                Underwriter or Distributor for the following investment companies:

                    ACM Institutional Reserves Inc.
                    AFD Exchange Reserves Inc.
                    Alliance All-Asia Investment Fund, Inc.
                    Alliance Balanced Shares, Inc.
                    Alliance Bond Fund, Inc.
                    Alliance Capital Reserves
                    Alliance Counterpoint Fund
                    Alliance Developing Markets Fund, Inc.
                    Alliance Global Dollar Government Fund,
                    Inc.
                    Alliance Global Small Cap Fund, Inc.
                    Alliance Global Strategic Income Trust,
                    Inc.
                    Alliance Government Reserves
                    Alliance Growth and Income Fund, Inc.
                    Alliance Income Builder Fund, Inc.
                    Alliance International Fund
                    Alliance Money Market Fund
                    Alliance Mortgage Securities Income Fund,
                    Inc.
                    Alliance Mortgage Strategy Trust, Inc.
                    Alliance Multi-Market Strategy Trust,
                    Inc.

                    Alliance Municipal Income Fund, Inc.
                    Alliance Municipal Income Fund II
                    Alliance Municipal Trust
                    Alliance New Europe Fund, Inc.
                    Alliance North American Government Income
                    Trust, Inc.
                    Alliance Premier Growth Fund, Inc.
                    Alliance Quasar Fund, Inc.
                    Alliance Short-Term Multi-Market Trust,
                    Inc.
                    Alliance Technology Fund, Inc.
                    Alliance Utility Income Fund, Inc.
                    Alliance Variable Products Series Fund,
                    Inc.
                    Alliance World Income Trust, Inc.
                    Alliance Worldwide Privatization Fund,
                    Inc.
                    Fiduciary Management Associates
                    The Alliance Fund, Inc.
                    The Alliance Portfolios


                (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             Positions and Offices     Positions and Offices
Name                            With Underwriter           With Registrant
____                         ______________________    ______________________

Michael J. Laughlin          Chairman

Robert L. Errico             President

Kimberly A.  Baumgardner     Senior Vice President

Edmund P. Bergan, Jr.        Senior Vice President,    Secretary
                             General Counsel &
                             Secretary

Daniel J. Dart               Senior Vice President

Richard A. Davies            Senior Vice President

Byron M. Davis               Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Barbara J. Krumsiek          Senior Vice President

Stephen R. Laut              Senior Vice President

Daniel D. McGinley           Senior Vice President

Dusty W. Paschall            Senior Vice President

Antonios G. Poleonadkis      Senior Vice President

Gregory K. Shannahan         Senior Vice President

Joseph F. Sumanski           Senior Vice President

Peter J. Szabo               Senior Vice President

Nicholas K. Willett          Senior Vice President

Richard A. Winge             Senior Vice President

Benji A. Baer                Vice President

Warren W. Babcock III        Vice President

Kenneth F. Barkoff           Vice President

William P. Beanblosson       Vice President

Jack C. Bixler               Vice Presidnet

Casimir F. Bolanowski        Vice President

 Kevin T. Cannon             Vice President

Leo H. Cook                  Vice President

Richard W. Dabney            Vice President

Mark J. Dunbar               Vice President

Sohaila S. Farsheed          Vice President

Linda A. Finnerty            Vice President

William C. Fisher            Vice President

Robert M. Frank              Vice President

Gerard J. Friscia            Vice President & Controller

Andrew L. Gangolf            Vice President & Associate
                             General Counsel

Mark D. Gersten              Vice President            Treasurer and Chief
                             Financial Officer

Joseph W. Gibson             Vice President

Troy L. Glawe                Vice President

Herbert H. Goldman           Vice President

James E. Gunter              Vice President

Alan Halfenger               Vice President

George R. Hrabovsky          Vice President

Valerie J. Hugo              Vice President

Robert H. Joseph, Jr.        Vice President & Treasurer

Richard D. Keppler           Vice President

Sheila F. Lamb               Vice President

Thomas Leavitt, III          Vice President

Donna M. Lamback             Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Christopher J. MacDonald     Vice President

Maura A. McGrath             Vice President

Mark R. Manley               Vice President, Counsel
                             & Assistant Secretary

Matthew P. Mintzer           Vice President

Joanna D. Murray             Vice President

Nicole Nolan-Koester         Vice President

Daniel J. Phillips           Vice President

Robert T. Pigozzi            Vice President

James J. Posch               Vice President

Robert E. Powers             Vice President

Domenick Pugliese            Vice President &          Assistant
                             Associate General         Secretary
                             Counsel

Bruce W. Reitz               Vice President

Dennis A. Sanford            Vice President

Raymond S. Scalfani          Vice President

Richard J. Sidell            Vice President

J. William Strott, Jr.       Vice President

Richard E. Tambourine        Vice President

Joseph T. Tocyloski          Vice President

Neil S. Wood                 Vice President

Emilie D. Wrapp              Vice President &
                             Special Counsel

Maria L. Carreras            Assistant Vice President

Sarah A. Chodera             Assistant Vice President

John W. Cronin               Assistant Vice President

Leon M. Fern                 Assistant Vice President

William B. Hanigan           Assistant Vice President

Vicky M. Hayes               Assistant Vice President

Daniel M. Hazard             Assistant Vice President

John C. Hershock             Assistant Vice President

James J. Hill                Assistant Vice President

Kalen H. Holliday            Assistant Vice President

Thomas K. Intoccia           Assistant Vice President

Edward W. Kelly              Assistant Vice President

David P. Lambert             Assistant Vice President

Patrick Look                 Assistant Vice President
                             & Assistant Treasurer

Michael F. Mahoney           Assistant Vice President

Shawn P. McClain             Assistant Vice President

Thomas F. Monnerat           Assistant Vice President

Jeanette M. Nardella         Assistant Vice President

Camilo R. Pedraza            Assistant Vice President

Carol H. Rappa               Assistant Vice President

Lisa Robinson-Cronin         Assistant Vice President

Karen C. Satterberg          Assistant Vice President

Robert M. Smith              Assistant Vice President

         (c)  Not applicable.


ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE
                            _________

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York on the 5th day of January, 1996.

                          ALLIANCE MUNICIPAL INCOME FUND II


                             by    /s/ John D. Carifa
                                   John D. Carifa
                                   Chairman and President


         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature               Title                   Date
     _________               _____                   ____

1)   Principal
     Executive Officer

     /s/ John D. Carifa       Chairman and       January 5, 1996
     John D. Carifa            President

     Principal Financial
     and Accounting Officer

     /s/ Mark D. Gersten      Treasurer and Chief January 5, 1996
     Mark D. Gersten           Financial Officer

3)   All of the Trustees
     ___________________

     David H. Dievler
     Ruth S. Block
     John D. Carifa
     James R. Greene
     James M. Hester
     Clifford L. Michel
     Eugene F. O'Neil
     Robert C. White

     by /s/ Edmund P. Bergan                     January 5, 1996
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                        Index to Exhibits
                       __________________


                                                            Page
                                                            ____
(11)   Consent of Independent Auditors

(18)   Rule 18f-3 Plan

(27)   Financial Data Schedule










































00250151.AQ1